UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23285

Name of Fund:	BlackRock Multi-Sector Opportunities Trust

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Multi-Sector Opportunities Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2020

Date of reporting period: 12/31/2020

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2020

2020 Annual Report

BlackRock Multi-Sector Opportunities Trust

BlackRock Multi-Sector Opportunities Trust II

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information  (unaudited)

Section 19(a) Notices

BlackRock Multi-Sector Opportunities Trust’s (MSO) and BlackRock Multi-Sector Opportunities Trust II’s (MSO2) (collectively the “Trusts”, or individually a “Trust”) amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

December 31, 2020

	Total Cumulative Distributions for the Fiscal Period						% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Trust Name	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	(a)	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
MSO	$6.456990	$—	$—	$0.689010		$7.146000	90%	—%	—%	10%	100%
MSO2	5.640204	—	—	1.562796		7.203000	78	—	—	22	100

(a)

Each Trust estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.

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The Markets in Review

Dear Shareholder,

The 12-month reporting period as of December 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. The threat from the coronavirus became increasingly apparent throughout February and March 2020, and countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following a series of successful vaccine trials and passage of additional stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities from developed economies grew at a more modest pace, lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

Following the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates, already low as the year began, close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to accelerate as vaccination efforts get under way. The results of the U.S. elections also cleared the way for additional stimulus spending in 2021, which is likely to be a solid tailwind for economic growth. Inflation should increase as the expansion continues, but a shift in central bank policy means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the equity expansion.

Overall, we favor a positive stance toward risk, with an overweight in both equities and credit. We see U.S. and Asian equities benefiting from structural growth trends in tech, while emerging markets should be particularly helped by a vaccine-led economic expansion. In credit, rising inflation should provide tailwinds for inflation-protected bonds, and Euro area peripherals and Asian bonds also provide attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	22.16%	18.40%
U.S. small cap equities (Russell 2000® Index)	37.85	19.96
International equities (MSCI Europe, Australasia, Far East Index)	21.61	7.82
Emerging market equities (MSCI Emerging Markets Index)	31.14	18.31
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.67
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.87)	10.58
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.29	7.51
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.92	4.95
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	11.32	7.05
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T	3

4

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to each Trust’s investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under a reverse repurchase agreement (including accrued interest) then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Trust Summary as of December 31, 2020	BlackRock Multi-Sector Opportunities Trust (MSO)

Investment Objective

BlackRock Multi-Sector Opportunities Trust’s (MSO) (the “Trust”) investment objective is to seek to provide high income and total return. The Trust seeks to achieve its investment objective by investing at least 80% of its total assets in fixed income securities and other financial instruments that pay periodic income. The Trust may invest any amount of its assets in securities of any credit quality, including securities that are rated at the time of investment below investment grade — i.e., ‘‘Ba’’ or ‘‘BB’’ or below by Moody’s Investor’s Service, Inc. (“Moody’s”), S&P Global Ratings or Fitch Ratings, or securities that are judged to be of comparable quality by the Trust’s investment advisers. It is anticipated that the Trust will terminate on February 22, 2024 (the “Termination Date”); however, the Board of Trustees may also, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 22, 2025. The Trust may invest directly in securities or synthetically through the use of derivatives.

The Trust’s common shares are not listed on any securities exchange. Investors should consider that they may not have access to their investment until the Termination Date. The Trust is designed for long-term investors and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Initial Offering Date	February 23, 2018
Termination Date(a)	February 22, 2024
Current Quarterly Distribution per Common Share(b)	$1.5210
Current Annualized Distribution per Common Share(b)	$6.0840
Leverage as of December 31, 2020(c)	23%

(a)

The Board of Trustees may terminate the Trust, without shareholder approval, prior to the Termination Date and may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 22, 2025.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Net Asset Value Per Share Summary

	12/31/20	12/31/19	Change	High	Low
Net Asset Value	$ 87.75	$ 98.42	(10.84)%	$100.88	$64.60

Performance

Returns for the twelve months ended December 31, 2020 were as follows:

Returns Based On
Net Asset Value
MSO(a)	(2.50)%
Lipper General Bond Funds(b)	5.15

(a)	All returns reflect reinvestment of dividends and/or distributions at NAV on the payable date.
(b)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not indicative of future results.

More information about the Trust’s historical performance can be found in the “Closed-End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The extreme market volatility and drying up of liquidity seen in March 2020 negatively impacted the Trust’s holdings of commercial mortgage-backed securities. In addition, exposure to emerging market corporate debt and European corporate credit detracted from Trust performance.

Within securitized assets, exposure to collateralized loan obligations and non-agency residential mortgage-backed securities added to the Trust’s return for the period. Exposure to Asia corporate credit and U.S. high yield corporate credit also contributed to performance.

6	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2020 (continued)	BlackRock Multi-Sector Opportunities Trust (MSO)

Describe recent portfolio activity.

Heading into March, the investment adviser began trimming the Trust’s emerging market exposure on concerns around the impact of COVID-19. As the year progressed, the investment adviser added opportunistically in U.S. high yield corporate and emerging market corporate debt, where valuations and fundamentals appeared attractive. Within securitized assets, the investment adviser remained patient as these assets continued to recover from the March selloff. The Trust also slightly reduced its portfolio duration (and corresponding interest rate sensitivity), given diminished hedging benefit from domestic rates exposure and as the outlook for increased issuance warranted caution on longer-dated Treasury bonds. The investment adviser continued to seek opportunities to harvest the illiquidity premium by adding exposure to private investments.

During the period, the Trust used derivatives in the form of Treasury futures to manage duration and yield curve exposure. The Trust’s use of derivatives had a negative impact on performance.

Describe portfolio positioning at period end.

As of December 31, 2020, the Trust had an effective duration of 2.3 years and approximately 30% leverage, with all-in yields around 10.25%. The Trust maintained a diversified exposure across non-government sectors, including emerging markets, high yield corporate bonds and securitized assets. At period end, private investments in the portfolio comprised close to 20% of total assets in the Trust.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	7

Trust Summary as of December 31, 2020 (continued)	BlackRock Multi-Sector Opportunities Trust (MSO)

Overview of the Trust’s Total Investments

PORTFOLIO ALLOCATION

Asset Type	12/31/20	12/31/19
Corporate Bonds	36%	37%
Floating Rate Loan Interests	26	21
Asset-Backed Securities	15	13
Non-Agency Mortgage-Backed Securities	10	10
Preferred Securities	6	9
Foreign Agency Obligations	3	8
Short-Term Securities	2	1
U.S. Government Sponsored Agency Securities	1	1
Investment Companies	1	—
Common Stocks*	—	—

CREDIT QUALITY ALLOCATION

Credit Rating(a)	12/31/20		12/31/19
AA/Aa	—	%(b)	1%
A	1		1
BBB/Baa	10		14
BB/Ba	35		35
B/B	—		20
B	18		—
CCC	—		4
CCC/Caa	7		—
D	—	(b)	—
N/R	29		25

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Rounds to less than 1% of total investments.
*	Includes one or more investment categories that individually represents less than 1% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

8	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Investment Objective

BlackRock Multi-Sector Opportunities Trust II’s (MSO2) (the “Trust”) investment objective is to seek to provide high income and total return. The Trust seeks to achieve its investment objective by investing at least 80% of its total assets in fixed income securities and other financial instruments that pay periodic income. The Trust may invest any amount of its assets in securities of any credit quality, including securities that are rated at the time of investment below investment grade — i.e., ‘‘Ba’’ or ‘‘BB’’ or below by Moody’s, S&P Global Ratings or Fitch, or securities that are judged to be of comparable quality by the Trust’s investment advisers. It is anticipated that the Trust will terminate on February 28, 2025 (the “Termination Date”); however, the Board of Trustees may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 28, 2026. The Board of Trustees may also, without shareholder approval, adopt a plan of liquidation at any time preceding the anticipated Termination Date. The Trust may invest directly in securities or synthetically through the use of derivatives.

The Trust’s common shares are not listed on any securities exchange. Investors should consider that they may not have access to their investment until the Termination Date. The Trust is designed for long-term investors and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Initial Offering Date	April 16, 2019
Termination Date(a)	February 28, 2025
Current Quarterly Distribution per Common Share(b)	$1.5780
Current Annualized Distribution per Common Share(b)	$6.3120
Leverage as of December 31, 2020(c)	25%

(a)

The Board of Trustees may terminate the Trust, without shareholder approval, prior to the Termination Date and may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 28, 2026.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Net Asset Value Per Share Summary

	12/31/20	12/31/19	Change	High	Low
Net Asset Value	$ 90.65	$101.48	(10.67)%	$103.68	$65.95

Performance

Returns for the twelve months ended December 31, 2020 were as follows:

Returns Based On
Net Asset Value
MSO2(a)	(2.45)%
Lipper General Bond Funds(b)	5.15

(a)	All returns reflect reinvestment of dividends and/or distributions at NAV on the payable date.
(b)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not indicative of future results.

More information about the Trust’s historical performance can be found in the “Closed-End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The extreme market volatility and drying up of liquidity seen in March 2020 negatively impacted the Trust’s holdings of commercial mortgage-backed securities, non-agency residential mortgage-backed securities and collateralized loan obligations. In addition, exposure to emerging market corporate debt detracted from Trust performance.

Within securitized assets, exposure to collateralized loan obligations and non-agency residential mortgage-backed securities added to the Trust’s return for the period. Exposure to Asia corporate credit and U.S. high yield corporate credit also contributed to performance. The Trust’s holdings of private assets proved beneficial as well.

T R U S T S U M M A R Y	9

Trust Summary as of December 31, 2020 (continued)	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Describe recent portfolio activity.

Heading into March, the investment adviser began trimming the Trust’s emerging market exposure on concerns around the impact of COVID-19. As the year progressed, the investment adviser added opportunistically in U.S. high yield corporate and emerging market corporate debt, where valuations and fundamentals appeared attractive. Within securitized assets, the investment adviser remained patient as they continued to recover from the March selloff. The Trust also slightly reduced its portfolio duration (and corresponding interest rate sensitivity), given diminished hedging benefit from domestic rates exposure and as the outlook for increased issuance warranted caution on longer-dated Treasury bonds. The investment adviser continued to seek opportunities to harvest the illiquidity premium by adding exposure to private investments.

During the period, the Trust used derivatives in the form of Treasury futures to manage duration and yield curve exposure. The Trust’s use of derivatives had a negative impact on performance.

Describe portfolio positioning at period end.

As of December 31, 2020, the Trust had an effective duration of 2.6 years and approximately 30% leverage, with all-in yields around 10.5%. The Trust maintained diversified exposure across non-government sectors, including emerging markets, high yield corporate bonds and securitized assets. At period end, private assets in the portfolio comprised close to 6% of the total assets in the Trust.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2020 (continued)	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Overview of the Trust’s Total Investments

PORTFOLIO ALLOCATION

Asset Type	12/31/20	12/31/19
Corporate Bonds	39%	39%
Asset-Backed Securities	22	19
Floating Rate Loan Interests	14	9
Non-Agency Mortgage-Backed Securities	11	10
Preferred Securities	6	9
Foreign Agency Obligations	4	6
Investment Companies	2	6
U.S. Government Sponsored Agency Securities	1	1
Short-Term Securities	1	1
Other*	—	—

CREDIT QUALITY ALLOCATION

Credit Rating(a)	12/31/20		12/31/19
AAA/Aaa	—%		1%
AA/Aa	—	(b)	—
A	1		2
BBB/Baa	17		17
BB/Ba	36		31
B	18		21
CCC/Caa	3		1
CC	1		—
CC/Ca	—		1
C	—		1
D	—	(b)	—
N/R	24		25

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Rounds to less than 1% of total investments.
*	Includes one or more investment categories that individually represents less than 1% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

T R U S T S U M M A R Y	11

Schedule of Investments December 31, 2020	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
522 Funding CLO I Ltd., Series 2019-1A, Class E, (3 mo. LIBOR US + 7.34%), 7.58%, 01/15/33(a)(b)	USD	250	$249,553
AIMCO CLO 10 Ltd., Series 2019-10A, Class SUB, 0.00%, 07/22/32(a)(b)		1,844	1,340,756
Ajax Mortgage Loan Trust(b)
Series 2018-A, Class B, 0.00%, 04/25/58		444	234,016
Series 2018-B, Class B, 0.00%, 02/26/57		465	131,992
Anchorage Capital CLO Ltd.(a)(b)
Series 2013-1A, Class DR, (3 mo. LIBOR US + 6.80%), 7.02%, 10/13/30		3,050	3,027,388
Series 2014-5RA, Class E, (3 mo. LIBOR US + 5.40%), 5.64%, 01/15/30		1,000	930,149
Apidos CLO XV, Series 2013-15A, Class ERR, (3 mo. LIBOR US + 5.70%), 5.92%, 04/20/31(a)(b)		1,000	934,273
Apidos CLO XXIX, Series 2018-29A, Class D, (3 mo. LIBOR US + 5.25%), 5.46%, 07/25/30(a)(b)		2,000	1,775,842
Apres Static CLO Ltd., Series 2019-1A, Class CR, (3 mo. LIBOR US + 4.25%), 4.49%, 10/15/28(a)(b)		500	501,191
ARES LI CLO Ltd., Series 2019-51A, Class E, (3 mo. LIBOR US + 6.49%), 6.73%, 04/15/31(a)(b)		700	700,016
Ares LV CLO Ltd., Series 2020-55A, Class D, (3 mo. LIBOR US + 4.83%), 5.07%, 04/15/31(a)(b)		1,000	999,920
Ares XXXVII CLO Ltd., Series 2015-4A, Class DR, (3 mo. LIBOR US + 6.15%), 6.39%, 10/15/30(a)(b)		1,450	1,366,139
BankAmerica Manufactured Housing Contract Trust, Series 1997-2, Class B1, 7.07%, 02/10/22(a)		2,300	1,264,285
Battalion CLO XI Ltd., Series 2017-11A, Class E, (3 mo. LIBOR US + 5.98%), 6.19%, 10/24/29(a)(b)		1,000	967,939
Bean Creek CLO Ltd., Series 2015-1A, Class ER, (3 mo. LIBOR US + 5.75%), 5.97%, 04/20/31(a)(b)		1,500	1,365,226
Benefit Street Partners CLO XVIII Ltd., Series 2019- 18A, Class E, (3 mo. LIBOR US + 6.90%), 7.14%, 10/15/32(a)(b)		1,000	997,199
BlueMountain CLO XXV Ltd., Series 2019-25A, Class E, (3 mo. LIBOR US + 6.70%), 6.94%, 07/15/32(a)(b)		250	245,301
BlueMountain CLO XXVI Ltd., Series 2019-26A, Class E, (3 mo. LIBOR US + 7.70%), 7.92%, 10/20/32(a)(b)		250	250,709
Brookside Mill CLO Ltd., Series 2013-1A, Class DR, (3 mo. LIBOR US + 2.65%), 2.87%, 01/17/28(a)(b)		250	238,109
CarVal CLO II Ltd.(a)(b)
Series 2019-1A, Class D, (3 mo. LIBOR US + 4.15%), 4.37%, 04/20/32		250	251,241
Series 2019-1A, Class E, (3 mo. LIBOR US + 6.75%), 6.97%, 04/20/32		825	809,646
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 6.66%, 07/20/32(a)(b)		2,200	2,153,738
Cedar Funding IX CLO Ltd., Series 2018-9A, Class E, (3 mo. LIBOR US + 5.35%), 5.57%, 04/20/31(a)(b)		2,000	1,811,042
CFMT LLC(a)(b)(c)
Series 2019-HB1, Class M4, 4.49%, 12/25/29		250	248,750
Series 2019-HB1, Class M5, 6.00%, 12/25/29		250	245,000
Deer Creek Clo Ltd., Series 2017-1A, Class E, (3 mo. LIBOR US + 6.35%), 6.57%, 10/20/30(a)(b)		1,000	938,266
Elmwood CLO II Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.80%), 7.02%, 04/20/31(a)(b)		500	500,001
Elmwood CLO III Ltd., Series 2019-3A, Class E, (3 mo. LIBOR US + 7.00%), 7.24%, 10/15/32(a)(b)		1,425	1,418,892

Security		Par (000)	Value

Asset-Backed Securities (continued)
Fairstone Financial Issuance Trust I, Series 2020-1A, Class D, 6.87%, 10/20/39(b)	CAD	210	$164,117
Gilbert Park CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 2.95%), 3.19%, 10/15/30(a)(b)	USD	550	544,842
Goldentree Loan Management US Clo 2 Ltd., Series 2017-2A, Class E, (3 mo. LIBOR US + 4.70%), 4.92%, 11/28/30(a)(b)		1,500	1,367,328
GoldenTree Loan Opportunities IX Ltd., Series 2014- 9A, Class ER2, (3 mo. LIBOR US + 5.66%), 5.87%, 10/29/29(a)(b)		500	475,032
GoldentTree Loan Management US CLO 1 Ltd., Series 2017-1A, Class DR, (3 mo. LIBOR US + 2.65%), 2.87%, 04/20/29(a)(b)		700	667,172
Highbridge Loan Management Ltd., Series 12A-18, Class D, (3 mo. LIBOR US + 5.15%), 5.37%, 07/18/31(a)(b)		1,120	996,607
JP Morgan Mortgage Acquisition Corp., Series 2006- FRE2, Class M2, (1 mo. LIBOR US + 0.54%), 0.69%, 02/25/36(a)		2,788	2,476,359
Kayne CLO 6 Ltd., Series 2019-6A, Class E, (3 mo. LIBOR US + 7.53%), 7.75%, 01/20/33(a)(b)		500	505,284
Lending Funding Trust, Series 2020-2A, Class D, 6.77%, 04/21/31(b)		315	321,194
Madison Park Funding X Ltd., Series 2012-10A, Class DR2, (3 mo. LIBOR US + 3.25%), 3.47%, 01/20/29(a)(b)		1,270	1,257,299
Madison Park Funding XXX Ltd.(a)
Series 2018-30A, Class E, (3 mo. LIBOR US + 4.95%), 5.19%, 04/15/29(b)		1,250	1,040,029
Series 2018-30X, Class E, 5.19%, 04/15/29		250	208,006
Madison Park Funding XXXII Ltd., Series 2018-32A, Class E, (3 mo. LIBOR US + 7.10%), 7.32%, 01/22/31(a)(b)		250	249,747
Mariner CLO 7 Ltd., Series 2019-1A, Class E, (3 mo. LIBOR US + 6.89%), 7.10%, 04/30/32(a)(b)		250	250,008
Mariner Finance Issuance Trust(b)
Series 2019-AA, Class D, 5.44%, 07/20/32		2,500	2,454,981
Series 2020-AA, Class D, 5.75%, 08/21/34		250	251,460
MCM Trust, Series 2018-NPL1, Class B, 0.00%, 05/28/58(b)		2,282	1,294,860
Mosaic Solar Loan Trust, Series 2018-2GS, Class C, 5.97%, 02/22/44(b)		365	366,441
Nationstar HECM Loan Trust, Series 2019-1A, Class M4, 5.80%, 06/25/29(a)(b)		1,500	1,500,731
OCP CLO Ltd.(a)(b)
Series 2013-4A, Class CRR, (3 mo. LIBOR US + 3.00%), 3.21%, 04/24/29		600	580,950
Series 2019-16A, Class E, 6.84%, 01/20/32		250	241,659
Series 2019-17A, Class E, (3 mo. LIBOR US + 6.66%), 6.88%, 07/20/32		1,000	997,023
Palmer Square CLO Ltd.(a)(b)
Series 2015-2A, Class CR2, (3 mo. LIBOR US + 2.75%), 2.97%, 07/20/30		250	245,929
Series 2015-2A, Class DR2, (3 mo. LIBOR US + 5.75%), 5.97%, 07/20/30		250	244,379
Series 2018-2A, Class D, (3 mo. LIBOR US + 5.60%), 5.83%, 07/16/31		1,500	1,449,755
Park Avenue Institutional Advisers CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 5.85%), 6.06%, 08/23/31(a)(b)		2,000	1,759,990

12	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Asset-Backed Securities (continued)
Regatta VI Funding Ltd., Series 2016-1A, Class ER, (3 mo. LIBOR US + 5.00%), 5.22%, 07/20/28(a)(b)	USD	250		$239,041
Republic Finance Issuance Trust, Series 2020-A, Class D, 7.00%, 11/20/30(b)		700		724,492
Rockford Tower CLO Ltd.(a)(b)
Series 2017-1A, Class E, (3 mo. LIBOR US + 5.40%), 5.64%, 04/15/29		2,000		1,813,634
Series 2017-2A, Class ER, (3 mo. LIBOR US + 6.25%), 6.49%, 10/15/29		1,150		1,124,494
Series 2017-3A, Class D, (3 mo. LIBOR US + 2.65%), 2.87%, 10/20/30		970		942,668
Series 2017-3A, Class E, (3 mo. LIBOR US + 5.75%), 5.97%, 10/20/30		1,000		920,599
Series 2017-3A, Class SUB, 0.00%, 10/20/30		350		172,182
Series 2018-1A, Class SUB, 0.00%, 05/20/31		350		251,956
Series 2018-2A, Class SUB, 0.00%, 10/20/31		350		170,885
Sofi Professional Loan Program LLC, Series 2016-B, Class RC, 0.00%, 04/25/37(b)(c)		—	(d)	458,595
Sound Point CLO XXIV, Series 2019-3A, Class D, (3 mo. LIBOR US + 4.11%), 4.32%, 10/25/32(a)(b)		2,250		2,252,018
Strata CLO I Ltd.(a)(b)
Series 2018-1A, Class E, (3 mo. LIBOR US + 7.08%), 7.32%, 01/15/31		500		460,030
Series 2018-1A, Class USUB, 0.00%, 01/15/18		1,750		1,036,747
Sun Country, 7.00%, 12/15/23(c)		623		565,668
TICP CLO V Ltd., Series 2016-5A, Class ER, (3 mo. LIBOR US + 5.75%), 5.97%, 07/17/31(a)(b)		250		243,935
TICP CLO VI Ltd., Series 2016-6A, Class ER, (3 mo. LIBOR US + 6.40%), 6.64%, 01/15/29(a)(b)		1,500		1,500,012
TICP CLO VII Ltd., Series 2017-7A, Class ER, (3 mo. LIBOR US + 7.05%), 7.29%, 04/15/33(a)(b)		500		477,704
TICP CLO XII Ltd., Series 2018-12A, Class E, (3 mo. LIBOR US + 5.50%), 5.74%, 01/15/31(a)(b)		2,750		2,600,510
TRESTLES CLO II Ltd., Series 2018-2A, Class D, (3 mo. LIBOR US + 5.75%), 5.96%, 07/25/31(a)(b)		1,900		1,782,559
TRESTLES CLO III Ltd., Series 2020-3A, Class SUB, 0.00%, 01/20/33(a)(b)		500		406,952
Voya CLO Ltd., Series 2014-3A, Class CR, (3 mo. LIBOR US + 2.65%), 2.86%, 07/25/26(a)(b)		350		344,285
Westcott Park CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.25%), 3.47%, 07/20/28(a)(b)		750		746,398
York CLO Ltd., Series 2014-1A, Class DRR, 3.23%, 10/22/29(a)(b)		250		244,021
York CLO-2 Ltd., Series 2015-1A, Class ER, (3 mo. LIBOR US + 5.65%), 5.87%, 01/22/31(a)(b)		500		471,499

Total Asset-Backed Securities — 18.8% (Cost: $72,098,613)				67,758,645

		Shares

Common Stocks

Energy Equipment & Services — 0.0%
Pioneer Energy Services Corp.(c)		400		15,533

Equity Real Estate Investment Trusts (REITs) — 0.0%
Service Properties Trust		4,000		45,960

Security		Shares	Value

Hotels, Restaurants & Leisure — 0.1%
Caesars Entertainment, Inc.(e)		6,935	$515,063

Oil & Gas Exploration & Production — 0.1%
CA Resources Corp.		19,277	439,965

Oil, Gas & Consumable Fuels — 0.3%
California Resources Corp.(e)		39,354	928,361

Total Common Stocks — 0.5% (Cost: $1,891,572)			1,944,882

		Par (000)

Corporate Bonds

Aerospace & Defense — 1.3%
Embraer Netherlands Finance BV, 6.95%, 01/17/28(b) .	USD	491	554,830
Howmet Aerospace Inc., 6.75%, 01/15/28(f)		1,209	1,478,413
Rolls-Royce PLC, 1.63%, 05/09/28	EUR	100	113,659
TransDigm, Inc.(f)
6.50%, 05/15/25	USD	1,330	1,366,575
6.25%, 03/15/26(b)		1,163	1,238,595

			4,752,072

Airlines — 1.9%
American Airlines Group, Inc.(c)
4.00%, 12/15/24(a)		244	230,405
4.87%, 04/22/25		304	265,993
Avianca Financial BND Corp., 0.00%, 11/10/21(a)		561	561,000
Avianca Holdings SA, (3 mo. LIBOR US + 10.50% Cash or 12.00% PIK), 10.74%, 11/10/21(a)(b)(f)		5,267	4,898,310
Gol Finance SA, 7.00%, 01/31/25(b)(f)		500	448,281
United Airlines Pass-Through Trust, Series 2016-1, Class A, 5.88%, 10/15/27(f)		536	578,994

			6,982,983

Auto Components — 0.2%
Clarios Global LP/Clarios US Finance Co., 6.25%, 05/15/26(b)(f)		79	84,728
IHO Verwaltungs GmbH, (3.63% Cash or 4.38% PIK), 3.63%, 05/15/25(g)	EUR	113	140,613
ZF Finance GmbH
3.00%, 09/21/25		100	126,135
3.75%, 09/21/28		200	262,044

			613,520

Automobiles — 0.2%
Ford Motor Credit Co. LLC, 5.58%, 03/18/24(f)	USD	612	660,134
Nissan Motor Co. Ltd., 3.20%, 09/17/28	EUR	100	132,429

			792,563

Banks — 0.6%
Bancolombia SA, (5 year CMT + 2.94%), 4.63%, 12/18/29(a)	USD	577	605,850
Bangkok Bank PCL, (5 year CMT + 4.73%), 5.00%(a)(h)		200	208,312
Bank Tabungan Negara Persero Tbk PT, 4.20%, 01/23/25		200	203,188
Grupo Aval Ltd., 4.38%, 02/04/30(b)		580	616,794
Itau Unibanco Holding SA, 5.13%, 05/13/23(b)(f)		432	461,025

			2,095,169

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Beverages — 0.6%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.75%, 07/15/27	GBP	250	$354,270
Central American Bottling Corp.(f)
5.75%, 01/31/27	USD	425	450,234
5.75%, 01/31/27(b)		100	105,938
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(b)(f)		1,092	1,113,545
OI European Group BV, 2.88%, 02/15/25	EUR	100	123,689

			2,147,676

Building Materials — 0.3%
Cemex SAB de CV
3.13%, 03/19/26		300	376,230
5.45%, 11/19/29(f)	USD	443	486,746
Standard Industries, Inc., 4.75%, 01/15/28(b)(f)		46	48,415
US Concrete, Inc., 6.38%, 06/01/24(f)		13	13,325

			924,716

Capital Markets — 0.2%
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(g)	EUR	470	584,224

Chemicals — 1.3%
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25		100	124,354
Braskem Netherlands Finance BV, (5 year CMT + 8.22%), 8.50%, 01/23/81(a)(b)	USD	497	554,311
Equate Petrochemical BV, 4.25%, 11/03/26(b)(f)		457	508,555
INEOS Finance PLC, 3.38%, 03/31/26	EUR	100	125,860
NOVA Chemicals Corp., 4.88%, 06/01/24(b)(f)	USD	1,407	1,465,039
OCI NV, 3.63%, 10/15/25	EUR	100	126,746
Orbia Advance Corp. SAB de CV, 5.88%, 09/17/44(b)(f).	USD	1,000	1,242,188
Sasol Financing USA LLC, 6.50%, 09/27/28		576	623,520

			4,770,573

Commercial Services & Supplies — 0.7%
AMN Healthcare, Inc., 4.63%, 10/01/27(b)(f)		210	219,990
United Rentals North America, Inc., 4.88%, 01/15/28(f) .		1,396	1,486,740
Verisure Holding AB
3.50%, 05/15/23	EUR	271	334,808
3.88%, 07/15/26		100	124,914
Verisure Midholding AB, 5.75%, 12/01/23		300	370,343

			2,536,795

Construction & Engineering — 0.0%
Ferrovial Netherlands BV, (5 year EUR Swap + 2.13%), 2.12%(a)(h)		100	120,638

Construction Materials — 0.2%
KAR Auction Services, Inc., 5.13%, 06/01/25(b)(f)	USD	816	839,688

Consumer Discretionary — 0.1%
Q-Park Holding I BV
1.50%, 03/01/25	EUR	100	117,630
(3 mo. EURIBOR + 2.00%), 2.00%, 03/01/26(a)		100	118,103
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26		100	127,980

			363,713

Security		Par (000)	Value

Consumer Finance — 0.2%
Muthoot Finance Ltd.
6.13%, 10/31/22(b)(f)	USD	453	$473,951
4.40%, 09/02/23		200	203,625

			677,576

Containers & Packaging — 0.4%
Suzano Austria GmbH, 7.00%, 03/16/47(b)(f)		1,000	1,335,000

Diversified Financial Services — 1.3%
Alfa SAB de CV
6.88%, 03/25/44(b)(f)		400	531,625
6.88%, 03/25/44		200	265,812
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	310	422,179
ASG Finance Designated Activity Co., 7.88%, 12/03/24(b)	USD	1,144	986,700
Cabot Financial Luxembourg SA, 7.50%, 10/01/23	GBP	88	122,639
Credit Agricole SA, (5 year USD Swap + 4.90%), 7.88%(a)(f)(h)	USD	600	681,000
Garfunkelux Holdco 3 SA, 7.75%, 11/01/25	GBP	100	140,445
Intrum AB
2.75%, 07/15/22	EUR	10	12,216
4.88%, 08/15/25		100	126,135
Manappuram Finance Ltd., 5.90%, 01/13/23	USD	200	206,688
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25(b)(f)		661	687,027
Shriram Transport Finance Co. Ltd.
5.95%, 10/24/22		200	204,813
5.10%, 07/16/23		200	203,500

			4,590,779

Diversified Telecommunication Services — 1.2%
Axtel SAB de CV, 6.38%, 11/14/24(b)(f)		1,000	1,042,187
Level 3 Financing, Inc.(b)(f)
4.25%, 07/01/28		575	590,813
3.63%, 01/15/29		460	458,850
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(f)(g)		375	399,258
SoftBank Group Corp.
4.00%, 04/20/23	EUR	100	127,333
4.75%, 07/30/25		200	265,904
Telecom Italia Capital SA, 6.38%, 11/15/33(f)	USD	1,239	1,523,970

			4,408,315

Education — 0.1%
Bright Scholar Education Holdings Ltd., 7.45%, 07/31/22		200	207,000

Electric Utilities(f) — 1.0%
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(b)		505	540,508
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 4.88%, 07/17/49		250	284,844
PG&E Corp., 5.00%, 07/01/28		390	415,350
Talen Energy Supply LLC(b)
7.25%, 05/15/27		1,591	1,694,415
6.63%, 01/15/28		675	705,375

			3,640,492

Electrical Equipment — 0.0%
Pearl Holding III Ltd., 9.50%, 12/11/22(f)		200	54,875

14	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Energy Equipment & Services(b) — 0.4%
Pioneer Energy Services Corp.(c)(g)
(11.00% Cash), 11.00%, 05/15/25	USD	162	$130,045
(5.00% PIK), 5.00%, 11/15/25(i)		115	61,925
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(f)		1,103	1,069,716

			1,261,686

Equity Real Estate Investment Trusts (REITs) — 0.8%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
5.63%, 05/01/24(f)		1,895	2,058,254
4.63%, 06/15/25(b)		123	131,733
Service Properties Trust
4.50%, 06/15/23(f)		512	514,560
7.50%, 09/15/25		58	66,835
XHR LP, 6.38%, 08/15/25(b)(f)		148	156,140

			2,927,522

Food & Staples Retailing — 0.6%
BRF GmbH, 4.35%, 09/29/26		200	210,750
Cydsa SAB de CV, 6.25%, 10/04/27(b)(f)		1,000	1,052,500
Grupo KUO SAB de CV, 5.75%, 07/07/27(b)(f)		800	841,750
Picard Groupe SAS, (3 mo. EURIBOR + 3.00%), 3.00%, 11/30/23(a)	EUR	100	121,860

			2,226,860

Food Products(b)(f) — 0.7%
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 02/15/28	USD	43	48,120
MHP Lux SA, 6.25%, 09/19/29		1,000	1,020,312
Minerva Luxembourg SA, 6.50%, 09/20/26		1,300	1,362,969

			2,431,401

Health Care Providers & Services — 1.6%
Acadia Healthcare Co., Inc., 5.50%, 07/01/28(b)		55	59,073
DaVita, Inc., 4.63%, 06/01/30(b)(f)		890	944,512
HCA, Inc., 3.50%, 09/01/30(f)		1,210	1,285,717
Select Medical Corp., 6.25%, 08/15/26(b)(f)		780	839,998
Tenet Healthcare Corp.(b)
4.63%, 09/01/24(f)		901	930,282
4.88%, 01/01/26(f)		1,488	1,556,612
4.63%, 06/15/28		49	51,327
Universal Health Services, Inc., 2.65%, 10/15/30(b)(f)		137	142,222

			5,809,743

Health Care Technology — 0.1%
Synlab Bondco PLC, (3 mo. EURIBOR + 4.75%), 4.75%, 07/01/25(a)	EUR	137	170,672

Hotels, Restaurants & Leisure — 3.7%
Boyd Gaming Corp.
8.63%, 06/01/25(b)	USD	82	91,200
4.75%, 12/01/27(f)		443	460,166
Caesars Entertainment, Inc.(b)(f)
6.25%, 07/01/25		486	517,590
8.13%, 07/01/27		314	347,605
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25(b)(f)		144	152,579
Carlson Travel, Inc., 6.75%, 12/15/25(b)(f)		2,704	2,227,420
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25(b)(f)		220	229,350
Cirsa Finance International Sarl, 7.88%, 12/20/23(b)(f)		400	401,000
CPUK Finance Ltd., 4.25%, 08/28/22	GBP	104	141,096

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Dave & Buster’s, Inc., 7.63%, 11/01/25(b)	USD	43	$45,258
Fortune Star BVI Ltd.
6.75%, 07/02/23		200	210,438
6.85%, 07/02/24		600	636,750
Golden Entertainment, Inc., 7.63%, 04/15/26(b)(f)		274	294,207
Hyatt Hotels Corp., 5.38%, 04/23/25(f)		224	253,146
International Game Technology PLC, 6.50%, 02/15/25(b)(f)		1,150	1,285,723
IRB Holding Corp., 7.00%, 06/15/25(b)(f)		151	164,968
Ladbrokes Group Finance PLC, 5.13%, 09/16/22	GBP	26	37,438
Marriott International, Inc.(f)
4.63%, 06/15/30	USD	106	124,389
Series GG, 3.50%, 10/15/32		508	555,541
Marriott Ownership Resorts, Inc., 6.13%, 09/15/25(b)(f) .		555	591,075
Melco Resorts Finance Ltd., 5.25%, 04/26/26		300	313,500
MGM China Holdings Ltd., 5.88%, 05/15/26(f)		300	316,092
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(b)(f)		706	755,420
Scientific Games International, Inc., 7.00%, 05/15/28(b)(f)		464	498,897
SeaWorld Parks & Entertainment, Inc.(b)(f)
8.75%, 05/01/25		669	722,520
9.50%, 08/01/25		310	336,544
Sisal Group SpA, 7.00%, 07/31/23	EUR	69	84,828
Stonegate Pub Co. Financing PLC, 8.25%, 07/31/25	GBP	100	138,459
Studio City Finance Ltd., 7.25%, 02/11/24(f)	USD	300	312,187
Wyndham Destinations, Inc., 6.63%, 07/31/26(b)(f)		189	216,405
Wynn Macau Ltd., 5.50%, 01/15/26(f)		400	416,000
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(b)(f)		482	504,895

			13,382,686

Household Durables — 3.6%
Ashton Woods USA LLC/Ashton Woods Finance Co.(b)(f)
9.88%, 04/01/27		602	676,497
6.63%, 01/15/28		495	520,988
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 6.25%, 09/15/27(b)(f)		541	575,489
Century Communities, Inc., 6.75%, 06/01/27(f)		110	117,447
Controladora Mabe SA de CV, 5.60%, 10/23/28(b)(f)		1,000	1,178,750
Forestar Group, Inc., 8.00%, 04/15/24(b)(f)		1,495	1,573,487
M/I Homes, Inc., 4.95%, 02/01/28(f)		510	539,861
PulteGroup, Inc.(f)
5.50%, 03/01/26		500	594,958
7.88%, 06/15/32		1,138	1,702,732
Taylor Morrison Communities, Inc.(b)(f)
5.88%, 06/15/27		647	733,258
5.75%, 01/15/28		2,269	2,569,642
TRI Pointe Group, Inc.
5.25%, 06/01/27(f)		505	549,188
5.70%, 06/15/28		38	42,902
William Lyon Homes, Inc., 6.63%, 07/15/27(b)(f)		1,489	1,609,237

			12,984,436

Household Products — 0.0%
Kronos Acquisition Holdings, Inc., 9.00%, 08/15/23(b)		89	91,181

Independent Power and Renewable Electricity Producers — 1.5%
Calpine Corp.(b)(f)
5.25%, 06/01/26		943	975,533
4.50%, 02/15/28		1,365	1,419,600

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Independent Power and Renewable Electricity Producers (continued)
Calpine Corp.(b)(f) (continued)
5.13%, 03/15/28	USD	722	$759,522
China Shuifa Singyes Energy Holdings Ltd., (2.00% Cash + 4.00% PIK), 6.00%, 12/19/22(g)		218	197,618
Greenko Dutch BV, 5.25%, 07/24/24		200	207,500
Greenko Solar Mauritius Ltd., 5.95%, 07/29/26		300	322,781
India Green Energy Holdings
5.38%, 04/29/24(b)		300	315,375
5.38%, 04/29/24		250	262,813
Neerg Energy Ltd., 6.00%, 02/13/22(f)		200	202,750
ReNew Power Synthetic, 6.67%, 03/12/24(f)		500	527,344

			5,190,836

Insurance(a) — 0.5%
Asahi Mutual Life Insurance Co., (5 year USD Swap + 4.59%), 6.50%(h)		400	429,209
Assicurazioni Generali SpA, (3 mo. EURIBOR + 5.35%), 5.00%, 06/08/48	EUR	500	737,571
AXA SA, (3 mo. LIBOR GBP + 3.27%), 5.63%, 01/16/54	GBP	400	728,302

			1,895,082

Interactive Media & Services — 0.3%
21Vianet Group, Inc., 7.88%, 10/15/21	USD	200	204,000
Adevinta ASA, 3.00%, 11/15/27	EUR	200	252,490
United Group BV, 4.88%, 07/01/24		430	535,816

			992,306

Internet Software & Services — 0.1%
Expedia Group, Inc., 6.25%, 05/01/25(b)(f)	USD	416	482,186

IT Services — 0.0%
Centurion Bidco SpA, 5.88%, 09/30/26	EUR	100	125,678

Machinery — 0.6%
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/24(b)(f)	USD	1,152	1,260,864
Loxam SAS, 3.75%, 07/15/26	EUR	200	247,445
Vertical Midco GmbH
4.38%, 07/15/27		115	147,830
(3 mo. EURIBOR + 4.75%), 4.75%, 07/15/27(a)		173	213,935
Vertical US Newco, Inc., 5.25%, 07/15/27(b)	USD	274	290,440

			2,160,514

Media — 2.2%
Altice Financing SA, 2.25%, 01/15/25	EUR	180	211,981
Cable Onda SA, 4.50%, 01/30/30	USD	537	592,378
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(b)(f)		738	745,380
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(b)(f)		1,831	1,487,687
Lorca Telecom Bondco SAU, 4.00%, 09/18/27	EUR	200	256,840
Network i2i Ltd., (5 year CMT + 4.27%), 5.65%(a)(h)	USD	200	213,312
Nexstar Broadcasting, Inc., 5.63%, 07/15/27(b)(f)		733	785,226
Sable International Finance Ltd., 5.75%, 09/07/27(f)		460	489,900
SES SA, (5 year EUR Swap + 5.40%), 5.63%(a)(h)	EUR	800	1,072,245
Sirius XM Radio, Inc.(b)(f)
5.00%, 08/01/27	USD	70	74,376
5.50%, 07/01/29		66	72,621
Summer BC Holdco B Sarl, 5.75%, 10/31/26	EUR	200	257,341

Security		Par (000)	Value

Media (continued)
TEGNA, Inc., 4.63%, 03/15/28(b)(f)	USD	301	$307,772
Ziggo BV, 5.50%, 01/15/27(b)(f)		1,300	1,356,875

			7,923,934

Metals & Mining — 1.8%
ABJA Investment Co. Pte Ltd., 5.95%, 07/31/24		300	321,750
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30		200	214,000
Commercial Metals Co.(f)
4.88%, 05/15/23		181	190,503
5.75%, 04/15/26		51	52,658
5.38%, 07/15/27		1,374	1,446,135
HTA Group Ltd., 7.00%, 12/18/25(b)		415	446,384
JSW Steel Ltd., 5.38%, 04/04/25		200	209,313
Nexa Resources SA, 5.38%, 05/04/27(b)(f)		2,000	2,226,250
Periama Holdings LLC, 5.95%, 04/19/26		200	212,500
thyssenkrupp AG
1.88%, 03/06/23	EUR	127	154,851
2.88%, 02/22/24		145	178,069
Usiminas International Sarl, 5.88%, 07/18/26(b)(f)	USD	200	216,937
Vale Overseas Ltd., 3.75%, 07/08/30		275	305,508
Vedanta Resources Finance II PLC, 13.88%, 01/21/24		200	210,125
Vedanta Resources Ltd., 7.13%, 05/31/23		270	219,206

			6,604,189

Multi-line Retail — 0.1%
Hipercor SA, 3.88%, 01/19/22	EUR	200	251,908

Oil & Gas Exploration & Production — 0.0%
Bruin E&P Partners LLC, 8.88%, 08/01/23(e)(j)	USD	110	55

Oil, Gas & Consumable Fuels — 5.4%
Bioceanico Sovereign Certificate Ltd., 0.00%, 06/05/34(f)(k)		706	536,549
Buckeye Partners LP, 4.13%, 03/01/25(b)(f)		195	197,438
Centennial Resource Production LLC(b)(f)
5.38%, 01/15/26		1,841	1,284,097
6.88%, 04/01/27		127	91,123
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27(f)		890	1,052,850
Cheniere Energy Partners LP, 4.50%, 10/01/29(f)		335	354,356
Cheniere Energy, Inc., (4.88% PIK), 4.88%, 05/28/21(b)(g)(i)		1,723	1,725,100
Chesapeake Energy Corp., 11.50%, 01/01/25(b)(e)(j)		868	151,900
Citgo Holding, Inc., 9.25%, 08/01/24(b)		306	281,520
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)		54	55,146
eG Global Finance PLC
3.63%, 02/07/24	EUR	337	403,462
4.38%, 02/07/25		211	253,128
6.25%, 10/30/25		100	125,451
Geopark Ltd., 6.50%, 09/21/24(b)(f)	USD	519	537,652
GMR Hyderabad International Airport Ltd., 5.38%, 04/10/24		200	203,063
Hammerhead Resources, Inc., Series AI, (12.00% PIK), 9.00%, 07/10/22(c)		717	683,665
Hilong Holding Ltd., 8.25%, 09/26/22(e)(j)		200	155,000
HPCL-Mittal Energy Ltd., 5.45%, 10/22/26		200	207,813
Leviathan Bond Ltd., 5.75%, 06/30/23(b)(f)		486	517,337
Medco Platinum Road Pte Ltd., 6.75%, 01/30/25		200	209,750
Neptune Energy Bondco PLC, 6.63%, 05/15/25(b)(f)		200	197,854

16	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
NGPL PipeCo LLC, 7.77%, 12/15/37(b)(f)	USD	1,032	$1,395,242
PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 05/15/25(b)(f)		393	387,459
Petrobras Global Finance BV(f)
6.00%, 01/27/28		699	817,830
5.60%, 01/03/31		689	788,905
Petroleos Mexicanos(f)
6.35%, 02/12/48		402	361,172
6.95%, 01/28/60		1,233	1,157,355
Puma International Financing SA, 5.13%, 10/06/24(b)		1,000	992,500
Rockies Express Pipeline LLC, 6.88%, 04/15/40(b)(f)		1,000	1,088,350
Rubis Terminal Infra SAS, 5.63%, 05/15/25	EUR	150	195,232
Santos Finance Ltd., 5.25%, 03/13/29(f)	USD	400	447,601
SM Energy Co., 10.00%, 01/15/25(b)		320	344,000
Stoneway Capital Corp.(e)(j)
10.00%, 03/01/27(b)		1,948	767,745
10.00%, 03/01/27		691	272,201
Sunoco LP/Sunoco Finance Corp.
6.00%, 04/15/27(f)		27	28,702
4.50%, 05/15/29(b)		67	69,680
Transocean Guardian Ltd., 5.88%, 01/15/24(b)(f)		189	158,558
Vivo Energy Investments BV, 5.13%, 09/24/27(b)		200	211,687
WPX Energy, Inc., 5.88%, 06/15/28		34	37,061
YPF SA, 8.50%, 03/23/25(b)(f)		224	183,260
Zhejiang Baron BVI Co. Ltd., 6.80%, 08/27/21		385	383,075

			19,311,869

Pharmaceuticals — 0.4%
Cheplapharm Arzneimittel GmbH
3.50%, 02/11/27	EUR	100	122,470
4.38%, 01/15/28		200	250,204
Jaguar Holding Co. II/PPD Development LP, 5.00%, 06/15/28(b)	USD	82	87,535
Jubilant Pharma Ltd., 6.00%, 03/05/24		200	210,000
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24	EUR	221	269,553
Rossini Sarl
6.75%, 10/30/25		300	390,317
(3 mo. EURIBOR + 3.88%), 3.88%, 10/30/25(a)		100	121,554

			1,451,633

Real Estate Management & Development — 6.6%
ADLER Group SA
3.25%, 08/05/25		200	254,323
2.75%, 11/13/26		100	125,066
Agile Group Holdings Ltd.
5.75%, 01/02/25(f)	USD	500	511,250
(5 year CMT + 11.29%), 7.88%(a)(h)		200	209,313
Alam Synergy Pte Ltd., 11.50%, 04/22/21(f)		132	129,621
Central China Real Estate Ltd.
6.75%, 11/08/21(f)		200	202,080
7.25%, 07/16/24		200	201,000
CFLD Cayman Investment Ltd.
8.63%, 02/28/21(f)		200	196,375
8.60%, 04/08/24		200	172,500
China Aoyuan Group Ltd.
7.95%, 02/19/23(f)		400	423,500
6.35%, 02/08/24		200	208,750
China Evergrande Group
4.25%, 02/14/23	HKD	4,000	506,596
7.50%, 06/28/23(f)	USD	200	172,063
12.00%, 01/22/24		400	379,625

Security		Par (000)	Value

Real Estate Management & Development (continued)
China Evergrande Group (continued)
10.50%, 04/11/24	USD	200	$180,813
China SCE Group Holdings Ltd.
7.45%, 04/17/21		500	504,970
7.25%, 04/19/23		200	209,625
CIFI Holdings Group Co. Ltd.
7.63%, 02/28/23		200	209,625
6.00%, 07/16/25		200	213,312
5.95%, 10/20/25(f)		400	429,500
5.25%, 05/13/26		200	208,500
Country Garden Holdings Co. Ltd., 6.15%, 09/17/25		200	221,750
DEMIRE Deutsche Mittelstand Real Estate AG, 1.88%, 10/15/24	EUR	100	118,914
Easy Tactic Ltd.
9.13%, 07/28/22(f)	USD	200	192,000
5.88%, 02/13/23		200	174,716
8.63%, 02/27/24		300	264,656
Excel Capital Global Ltd., (U.S. Treasury Yield Curve Rate T-Note Contant Maturity + 9.34%), 7.00%(a)(f)(h)		500	505,040
Fantasia Holdings Group Co. Ltd.
8.38%, 03/08/21(f)		200	200,813
7.38%, 10/04/21		400	401,125
9.25%, 07/28/23		200	201,438
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(b)(f)		750	793,912
Global Prime Capital Pte Ltd., 7.25%, 04/26/21(f)		200	201,506
Greenland Global Investment Ltd., (3 mo. LIBOR US + 4.85%), 5.10%, 09/26/21(a)		300	289,687
Hopson Development Holdings Ltd., 7.50%, 06/27/22 .		200	203,938
Howard Hughes Corp.(b)
5.38%, 03/15/25		333	343,406
5.38%, 08/01/28(f)		981	1,055,065
JGC Ventures Pte Ltd., 10.75%, 08/30/21(e)(j)		200	82,000
Jingrui Holdings Ltd., 9.45%, 04/23/21(f)		200	197,875
Kaisa Group Holdings Ltd.
11.95%, 10/22/22(f)		200	211,562
11.50%, 01/30/23		222	232,267
9.75%, 09/28/23		200	203,188
11.95%, 11/12/23		200	212,062
9.38%, 06/30/24(f)		400	387,375
KWG Group Holdings Ltd.
7.40%, 03/05/24		200	213,562
5.95%, 08/10/25		270	273,712
Logan Group Co. Ltd.
6.50%, 07/16/23		200	207,750
5.75%, 01/14/25		200	211,125
5.25%, 10/19/25		295	306,800
MAF Sukuk Ltd., 4.64%, 05/14/29		509	571,989
New Metro Global Ltd., 6.50%, 04/23/21(f)		500	503,280
No Va Land Investment Group Corp., 5.50%, 04/27/23(i)		600	600,960
Powerlong Real Estate Holdings Ltd.
6.95%, 04/17/21		300	302,862
7.13%, 11/08/22		200	208,750
Redsun Properties Group Ltd., 10.50%, 10/03/22		200	212,687
RKPF Overseas Ltd.
Series 2019-A, 6.70%, 09/30/24		200	211,437
Series 2019-A, 6.00%, 09/04/25		515	530,934

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development (continued)
Ronshine China Holdings Ltd.
8.75%, 10/25/22	USD	200	$206,875
8.95%, 01/22/23		200	208,688
7.35%, 12/15/23		200	203,188
Scenery Journey Ltd., 11.50%, 10/24/22(f)		1,086	1,006,247
Seazen Group Ltd.
7.50%, 01/22/21(f)		200	200,563
6.00%, 08/12/24		200	208,000
Shui On Development Holding Ltd.
6.15%, 08/24/24		240	246,000
5.50%, 03/03/25		200	199,500
Summit Properties Ltd., 2.00%, 01/31/25	EUR	100	119,603
Sunac China Holdings Ltd.
6.50%, 07/09/23	USD	200	207,000
7.50%, 02/01/24		200	211,375
6.65%, 08/03/24		300	310,875
7.00%, 07/09/25		200	208,000
Theta Capital Pte Ltd., 8.13%, 01/22/25		200	201,813
Times China Holdings Ltd.
6.75%, 07/16/23		200	209,188
6.20%, 03/22/26		400	415,250
Wanda Group Overseas Ltd., 7.50%, 07/24/22		200	194,500
Wanda Properties International Co. Ltd., 7.25%, 01/29/24		200	205,875
Yango Justice International Ltd.
10.00%, 02/12/23		250	269,922
9.25%, 04/15/23		200	212,312
Yanlord Land HK Co. Ltd., 6.80%, 02/27/24		200	210,688
Yuzhou Group Holdings Co. Ltd.
7.70%, 02/20/25(f)		400	428,625
8.30%, 05/27/25		200	215,625
7.38%, 01/13/26		200	213,000
Zhenro Properties Group Ltd.
9.15%, 03/08/22		200	206,750
9.15%, 05/06/23		200	212,500
8.30%, 09/15/23		200	210,125
7.88%, 04/14/24		200	208,250

			23,848,887

Road & Rail — 0.1%
Autostrade per l’Italia SpA, 5.88%, 06/09/24	EUR	200	278,536

Software — 0.0%
Boxer Parent Co., Inc., 6.50%, 10/02/25		100	128,977

Textiles, Apparel & Luxury Goods — 0.0%
Prime Bloom Holdings Ltd., 6.95%, 07/05/22	USD	470	79,900

Thrifts & Mortgage Finance — 0.2%
Mongolian Mortgage Corp. Hfc LLC, 9.75%, 01/29/22(f)		400	397,625
Nationstar Mortgage Holdings, Inc., 6.00%, 01/15/27(b)		24	25,470
Quicken Loans LLC, 5.25%, 01/15/28(b)(f)		46	49,105
Quicken Loans LLC/Quicken Loans Co.Issuer, Inc., 3.88%, 03/01/31(b)		122	126,575
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.63%, 03/01/29(b)(f)		152	155,040

			753,815

Security		Par (000)	Value

Transportation — 0.0%
Autostrade per l’Italia SpA, 2.00%, 12/04/28	EUR	100	$122,470

Transportation Infrastructure — 0.4%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(b)(f)	USD	547	568,709
Delhi International Airport Ltd., 6.13%, 10/31/26		200	205,438
ENA Master Trust, 4.00%, 05/19/48(b)		200	215,187
Simpar Europe SA, 7.75%, 07/26/24(f)		470	495,556

			1,484,890

Utilities — 1.3%
AES Panama Generation Holdings SRL, 4.38%, 05/31/30(b)		310	334,703
Centrais Eletricas Brasileiras SA(b)
3.63%, 02/04/25(f)		248	256,913
4.63%, 02/04/30		280	299,250
ContourGlobal Power Holdings SA, 3.38%, 08/01/23	EUR	100	123,998
Electricite de France SA, (12 year EUR Swap + 3.04%), 5.00%(a)(h)		100	140,184
Genneia SA, 8.75%, 01/20/22(b)	USD	539	488,048
Inkia Energy Ltd., 5.88%, 11/09/27(b)(f)		1,000	1,075,625
Mong Doung Finacial Holdings BV, 5.13%, 05/07/29(f) .		325	340,336
Orano SA, 2.75%, 03/08/28	EUR	100	128,114
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38(b)(f)	USD	480	535,502
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33		181	204,869
Vistra Operations Co. LLC, 5.00%, 07/31/27(b)(f)		792	839,520

			4,767,062

Wireless Telecommunication Services — 1.7%
Altice France SA
2.50%, 01/15/25	EUR	341	408,039
2.13%, 02/15/25		148	174,060
GLP Capital LP/GLP Financing II, Inc., 4.00%, 01/15/31(f)	USD	350	381,927
Kenbourne Invest SA, 6.88%, 11/26/24(b)		473	512,761
Millicom International Cellular SA, 4.50%, 04/27/31(b)		380	409,569
Sprint Corp., 7.88%, 09/15/23(f)		1,343	1,554,925
T-Mobile USA, Inc., 6.50%, 01/15/26(f)		1,286	1,331,010
VEON Holdings BV, 4.00%, 04/09/25(b)(f)		388	410,310
VICI Properties LP/VICI Note Co., Inc., 4.63%, 12/01/29(b)(f)		422	451,540
Vmed O2 UK Financing I PLC, 3.25%, 01/31/31	EUR	133	166,703
VTR Comunicaciones SpA, 5.13%, 01/15/28(b)	USD	200	212,875

			6,013,719

Total Corporate Bonds — 46.5% (Cost: $160,242,191)			167,593,000

Floating Rate Loan Interests

Aerospace & Defense — 0.4%
Trandigm, Inc., 2020 Term Loan F, (1 mo. LIBOR + 2.25%), 2.40%, 12/09/25(a)		1,331	1,302,906

18	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Air Freight & Logistics(a) — 0.9%
WestJet Airlines Ltd., Term Loan B, (6 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/11/26	USD	2,591	$2,479,114
XPO Logistics, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 2.15%, 02/24/25		809	804,200

			3,283,314

Airlines — 0.2%
Allegiant Travel Co., 2020 Term Loan, (3 mo. LIBOR + 3.00%), 3.21%, 02/05/24(a)		731	709,738

Building Products — 0.3%
Advanced Drainage Systems, Inc., Term Loan B, (3 mo. LIBOR + 2.25%), 2.44%, 07/31/26(a)		44	44,171
Jeld-Wen, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 2.15%, 12/14/24(a)		1,067	1,052,039
MI Windows And Doors. LLC, 01/16/21(l)		106	106,132

			1,202,342

Capital Markets — 5.3%
A10 Capital LLC, Mezzanine Term Loan, (1 mo. LIBOR + 6.50%), 7.50%, 03/31/23(a)(c)		19,400	19,206,000

Commercial Services & Supplies(a)(c) — 2.6%
HSE24 Trading GmbH, EUR Term Loan, (EURIBOR + 6.50%), 5.97%, 12/31/25	EUR	7,610	9,110,822
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.44%, 09/19/26	USD	76	75,015

			9,185,837

Communications Equipment — 0.3%
Interface Security Systems LLC, Term Loan, (PIK + 3.00%), 3.00%, 08/07/23(a)(c)		1,025	1,085,770

Construction & Engineering(a) — 1.1%
Pike Corp., 2020 Term Loan B, (1 mo. LIBOR + 3.97%), 4.12%, 07/24/26		105	104,641
Ply Gem Midco, Inc., 2018 Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 04/12/25		1,969	1,964,576
SRS Distribution, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 05/23/25		308	302,635
Summit Materials Companies I LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.15%, 11/21/24		1,753	1,739,994

			4,111,846

Diversified Financial Services — 5.1%
Applecaramel Buyer LLC, Term Loan B, (6 mo. LIBOR + 4.00%), 4.50%, 10/19/27(a)		436	435,455
Colorado Plaza, Term Loan, (1 mo. LIBOR + 2.90%), 3.06%, 06/09/21(a)(c)		5,000	4,550,000
Credito Real SAB de CV Sofom ENR, Term Loan B, (3 mo. LIBOR + 3.75%), 3.96%, 02/21/23(a)(c)		160	151,840
LBM Acquisition LLC(a)(l) Delayed Draw Term Loan, 12/09/27		19	18,838
Term Loan B, 12/17/27		85	84,770
Luxembourg Life Fund, Long Term Loan G, (Fixed + 9.00%), 9.00%, 08/03/27(c)(m)		6,804	6,769,980
Opendoor GP II LLC, Term Loan, 10.00%, 01/23/26(c)(m)		5,333	5,333,333

Security		Par (000)	Value

Diversified Financial Services (continued)
Spectacle Gary Holdings LLC(a)
Delayed Draw Term Loan, (Prime + 8.00%), 11.25%, 12/23/25	USD	62	$61,622
Term Loan B, (3 mo. LIBOR + 9.00%, 2% Floor), 11.00%, 12/23/25		850	850,379

			18,256,217

Electric Utilities — 0.1%
Pacific Gas & Electric Co., 2020 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 06/23/25(a)		335	338,752

Electrical Equipment — 0.4%
Gates Global LLC, 2017 USD Repriced Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 04/01/24(a)		1,549	1,543,529

Equity Real Estate Investment Trusts (REITs) — 2.9%
Magnum Intermediate Holdings I LLC, 2nd Lien Term Loan, (Fixed + 13.25%), 13.25%, 10/26/21(c)(e)(j)(m)		17,000	10,582,500

Food Products — 3.1%
Arnott’s Biscuits Ltd., AUD 2nd Lien Term Loan, (3mo. Libor + 8.50%, 1.00% Floor), 9.50%, 12/17/27(a)(c)	AUD	14,500	11,066,987

Health Care Providers & Services(a) — 0.6%
Acadia Healthcare Co., Inc., 2018 Term Loan B4, (1 mo. LIBOR + 2.50%), 2.65%, 02/16/23	USD	2,028	2,019,228
Select Medical Corp., 2017 Term Loan B, (3 mo. LIBOR + 2.25%), 2.53%, 03/06/25		240	237,869

			2,257,097

Hotels, Restaurants & Leisure(a) — 2.1%
18 Fremont Street Acquisition LLC, Term Loan B, (3 mo. LIBOR + 8.00%, 1.50% Floor), 9.50%, 08/09/25		2,003	1,982,880
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.90%, 02/02/26		407	383,710
Caesars Resort Collection LLC, 2020 Term Loan B1, (1 mo. LIBOR + 4.50%), 4.65%, 07/20/25		341	341,251
Golden Nugget LLC, 2017 Incremental Term Loan B, (2 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 10/04/23		520	500,672
Herschend Entertainment Co. LLC, Term Loan B, (3 mo. LIBOR + 5.75%, 1.00% Floor), 6.75%, 08/25/25		332	333,828
Playtika Holding Corp., Term Loan B, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.00%, 12/10/24		1,231	1,236,618
Scientific Games International, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.75%), 2.90%, 08/14/24		1,887	1,840,091
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 3.75%, 07/10/25		978	980,621

			7,599,671

Industrial Conglomerates — 0.5%
Robertshaw US Holding Corp, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 02/28/25(a)		1,748	1,630,017

Media(a) — 0.9%
Connect Finco Sarl, Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 12/12/26		845	846,876
CSC Holdings LLC, 2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 2.66%, 04/15/27		417	412,499

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Diamond Sports Group LLC, Term Loan, (1 mo. LIBOR + 3.25%), 3.40%, 08/24/26	USD	1,511	$1,331,141
Lamar Media Corp., 2020 Term Loan B, (1 mo. LIBOR + 1.50%), 1.64%, 02/06/27		58	56,668
PCI Gaming Authority, Term Loan, (1 mo. LIBOR + 2.50%), 2.65%, 05/29/26		729	720,099

			3,367,283

Oil, Gas & Consumable Fuels(a) — 1.1%
BCP Raptor II LLC, 1st Lien Term Loan, (1 mo. LIBOR + 4.75%), 4.90%, 11/03/25		740	662,784
Buckeye Partners LP, 2019 Term Loan B, (1 mo. LIBOR + 2.75%), 2.90%, 11/01/26		1,317	1,314,374
California Resources Corporation, 2020 Exit 2nd Lien Term Loan, (1 mo. LIBOR + 9.00%), 10.00%, 10/27/25		172	170,370
Chesapeake Energy Corp., 2019 Last Out Term Loan, 9.00%, 06/24/24(e)(j)		919	762,770
CITGO Holding, Inc., 2019 Term Loan B, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 08/01/23		987	908,500

			3,818,798

Pharmaceuticals(a) — 0.7%
Bausch Health Cos., Inc., Term Loan B, (1 mo. LIBOR + 2.75%), 2.90%, 11/27/25		1,915	1,894,929
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 Week LIBOR + 2.00%), 2.10%, 11/15/27		807	799,294

			2,694,223

Road & Rail — 0.1%
Genesee & Wyoming Inc. (New), Term Loan, (3 mo. LIBOR + 2.00%), 2.25%, 12/30/26(a)		403	401,758

Software — 4.1%
Severin Acquisition LLC, 2018 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 6.90%, 08/01/26(a)(c)		15,000	14,700,000

Thrifts & Mortgage Finance — 0.6%
Caliber Home Loans, Inc., 2018 Revolver, (UNFND), 3.28%, 04/24/21(a)(c)		2,007	2,000,553

Trading Companies & Distributors — 0.1%
Foundation Building Materials LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.15%, 08/13/25(a)		404	403,102

Utilities — 0.1%
PLH Infrastructure Services, Inc., 2018 Term Loan, (3 mo. LIBOR + 6.00%), 6.21%, 08/07/23(a)		347	316,712

Total Floating Rate Loan Interests — 33.6% (Cost: $127,627,431)			121,064,952

Foreign Agency Obligations

Bahrain — 0.3%
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25(f)		844	978,513

Security		Par (000)	Value

Colombia — 0.3%
Colombia Government International Bond
3.88%, 04/25/27(f)	USD	773	$859,190
4.13%, 05/15/51		350	388,850

			1,248,040

Dominican Republic — 0.4%
Dominican Republic International Bond
5.95%, 01/25/27(f)		494	576,282
4.88%, 09/23/32(b)		310	341,678
6.40%, 06/05/49		518	608,164

			1,526,124

Egypt — 1.2%
Egypt Government International Bond
5.58%, 02/21/23(f)		795	839,719
5.75%, 05/29/24(b)(f)		465	498,131
7.50%, 01/31/27(f)		640	738,200
7.50%, 01/31/27(b)(f)		350	403,703
6.38%, 04/11/31(b)	EUR	264	346,200
8.50%, 01/31/47(f)	USD	1,394	1,580,448

			4,406,401

Indonesia — 0.1%
Indonesia Government International Bond, 5.35%, 02/11/49(f)		315	431,747

Morocco — 0.2%
Morocco Government International Bond
3.00%, 12/15/32		564	571,050
4.00%, 12/15/50		215	221,181

			792,231

Paraguay — 0.2%
Paraguay Government International Bond, 5.40%, 03/30/50(b)(f)		500	631,094

Romania — 0.2%
Romanian Government International Bond, 3.00%, 02/14/31(b)(f)		500	535,156

Sri Lanka — 0.2%
Sri Lanka Government International Bond
6.85%, 03/14/24		200	121,063
6.35%, 06/28/24		400	241,375
7.85%, 03/14/29(f)		263	149,663
7.55%, 03/28/30(f)		200	113,500

			625,601

Ukraine — 0.5%
Ukraine Government International Bond
7.75%, 09/01/22		129	138,159
8.99%, 02/01/24(f)		447	505,110
7.75%, 09/01/24		250	277,265
7.75%, 09/01/25(f)		369	412,473
7.25%, 03/15/33(b)		280	305,200

			1,638,207

Total Foreign Agency Obligations — 3.6% (Cost: $12,147,588)			12,813,114

20	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Shares	Value

Investment Companies

Fixed Income Funds — 0.7%
iShares iBoxx $ High Yield Corporate Bond ETF(n)		30,000	$2,619,000

Total Investment Companies — 0.7% (Cost: $2,390,729)			2,619,000

		Par (000)

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations(a) — 1.6%
BCAP LLC Trust, Series 2012-RR3, Class 1A5, 6.25%, 12/26/37(b)	USD	1,891	1,665,469
Cascade Funding Mortgage Trust, Series 2019-RM3,
Class C, 4.00%, 06/25/69(b)		1,995	1,912,106
Seasoned Credit Risk Transfer Trust, Series 2018-1, Class BX, 1.53%, 05/25/57		4,475	2,087,574

			5,665,149

Commercial Mortgage-Backed Securities — 11.4%
Barclays Commercial Mortgage Trust, Series 2019-C3, Class D, 3.00%, 05/15/52(b)		1,629	1,391,011
BBCMS Trust, Series 2019-CLP, Class E, (1 mo. LIBOR US + 2.11%), 2.27%, 12/15/31(a)(b)		1,354	1,262,089
Benchmark Mortgage Trust(b)
Series 2018-B2, Class D, 2.70%, 02/15/51(a)		3,000	2,696,575
Series 2018-B3, Class D, 3.06%, 04/10/51(a)		2,500	2,288,055
Series 2019-B9, Class XD, 2.00%, 03/15/52(a)		11,550	1,529,458
Series 2020-B16, Class D, 2.50%, 02/15/53		619	543,164
BX Commercial Mortgage Trust(a)(b)
Series 2018-IND, Class H, (1 mo. LIBOR US + 3.00%), 3.16%, 11/15/35		1,400	1,394,760
Series 2020-BXLP, Class F, (1 mo. LIBOR US + 2.00%), 2.16%, 12/15/36		815	795,839
CFK Trust, Series 2019-FAX, Class E, 4.64%, 01/15/39(a)(b)		2,000	1,956,999
Citigroup Commercial Mortgage Trust(a)(b)
Series 2016-P3, Class D, 2.80%, 04/15/49		1,000	661,792
Series 2019-PRM, Class F, 4.73%, 05/10/36		2,000	2,004,971
Cold Storage Trust, Series 2020-ICE5, Class F, (1 mo. LIBOR US + 3.49%), 3.62%, 11/15/37(a)(b)		270	270,322
CSAIL Commercial Mortgage Trust, Series 2019-C15, Class D, 3.00%, 03/15/52(b)		539	451,496
CSMC Trust, Series 2020-NET, Class E, 3.70%, 08/15/37(a)(b)		1,500	1,497,660
CSMC-FACT, Series 2020-FACT, Class F, (1 mo. LIBOR US + 6.16%), 6.32%, 10/15/37(a)(b)		700	700,903
DBGS Mortgage Trust, Series 2019-1735, Class F, 4.19%, 04/10/37(a)(b)		999	768,206
DBUBS Mortgage Trust, Series 2017-BRBK, Class F, 3.53%, 10/10/34(a)(b)		575	573,510
GS Mortgage Securities Corp. Trust, Series 2017- 500K, Class G, (1 mo. LIBOR US + 2.50%), 2.63%, 07/15/32(a)(b)		400	394,731
GS Mortgage Securities Trust, Series 2012-GCJ9, Class C, 4.45%, 11/10/45(a)(b)		982	1,010,871
JP Morgan Chase Commercial Mortgage Securities Trust(a)(b) Series 2015-JP1, Class E, 4.22%, 01/15/49		1,031	816,879

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
JP Morgan Chase Commercial Mortgage Securities Trust(a)(b) (continued)
Series 2020-MKST, Class E, (1 mo. LIBOR US + 2.25%), 2.41%, 12/15/36	USD	325	$301,279
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class D1, 4.11%, 12/15/48(a)(b)		857	822,204
JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class XD, 1.50%, 06/15/51(a)(b)		11,427	1,018,727
LSTAR Commercial Mortgage Trust, Series 2016-4, Class C, 4.59%, 03/10/49(a)(b)		476	446,125
Morgan Stanley Capital I, Series 2017-HR2, Class D, 2.73%, 12/15/50		250	215,577
Morgan Stanley Capital I Trust(b)
Series 2017-H1, Class D, 2.55%, 06/15/50		1,000	782,287
Series 2018-H3, Class D, 3.00%, 07/15/51		1,000	894,226
Series 2018-MP, Class E, 4.28%, 07/11/40(a)		2,000	1,601,306
Series 2018-SUN, Class F, (1 mo. LIBOR US + 2.55%), 2.71%, 07/15/35(a)		1,800	1,694,004
Series 2019-H7, Class D, 3.00%, 07/15/52		1,250	1,035,217
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class MCR1, (1 mo. LIBOR US + 2.35%), 2.49%, 06/15/35(a)(b)		1,705	1,627,414
One New York Plaza Trust, Series 2020-1NYP, Class D, (1 mo. LIBOR US + 2.75%), 2.91%, 01/15/26(a)(b)		100	100,060
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class D, 5.03%, 08/10/49(a)(b)		600	613,076
Velocity Commercial Capital Loan Trust(b)
Series 2018-1, Class M5, 6.26%, 04/25/48		338	338,979
Series 2018-1, Class M6, 7.26%, 04/25/48		549	536,903
Wells Fargo Commercial Mortgage Trust
Series 2015-C28, Class D, 4.09%, 05/15/48(a)		750	722,021
Series 2017-C41, Class D, 2.60%, 11/15/50(a)(b)		967	745,196
Series 2018-C44, Class D, 3.00%, 05/15/51(b)		3,000	2,545,445
Series 2018-C45, Class D, 3.00%, 06/15/51(b)		2,100	1,705,950
Series 2020-SDAL, Class E, (1 mo. LIBOR US + 2.74%), 2.90%, 02/15/37(a)(b)		400	360,728

			41,116,015

Total Non-Agency Mortgage-Backed Securities — 13.0% (Cost: $47,191,407)			46,781,164

Preferred Securities

Capital Trusts — 7.8%

Automobiles — 0.3%
Volkswagen International Finance NV, 3.88%(a)(h)	EUR	900	1,180,407

Banks(a) — 3.6%
ABN AMRO Bank NV, 4.75%(h)		800	1,046,514
AIB Group PLC, 6.25%(h)		600	809,954
Banco Bilbao Vizcaya Argentaria SA, Series 9, 6.50%(f)(h)	USD	400	426,248
Banco Mercantil del Norte SA, 6.75%(b)(f)(h)		1,000	1,080,000
Bank of East Asia Ltd., 5.88%(h)		250	264,531
Bankia SA(h)
6.00%	EUR	200	252,210
6.38%		400	523,477
BAWAG Group AG, 5.00%(h)		800	996,622
BBVA Bancomer SA/Texas, 5.13%, 01/18/33(f)	USD	400	432,000
Burgan Bank SAK, 5.75%(h)		200	205,875
CaixaBank SA, 6.75%(h)	EUR	200	269,679

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Cooperatieve Rabobank UA(h)
4.63%	EUR	800	$1,065,279
4.38%		400	539,852
Emirates NBD Bank PJSC, 6.13%(h)	USD	200	215,375
Erste Group Bank AG, 5.13%(h)	EUR	800	1,046,954
ING Groep NV, 6.75%(f)(h)	USD	1,000	1,090,000
Intesa Sanpaolo SpA, 7.75%(h)	EUR	500	730,699
Kasikornbank PCL, 5.28%(h)	USD	290	300,875
KBC Group NV, 4.25%(h)	EUR	1,000	1,278,164
Rizal Commercial Banking Corp., 6.50%(h)	USD	200	202,063
TMB Bank PCL, 4.90%(h)		200	194,875

			12,971,246

Chemicals — 0.2%
Lenzing AG, 5.75%, 12/31/99(a)(h)	EUR	500	623,530

Diversified Financial Services(a)(h) — 2.9%
Banco Santander SA, 6.75%		400	515,781
Barclays PLC, 7.75%(f)	USD	400	430,000
BNP Paribas SA
6.13%	EUR	400	517,980
6.63%(f)	USD	500	545,625
7.38%(f)		200	231,374
Credit Agricole SA, 6.88%(f)		500	554,685
Credit Suisse Group AG(b)(f)
6.38%		600	668,250
6.25%		400	436,950
7.50%		900	981,000
HSBC Holdings PLC, 6.25%(f)		1,400	1,466,500
Societe Generale SA
7.38%(f)		800	863,000
5.38%		400	424,148
UBS Group AG, 7.00%(f)		1,400	1,590,750
UniCredit SpA
6.75%	EUR	200	248,300
6.63%		700	897,913

			10,372,256

Diversified Telecommunication Services(a)(h) — 0.3%
Telefonica Europe BV
4.38%		200	265,097
3.88%		600	789,797

			1,054,894

Electronic Equipment, Instruments & Components — 0.0%
Belden, Inc., 4.13%, 10/15/26		100	125,825

Insurance(a)(h) — 0.2%
Allianz SE, 3.50%(b)	USD	400	407,500
KDB Life Insurance Co. Ltd., 7.50%(f)		500	496,250

			903,750

Oil, Gas & Consumable Fuels(a)(h) — 0.1%
Abertis Infraestructuras Finance BV, 3.25%	EUR	100	126,593
BP Capital Markets PLC, 3.25%		100	130,106

			256,699

Real Estate Management & Development — 0.1%
ATF Netherlands BV, 3.75%(a)(h)		200	253,798

Utilities — 0.1%
Electricite de France SA, 5.38%(a)(h)		300	420,095

Total Capital Trusts — 7.8%			28,162,500

Security		Shares	Value

Preferred Stocks — 0.1%

Wireless Telecommunication Services — 0.1%
Cash Mandatory Exchangeable Trust, 5.25%, 06/01/23(b)(i)		295	$353,608

Total Preferred Securities — 7.9% (Cost: $25,919,409)			28,516,108

		Par (000)

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 0.6%
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2018-DNA1, Class B1, (1 mo. LIBOR US + 3.15%), 3.30%, 07/25/30(a)	USD	2,000	1,970,090

Commercial Mortgage-Backed Securities — 0.4%
FREMF Mortgage Trust, Series 2017-KGX1, Class BFX, 3.59%, 10/25/27(a)(b)		1,500	1,576,890

Total U.S. Government Sponsored Agency Securities — 1.0% (Cost: $3,378,792)			3,546,980

Total Long-Term Investments — 125.6% (Cost: $452,887,732)			452,637,845

		Shares

Short-Term Securities

Money Market Funds — 2.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(n)(o)		8,448,432	8,448,432

Total Short-Term Securities — 2.4% (Cost: $8,448,432)			8,448,432

Options Purchased — 0.0% (Cost: $645,682)			182,604

Total Investments Before Options Written — 128.0% (Cost: $461,981,846)			461,268,881

Options Written — (0.0)% (Premiums Received: $(158,282))			(47,150)

Total Investments, Net of Options Written — 128.0% (Cost: $461,823,564)			461,221,731
Liabilities in Excess of Other Assets — (28.0)%			(100,871,228)

Net Assets — 100.0%			$360,350,503

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Amount is less than 500.
(e)	Non-income producing security.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Perpetual security with no stated maturity date.

22	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust (MSO)

(i)	Convertible security.
(j)	Issuer filed for bankruptcy and/or is in default.
(k)	Zero-coupon bond.
(l)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(m)	Fixed rate.
(n)	Affiliate of the Trust.
(o)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$9,307,423	$—	$(858,991	)(a)	$—	$—	$8,448,432	8,448,432	$38,917	$—
iShares iBoxx $ High Yield Corporate Bond ETF	—	15,921,059	(14,189,356)		659,026	228,271	2,619,000	30,000	88,399	—

					$659,026	$228,271	$11,067,432		$127,316	$—

(a)	Represents net amount purchased (sold).

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
Barclays Capital, Inc.	2.10	%(b)	02/06/20	Open		$171,250	$173,224	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.10	(b)	02/06/20	Open		158,750	160,580	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.10	(b)	02/06/20	Open		170,750	172,718	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	2.15	(b)	02/06/20	Open		177,750	179,890	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.20	(b)	02/06/20	Open		172,250	174,393	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	(b)	02/14/20	Open		1,129,375	1,141,963	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	(b)	02/21/20	Open		90,746	91,837	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.50	(b)	03/02/20	Open		354,375	355,979	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	2.25	(b)	03/03/20	Open		1,141,650	1,154,517	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	(b)	03/26/20	Open		426,750	430,069	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	04/15/20	Open		235,625	236,476	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	(b)	04/15/20	Open		541,600	545,512	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	1.00	(b)	04/15/20	Open		234,375	236,068	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	(b)	04/15/20	Open		829,312	835,301	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	(b)	04/15/20	Open		165,750	167,067	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	(b)	04/15/20	Open		150,500	151,696	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	(b)	04/15/20	Open		172,250	173,618	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.15	(b)	04/15/20	Open		172,000	173,429	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.15	(b)	04/15/20	Open		653,887	659,318	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	1.20	(b)	04/15/20	Open		757,500	764,065	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	(b)	04/15/20	Open		700,613	706,685	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	(b)	04/15/20	Open		167,250	168,700	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	(b)	04/15/20	Open		544,552	549,272	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	04/15/20	Open		369,761	373,099	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	04/15/20	Open		831,250	838,754	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.25	(b)	04/15/20	Open		82,875	83,623	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.45	(b)	04/15/20	Open		722,675	730,243	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.75	(b)	04/22/20	Open		286,563	288,073	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	1.25	(b)	04/22/20	Open		642,160	647,801	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	04/27/20	Open		279,518	281,924	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	1.25	(b)	05/12/20	Open		402,500	405,742	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.00	(b)	07/08/20	Open		286,342	287,750	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust (MSO)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
RBC Capital Markets LLC	0.85	%(b)	07/14/20	Open		$1,106,235	$1,110,701	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	(b)	07/15/20	Open		629,100	632,496	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	(b)	07/21/20	Open		164,839	165,702	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open		897,487	900,772	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	08/20/20	Open		384,920	386,138	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	08/21/20	Open		1,646,060	1,651,229	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.50	(b)	09/09/20	Open		768,169	769,374	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/09/20	Open		688,000	689,469	Capital Trusts	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/09/20	Open		853,597	855,419	Capital Trusts	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/09/20	Open		580,500	581,739	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/09/20	Open		488,812	489,856	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/09/20	Open		2,203,766	2,208,470	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/09/20	Open		1,007,500	1,009,650	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	09/09/20	Open		472,806	473,845	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/10/20	Open		396,153	396,991	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	09/10/20	Open		484,195	485,249	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	09/10/20	Open		832,299	834,241	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	09/10/20	Open		522,235	523,454	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	09/10/20	Open		1,378,260	1,381,476	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	09/10/20	Open		483,125	484,252	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	09/14/20	Open		443,754	444,885	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	(b)	09/14/20	Open		465,802	467,410	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.70	(b)	09/21/20	Open		1,003,702	1,005,673	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/21/20	Open		772,875	774,610	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/21/20	Open		1,130,876	1,133,414	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open		1,230,524	1,233,458	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open		581,491	582,878	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open		665,040	666,626	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open		105,875	106,127	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open		174,484	174,900	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open		552,335	553,652	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open		223,943	224,477	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open		1,260,630	1,263,636	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open		1,177,875	1,180,684	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open		974,012	976,335	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open		38,755	38,847	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open		22,748	22,802	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open		40,020	40,115	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open		1,082,287	1,084,868	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open		43,350	43,453	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open		898,170	900,312	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open		583,942	585,335	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open		38,123	38,213	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open		67,446	67,607	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open		57,173	57,309	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open		436,194	437,234	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open		1,166,182	1,168,964	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open		220,913	221,439	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open		58,888	59,028	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open		152,719	153,083	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open		37,894	37,984	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open		625,312	626,804	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(0.15	)(b)	09/23/20	Open		148,500	148,439	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	09/23/20	Open		1,188,250	1,189,884	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/23/20	Open		1,275,982	1,278,790	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/23/20	Open		1,237,451	1,240,174	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/23/20	Open		41,275	41,366	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/23/20	Open		536,250	537,430	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/23/20	Open		385,600	386,448	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/23/20	Open		160,000	160,352	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/23/20	Open		483,750	484,814	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/23/20	Open		357,500	358,287	Capital Trusts	Open/Demand

24	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust (MSO)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
Barclays Capital, Inc.	0.80	%(b)	09/23/20	Open		$886,250	$888,200	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/23/20	Open		1,022,897	1,025,148	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/23/20	Open		1,162,247	1,164,804	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/23/20	Open		613,887	615,238	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/23/20	Open		736,797	738,418	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/23/20	Open		1,296,750	1,299,603	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/23/20	Open		236,250	236,770	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/23/20	Open		1,211,674	1,214,339	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/23/20	Open		528,750	529,913	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/23/20	Open		828,750	830,573	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/23/20	Open		1,103,177	1,105,605	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/23/20	Open		699,930	701,470	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	09/24/20	Open		481,965	482,561	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	09/24/20	Open		437,320	437,861	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/24/20	Open		1,099,587	1,101,553	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/24/20	Open		827,719	829,267	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/25/20	Open		333,500	334,204	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/25/20	Open		34,750	34,823	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	09/25/20	Open		161,745	162,108	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.85	(b)	09/25/20	Open		176,500	176,896	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/25/20	Open		256,979	257,420	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/25/20	Open		368,600	369,232	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/25/20	Open		1,247,269	1,249,507	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/25/20	Open		306,313	306,862	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/25/20	Open		650,702	651,870	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	09/25/20	Open		389,500	390,219	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	09/25/20	Open		419,393	420,168	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	0.70	(b)	09/25/20	Open		455,625	456,467	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	09/25/20	Open		441,169	441,984	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	09/25/20	Open		417,020	417,790	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	09/25/20	Open		317,000	317,627	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/25/20	Open		143,000	143,321	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	09/28/20	Open		438,750	439,323	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.50	(b)	09/28/20	Open		422,154	422,705	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.65	(b)	09/28/20	Open		303,000	303,514	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.65	(b)	09/28/20	Open		606,320	607,349	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.65	(b)	09/28/20	Open		452,628	453,396	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.65	(b)	09/28/20	Open		409,950	410,646	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/28/20	Open		314,125	314,781	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open		805,450	806,817	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open		432,540	433,274	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open		325,163	325,714	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open		405,375	406,063	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open		692,250	693,425	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open		346,000	346,587	Capital Trusts	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open		1,831,044	1,834,151	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open		517,500	518,378	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open		1,105,437	1,107,314	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open		1,191,125	1,193,147	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open		1,870,000	1,873,174	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open		1,223,307	1,225,384	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/28/20	Open		420,480	421,227	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	09/28/20	Open		344,366	344,996	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	09/28/20	Open		281,423	281,937	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/30/20	Open		476,850	477,642	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	10/08/20	Open		11,001	11,023	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	10/21/20	Open		185,000	185,248	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.50	(b)	10/28/20	Open		205,548	206,096	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.45	(b)	10/29/20	Open		106,663	106,748	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.45	(b)	10/29/20	Open		514,158	514,569	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	10/29/20	Open		811,012	812,219	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	10/29/20	Open		517,905	518,675	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust (MSO)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
Barclays Capital, Inc.	0.45	%(b)	10/30/20	Open		$458,125	$458,469	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.60	(b)	10/30/20	Open		347,500	347,848	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	10/30/20	Open		192,250	192,490	Capital Trusts	Open/Demand
BNP Paribas S.A.	0.38	(b)	10/30/20	Open		228,760	228,905	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	10/30/20	Open		134,710	134,845	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	10/30/20	Open		123,471	123,595	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	10/30/20	Open		446,250	446,696	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	10/30/20	Open		180,495	180,676	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	10/30/20	Open		516,295	516,811	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	10/30/20	Open		193,988	194,181	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	10/30/20	Open		530,025	530,555	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	10/30/20	Open		166,969	167,144	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	10/30/20	Open		199,925	200,135	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	10/30/20	Open		130,610	130,747	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	10/30/20	Open		148,358	148,513	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	10/30/20	Open		617,989	618,638	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	10/30/20	Open		135,540	135,682	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	10/30/20	Open		384,000	384,403	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	10/30/20	Open		613,337	614,033	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	10/30/20	Open		283,263	283,584	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.35	(b)	10/30/20	Open		443,400	443,659	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	10/30/20	Open		398,125	398,424	Capital Trusts	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	10/30/20	Open		365,606	365,880	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	10/30/20	Open		3,772,489	3,775,318	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	10/30/20	Open		761,557	762,129	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	10/30/20	Open		402,773	403,075	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	10/30/20	Open		323,500	323,743	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	10/30/20	Open		524,937	525,331	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	10/30/20	Open		250,562	250,750	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	10/30/20	Open		321,382	321,623	Capital Trusts	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	10/30/20	Open		388,750	389,042	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	10/30/20	Open		420,928	421,243	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	10/30/20	Open		352,376	352,640	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	11/02/20	Open		280,125	280,400	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	11/02/20	Open		431,813	432,237	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	11/02/20	Open		445,625	446,063	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	11/02/20	Open		405,344	405,742	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	11/02/20	Open		417,718	418,129	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	11/02/20	Open		346,000	346,357	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	12/03/20	Open		340,841	341,173	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.70	(b)	12/17/20	Open		819,231	819,455	Corporate Bonds	Open/Demand

						$106,462,935	$106,755,761

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

26	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust (MSO)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year U.S. Treasury Note	46	03/22/21	$6,352	$13,598
10-Year U.S. Ultra Note	41	03/22/21	6,411	(9,961)
U.S. Ultra Bond	101	03/22/21	21,570	(126,846)

				(123,209)

Short Contracts
Long U.S. Treasury Bond	6	03/22/21	1,039	(5,379)
5-Year U.S. Treasury Note	259	03/31/21	32,676	(76,404)

				(81,783)

				$(204,992)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	6,140,887	EUR	5,014,500	UBS AG	02/03/21	$10,635
EUR	8,466,060	USD	10,128,202	Morgan Stanley & Co. International PLC	03/17/21	231,176
HKD	2,009,278	USD	259,213	Morgan Stanley & Co. International PLC	03/17/21	12

						241,823

EUR	5,014,500	USD	6,136,745	UBS AG	01/06/21	(10,602)
USD	226,591	EUR	187,000	BNP Paribas S.A.	01/06/21	(1,864)
USD	6,027,395	EUR	5,055,500	BNP Paribas S.A.	01/06/21	(148,838)
USD	103,952	EUR	86,000	Morgan Stanley & Co. International PLC	01/06/21	(1,113)
USD	605,369	EUR	501,000	Morgan Stanley & Co. International PLC	01/06/21	(6,696)
USD	6,054,446	EUR	5,055,500	UBS AG	01/06/21	(121,786)
USD	10,884,106	AUD	14,427,500	Morgan Stanley & Co. International PLC	03/17/21	(245,411)
USD	164,541	CAD	210,000	HSBC Bank USA N.A.	03/17/21	(470)
USD	321,525	EUR	264,000	BNP Paribas S.A.	03/17/21	(1,515)
USD	9,057,423	EUR	7,457,800	Deutsche Bank AG	03/17/21	(68,210)
USD	25,139,293	EUR	21,008,058	Deutsche Bank AG	03/17/21	(566,927)
USD	223,477	EUR	184,000	Morgan Stanley & Co. International PLC	03/17/21	(1,672)
USD	2,173,078	GBP	1,628,073	Morgan Stanley & Co. International PLC	03/17/21	(54,312)
USD	718,331	HKD	5,568,470	Bank of America N.A.	03/17/21	(80)

						(1,229,496)

						$(987,673)

Exchange-Traded Options Purchased

	Number of	Expiration			Notional
Description	Contracts	Date	Exercise Price		Amount (000)		Value
Call
U.S. Treasury Ultra Bond	27	02/19/21	USD	173.19	USD	4,676	$37,969

Put
iShares iBoxx $ High Yield Corporate Bond ETF	7,000	01/15/21	USD	87.30	USD	61,110	66,500

							$104,469

OTC Options Purchased

Description	Counterparty	Expiration Date	Exercise Price	Notional Amount (000)	Value
Put
USD Currency	Bank of America N.A.	01/20/21	JPY 101.00	USD 29,000	$29,000

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust (MSO)

OTC Interest Rate Swaptions Purchased

	Paid by the Trust		Received by the Trust			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Call
	3-Month				Morgan Stanley & Co.
30-Year Interest Rate Swap, 01/21/51	LIBOR, 0.24%	Quarterly	1.16%	Semi-Annual	International PLC	01/19/21	1.16%	USD	5,400	$6,049
	3-Month				Morgan Stanley & Co.
30-Year Interest Rate Swap, 02/20/51	LIBOR, 0.24%	Quarterly	1.27%	Semi-Annual	International PLC	02/18/21	1.27	USD	3,572	43,086

										$49,135

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price	Notional Amount (000)	Value
Put
iShares iBoxx $ High Yield Corporate Bond ETF	7,000	01/15/21	USD 87.30	USD 61,110	$(35,000)

OTC Interest Rate Swaptions Written

	Paid by the Trust		Received by the Trust			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)	Value
Call
			3-Month		Morgan Stanley & Co.
30-Year Interest Rate Swap, 02/20/51	1.07%	Semi-Annual	LIBOR, 0.24%	Quarterly	International PLC	02/18/21	1.07%	USD 3,572	$(12,150)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.30.V1	5.00%	Quarterly	06/20/23	CC	USD	10,875	$774,294	$409,318	$364,976
CDX.NA.HY.32.V1	5.00	Quarterly	06/20/24	CC+	USD	9,025	791,624	404,534	387,090
CDX.NA.HY.34.V9	5.00	Quarterly	06/20/25	CCC+	USD	13,892	1,314,578	(48,523)	1,363,101

							$2,880,496	$765,329	$2,115,167

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Buy Protection

Reference Obligations/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Broadcom, Inc.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/24	USD	70	$(964)	$1,721	$(2,685)

28	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust (MSO)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9	1.00%	Quarterly	Citibank N.A.	06/20/24	BBB-	USD	790	$12,189	$(42,363)	$54,552
Rolls-Royce PLC	1.00	Quarterly	Citibank N.A.	06/20/25	BB-	EUR	25	(2,438)	(4,028)	1,590
Rolls-Royce PLC	1.00	Quarterly	Citibank N.A.	06/20/25	BB-	EUR	55	(5,346)	(8,861)	3,515
CMBX.NA.9.BBB-	3.00	Monthly	Deutsche Bank AG Morgan Stanley & Co.	09/17/58	NR	USD	10,000	(1,181,019)	(1,238,775)	57,756
CMBX.NA.9.BBB-	3.00	Monthly	International PLC Morgan Stanley & Co.	09/17/58	NR	USD	10,000	(1,181,019)	(1,080,219)	(100,800)
CMBX.NA.9.BBB-	3.00	Monthly	International PLC	09/17/58	NR	USD	15,000	(1,771,528)	(1,083,602)	(687,926)

								$(4,129,161)	$(3,457,848)	$(671,313)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$813,852	$(48,523)	$2,115,167	$—	$—
OTC Swaps	1,721	(3,457,848)	117,413	(791,411)	—
Options Written	—	—	111,132	—	(47,150)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$13,598	$—	$13,598
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	241,823	—	—	241,823
Options purchased
Investments at value — unaffiliated(b)	—	—	66,500	29,000	87,104	—	182,604
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	2,115,167	—	—	—	—	2,115,167
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	119,134	—	—	—	—	119,134

	$—	$2,234,301	$66,500	$270,823	$100,702	$—	$2,672,326

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$218,590	$—	$218,590
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,229,496	—	—	1,229,496

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust (MSO)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Options written
Options written at value	$—	$—	$35,000	$—	$12,150	$—	$47,150
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	4,249,259	—	—	—	—	4,249,259

	$—	$4,249,259	$35,000	$1,229,496	$230,740	$—	$5,744,495

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$(1,047,031)	$—	$(1,047,031)
Forward foreign currency exchange contracts	—	—	—	(3,013,133)	—	—	(3,013,133)
Options purchased(a)	—	—	(814,922)	(30,604)	—	—	(845,526)
Options written	—	—	197,616	(9,906)	—	—	187,710
Swaps	—	(2,697,039)	—	—	—	—	(2,697,039)

	$—	$(2,697,039)	$(617,306)	$(3,053,643)	$(1,047,031)	$—	$(7,415,019)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(427,203)	$—	$(427,203)
Forward foreign currency exchange contracts	—	—	—	436,020	—	—	436,020
Options purchased(b)	—	—	31,139	(108,460)	(125,468)	—	(202,789)
Options written	—	—	6,016	—	35,784	—	41,800
Swaps	—	(3,174,298)	—	—	—	—	(3,174,298)

	$—	$(3,174,298)	$37,155	$327,560	$(516,887)	$—	$(3,326,470)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$47,556,887
Average notional value of contracts — short	$40,297,924
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$111,115,948
Average amounts sold — in USD	$64,568,075
Options
Average value of option contracts purchased	$113,059
Average value of option contracts written	$14,930
Average notional value of swaption contracts purchased	$2,243,000
Average notional value of swaption contracts written	$893,000
Credit default swaps
Average notional value — buy protection	$70,000
Average notional value — sell protection	$64,856,952

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

30	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust (MSO)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$89,750		$14,211
Forward foreign currency exchange contracts	241,823		1,229,496
Options	182,604	(a)	47,150
Swaps — centrally cleared	47,194		—
Swaps — OTC(b)	119,134		4,249,259

Total derivative assets and liabilities in the Statements of Assets and Liabilities	680,505		5,540,116

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(241,413)		(49,211)

Total derivative assets and liabilities subject to an MNA	$439,092		$5,490,905

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)
Bank of America N.A.	$29,000	$(80)	$—	$—	$28,920
Citibank N.A.	59,657	(55,252)	—	—	4,405
Deutsche Bank AG	57,756	(57,756)	—	—	—
JPMorgan Chase Bank N.A.	1,721	(1,721)	—	—	—
Morgan Stanley & Co. International PLC	280,323	(280,323)	—	—	—
UBS AG	10,635	(10,635)	—	—	—

	$439,092	$(405,767)	$—	$—	$33,325

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities	(e)
Bank of America N.A.	$80	$(80)	$—	$—	$—
BNP Paribas S.A.	152,217	—	—	—	152,217
Citibank N.A.	55,252	(55,252)	—	—	—
Deutsche Bank AG	1,873,912	(57,756)	—	(1,816,156)	—
HSBC Bank USA N.A.	470	—	—	—	470
JPMorgan Chase Bank N.A.	2,685	(1,721)	—	—	964
Morgan Stanley & Co. International PLC	3,273,901	(280,323)	—	(2,852,000)	141,578
UBS AG	132,388	(10,635)	—	—	121,753

	$5,490,905	$(405,767)	$—	$(4,668,156)	$416,982

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust (MSO)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$66,240,632	$1,518,013	$67,758,645
Common Stocks
Energy Equipment & Services	—	—	15,533	15,533
Equity Real Estate Investment Trusts (REITs)	45,960	—	—	45,960
Hotels, Restaurants & Leisure	515,063	—	—	515,063
Oil & Gas Exploration & Production	—	439,965	—	439,965
Oil, Gas & Consumable Fuels	928,361	—	—	928,361
Corporate Bonds
Aerospace & Defense	—	4,752,072	—	4,752,072
Airlines	—	6,486,585	496,398	6,982,983
Auto Components	—	613,520	—	613,520
Automobiles	—	792,563	—	792,563
Banks	—	2,095,169	—	2,095,169
Beverages	—	2,147,676	—	2,147,676
Building Materials	—	924,716	—	924,716
Capital Markets	—	584,224	—	584,224
Chemicals	—	4,770,573	—	4,770,573
Commercial Services & Supplies	—	2,536,795	—	2,536,795
Construction & Engineering	—	120,638	—	120,638
Construction Materials	—	839,688	—	839,688
Consumer Discretionary	—	363,713	—	363,713
Consumer Finance	—	677,576	—	677,576
Containers & Packaging	—	1,335,000	—	1,335,000
Diversified Financial Services	—	4,590,779	—	4,590,779
Diversified Telecommunication Services	—	4,408,315	—	4,408,315
Education	—	207,000	—	207,000
Electric Utilities	—	3,640,492	—	3,640,492
Electrical Equipment	—	54,875	—	54,875
Energy Equipment & Services	—	1,069,716	191,970	1,261,686
Equity Real Estate Investment Trusts (REITs)	—	2,927,522	—	2,927,522
Food & Staples Retailing	—	2,226,860	—	2,226,860
Food Products	—	2,431,401	—	2,431,401
Health Care Providers & Services	—	5,809,743	—	5,809,743
Health Care Technology	—	170,672	—	170,672
Hotels, Restaurants & Leisure	—	13,382,686	—	13,382,686
Household Durables	—	12,984,436	—	12,984,436
Household Products	—	91,181	—	91,181
Independent Power and Renewable Electricity Producers	—	5,190,836	—	5,190,836
Insurance	—	1,895,082	—	1,895,082
Interactive Media & Services	—	992,306	—	992,306
Internet Software & Services	—	482,186	—	482,186
IT Services	—	125,678	—	125,678
Machinery	—	2,160,514	—	2,160,514
Media	—	7,923,934	—	7,923,934
Metals & Mining	—	6,604,189	—	6,604,189
Multi-line Retail	—	251,908	—	251,908
Oil & Gas Exploration & Production	—	55	—	55
Oil, Gas & Consumable Fuels	—	18,628,204	683,665	19,311,869
Pharmaceuticals	—	1,451,633	—	1,451,633
Real Estate Management & Development	1,107,556	22,741,331	—	23,848,887
Road & Rail	—	278,536	—	278,536
Software	—	128,977	—	128,977
Textiles, Apparel & Luxury Goods	—	79,900	—	79,900
Thrifts & Mortgage Finance	—	753,815	—	753,815

32	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust (MSO)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Corporate Bonds (continued)
Transportation	$—	$122,470	$—	$122,470
Transportation Infrastructure	—	1,484,890	—	1,484,890
Utilities	—	4,767,062	—	4,767,062
Wireless Telecommunication Services	—	6,013,719	—	6,013,719
Floating Rate Loan Interests	—	36,432,152	84,632,800	121,064,952
Foreign Agency Obligations	—	12,813,114	—	12,813,114
Investment Companies	2,619,000	—	—	2,619,000
Non-Agency Mortgage-Backed Securities	—	46,781,164	—	46,781,164
Preferred Securities
Capital Trusts	—	28,162,500	—	28,162,500
Preferred Stocks	—	353,608	—	353,608
U.S. Government Sponsored Agency Securities	—	3,546,980	—	3,546,980
Short-Term Securities
Money Market Funds	8,448,432	—	—	8,448,432
Options Purchased
Equity Contracts	66,500	—	—	66,500
Foreign Currency Exchange Contracts	—	29,000	—	29,000
Interest Rate Contracts	37,969	49,135	—	87,104
Unfunded Floating Rate Loan Interests(a)	—	—	—	—

	$13,768,841	$359,961,661	$87,538,379	$461,268,881

Derivative Financial Instruments(b)
Assets
Credit Contracts	$—	$2,232,580	$—	$2,232,580
Foreign Currency Exchange Contracts	—	241,823	—	241,823
Interest Rate Contracts	13,598	—	—	13,598
Liabilities
Credit Contracts	—	(791,411)	—	(791,411)
Equity Contracts	(35,000)	—	—	(35,000)
Foreign Currency Exchange Contracts	—	(1,229,496)	—	(1,229,496)
Interest Rate Contracts	(218,590)	(12,150)	—	(230,740)

	$(239,992)	$441,346	$—	$201,354

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $106,755,761 are categorized as Level 2 within the disclosure hierarchy.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Preferred Stocks	Total
Assets
Opening balance, as of December 31, 2019	$3,938,928	$130,179	$718,193	$88,031,644	$161,138	$92,980,082
Transfers into Level 3(a)	1,195,684	—	1,151,100	77,606	—	2,424,390
Transfers out of Level 3(b)	(965,078)	—	—	(3,290,675)	—	(4,255,753)
Accrued discounts/premiums	919	—	14,618	56,472	—	72,009
Net realized gain (loss)	70,258	—	(565,244)	35,094	—	(459,892)
Net change in unrealized appreciation (depreciation)(c)(d)	(645,133)	35,200	1,853	(6,043,573)	(57,247)	(6,708,900)
Purchases	—	5,332	211,698	21,814,885	—	22,031,915
Sales	(2,077,565)	(155,178)	(160,185)	(16,048,653)	(103,891)	(18,545,472)

Closing balance, as of December 31, 2020	$1,518,013	$15,533	$1,372,033	$84,632,800	$—	$87,538,379

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2020(d)	$(587,556)	$10,201	$1,853	$(5,984,952)	$—	$(6,560,454)

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust (MSO)

	Credit Contracts Assets	Total
Opening Balance as of December 31, 2019	$59,578	$59,578
Transfers in Level 3	—	—
Transfers out of Level 3	(59,578)	(59,578)
Accrued discounts/premiums	—	—
Net realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)(c)(d)	—	—
Purchases	—	—
Issues	—	—
Sales	—	—

Closing Balance, as of December 31, 2020	$—	$—

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2020(d)	$—	$—

(a)

As of December 31, 2019, the Trust used observable inputs in determining the value of certain investments. As of December 31, 2020, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of December 31, 2019, the Trust used significant unobservable inputs in determining the value of certain investments. As of December 31, 2020, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third party pricing information in the amount of $32,431,743. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Asset-Backed Securities	$565,668	Income	Discount Rate	12%	—
Corporate Bonds	496,398	Income	Discount Rate	7% -13%	10%
Floating Rate Loan Interests(b)(c)	54,044,570	Income	Discount Rate	8%-11%	9%
		Market	Estimated Recovery Value	—	—

	$55,106,636

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period end December 31, 2020, the valuation technique for investments classified as Floating Rate Interests amounting to $11,066,987 changed to income approach. The investments were previously valued utilizing Transaction Price. The change was due to consideration of the information that was available at the time the investments were valued.

(c)

For the period end December 31, 2020, the valuation technique for investments classified as Floating Rate Interests amounting to $10,582,500 changed to estimated recovery value. The investments were previously valued utilizing income approach. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to financial statements.

34	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
AIMCO CLO 10 Ltd., Series 2019-10A, Class SUB, 0.00%, 07/22/32(a)(b)	USD	773	$561,678
Ajax Mortgage Loan Trust, Series 2019-C, Class A, 3.95%, 10/25/58(a)(b)		1,220	1,223,302
Anchorage Capital CLO Ltd., Series 2015-7A, Class D1R2, (3 mo. LIBOR US + 3.50%), 3.72%, 01/28/31(a)(b)		250	247,404
ARES LI CLO Ltd., Series 2019-51A, Class E, (3 mo. LIBOR US + 6.49%), 6.73%, 04/15/31(a)(b)		300	300,007
Ares LV CLO Ltd., Series 2020-55A, Class D, (3 mo. LIBOR US + 4.83%), 5.07%, 04/15/31(a)(b)		750	749,940
Benefit Street Partners CLO XVIII Ltd., Series 2019- 18A, Class E, (3 mo. LIBOR US + 6.90%), 7.14%, 10/15/32(a)(b)		500	498,600
BlueMountain CLO XXVI Ltd., Series 2019-26A, Class E, (3 mo. LIBOR US + 7.70%), 7.92%, 10/20/32(a)(b)		250	250,709
CarVal CLO II Ltd.(a)(b)
Series 2019-1A, Class D, (3 mo. LIBOR US + 4.15%), 4.37%, 04/20/32		2,000	2,009,929
Series 2019-1A, Class E, (3 mo. LIBOR US + 6.75%), 6.97%, 04/20/32		250	245,347
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 6.66%, 07/20/32(a)(b)		1,300	1,272,663
CarVal CLO Ltd., Series 2018-1A, Class D, (3 mo. LIBOR US + 2.89%), 3.12%, 07/16/31(a)(b)		250	243,035
Cedar Funding II CLO Ltd., Series 2013-1A, Class DR, (3 mo. LIBOR US + 3.60%), 3.83%, 06/09/30(a)(b)		1,050	1,043,560
Cent CLO Ltd., Series 2013-19A, Class C, (3 mo. LIBOR US + 3.30%), 3.51%, 10/29/25(a)(b)		700	674,077
Elmwood CLO II Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.80%), 7.02%, 04/20/31(a)(b)		250	250,001
Elmwood CLO III Ltd., Series 2019-3A, Class E, (3 mo. LIBOR US + 7.00%), 7.24%, 10/15/32(a)(b)		500	497,857
Fairstone Financial Issuance Trust I, Series 2020-1A, Class D, 6.87%, 10/20/39(b)(c)	CAD	150	117,226
Gilbert Park CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 2.95%), 3.19%, 10/15/30(a)(b)	USD	1,500	1,485,933
GoldentTree Loan Management US CLO 1 Ltd., Series 2017-1A, Class DR, (3 mo. LIBOR US + 2.65%), 2.87%, 04/20/29(a)(b)		300	285,931
GSAA Home Equity Trust, Series 2005-14, Class 1A2, (1 mo. LIBOR US + 0.70%), 0.85%, 12/25/35(a)		3,371	1,405,062
Kayne CLO 6 Ltd., Series 2019-6A, Class E, (3 mo. LIBOR US + 7.53%), 7.75%, 01/20/33(a)(b)		250	252,642
Lending Funding Trust, Series 2020-2A, Class D, 6.77%, 04/21/31(b)		400	407,865
Madison Park Funding X Ltd., Series 2012-10A, Class DR2, (3 mo. LIBOR US + 3.25%), 3.47%, 01/20/29(a)(b)		560	554,400
Madison Park Funding XVI Ltd., Series 2015-16A, Class C, (3 mo. LIBOR US + 3.70%), 3.92%, 04/20/26(a)(b)		800	794,789
Madison Park Funding XXXII Ltd., Series 2018-32A, Class E, (3 mo. LIBOR US + 7.10%), 7.32%, 01/22/31(a)(b)		750	749,242
Mariner CLO 7 Ltd., Series 2019-1A, Class E, (3 mo. LIBOR US + 6.89%), 7.10%, 04/30/32(a)(b)		1,250	1,250,040

Security		Par (000)		Value

Asset-Backed Securities (continued)
Mariner Finance Issuance Trust(b)
Series 2019-AA, Class D, 5.44%, 07/20/32	USD	900		$883,793
Series 2020-AA, Class D, 5.75%, 08/21/34		200		201,168
Mosaic Solar Loan Trust, Series 2018-2GS, Class C, 5.97%, 02/22/44(b)		365		366,441
Nationstar HECM Loan Trust, Series 2019-1A, Class M4, 5.80%, 06/25/29(a)(b)		1,500		1,500,731
OCP CLO Ltd.(a)(b)
Series 2013-4A, Class CRR, (3 mo. LIBOR US + 3.00%), 3.21%, 04/24/29		300		290,475
Series 2014-7A, Class B1RR, 2.47%, 07/20/29		500		498,194
Series 2019-16A, Class E, 6.84%, 01/20/32		250		241,659
Series 2019-17A, Class E, (3 mo. LIBOR US + 6.66%), 6.88%, 07/20/32		1,500		1,495,534
OHA Credit Partners VII Ltd., Series 2012-7A, Class DR, (3 mo. LIBOR US + 4.20%), 4.42%, 11/20/27(a)(b)		1,000		994,496
OZLM Funding III Ltd., Series 2013-3A, Class BRR, (3 mo. LIBOR US + 2.70%), 2.92%, 01/22/29(a)(b)		1,000		994,644
Palmer Square Loan Funding Ltd.(a)(b)
Series 2019-2A, Class C, 3.47%, 04/20/27		1,025		1,018,846
Series 2019-3A, Class C, (3 mo. LIBOR US + 3.40%), 3.62%, 08/20/27		1,750		1,719,230
Series 2019-4A, Class C, (3 mo. LIBOR US + 3.25%), 3.46%, 10/24/27		600		599,860
Recette Clo Ltd., Series 2015-1A, Class DR, (3 mo. LIBOR US + 2.75%), 2.97%, 10/20/27(a)(b)		1,000		997,494
Rockford Tower CLO Ltd.(a)(b)
Series 2017-3A, Class D, (3 mo. LIBOR US + 2.65%), 2.87%, 10/20/30		430		417,884
Series 2017-3A, Class SUB, 0.00%, 10/20/30		250		122,987
Series 2018-1A, Class SUB, 0.00%, 05/20/31		250		179,969
Series 2018-2A, Class SUB, 0.00%, 10/20/31		250		122,060
Saxon Asset Securities Trust, Series 2007-1, Class M1, (1 mo. LIBOR US + 0.29%), 0.44%, 01/25/47(a)		2,762		2,415,506
Sofi Professional Loan Program LLC, Series 2016-B, Class RC, 0.00%, 04/25/37(b)(c)		—	(d)	114,649
Sound Point CLO XXIV, Series 2019-3A, Class D, (3 mo. LIBOR US + 4.11%), 4.32%, 10/25/32(a)(b)		1,500		1,501,345
Sun Country, 7.00%, 12/15/23(c)		267		242,429
TCI-Flatiron CLO Ltd., Series 2016-1A, Class DR, 4.02%, 07/17/28(a)(b)		750		745,463
TICP CLO XII Ltd., Series 2018-12A, Class E, (3 mo. LIBOR US + 5.50%), 5.74%, 01/15/31(a)(b)		2,450		2,316,818
TRESTLES CLO II Ltd., Series 2018-2A, Class D, (3 mo. LIBOR US + 5.75%), 5.96%, 07/25/31(a)(b)		250		234,547
TRESTLES CLO III Ltd., Series 2020-3A, Class SUB, 0.00%, 01/20/33(a)(b)		250		203,476
TRESTLES CLO Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 3.65%), 3.86%, 07/25/29(a)(b)		1,000		999,881
Voya CLO Ltd., Series 2014-3A, Class CR, (3 mo. LIBOR US + 2.65%), 2.86%, 07/25/26(a)(b)		250		245,918
Westcott Park CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.25%), 3.47%, 07/20/28(a)(b)		1,000		995,197

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
York CLO Ltd.(a)(b)
Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.60%), 3.82%, 10/20/29	USD	500	$500,235
Series 2016-2A, Class ER, (3 mo. LIBOR US + 6.75%), 6.97%, 04/20/32		500	470,423

Total Asset-Backed Securities — 28.8% (Cost: $41,413,188)			41,002,591

		Shares

Common Stocks
Equity Real Estate Investment Trusts (REITs) — 0.0%
Service Properties Trust		2,000	22,980

Hotels, Restaurants & Leisure — 0.2%
Caesars Entertainment, Inc.(e)		2,850	211,670

Oil & Gas Exploration & Production — 0.1%
CA Resources Corp.		7,759	177,086

Oil, Gas & Consumable Fuels — 0.3%
California Resources Corp.(e)		15,841	373,689

Total Common Stocks — 0.6% (Cost: $764,431)			785,425

		Par (000)

Corporate Bonds

Aerospace & Defense(b)(f) — 0.7%
Embraer Netherlands Finance BV, 6.95%, 01/17/28	USD	250	282,500
TransDigm, Inc., 6.25%, 03/15/26		730	777,450

			1,059,950

Air Freight & Logistics — 0.0%
XPO Logistics, Inc., 6.75%, 08/15/24(b)(f)		17	18,063

Airlines — 2.3%
American Airlines Group, Inc., 4.00%, 12/15/24(a)(c)		99	102,685
Avianca Financial BND Corp., 0.00%, 11/10/21(a)		224	224,000
Avianca Holdings SA, (3 mo. LIBOR US + 10.50% Cash or 12.00% PIK), 10.74%, 11/10/21(a)(b)(f)(g)		2,101	1,953,930
Gol Finance SA, 7.00%, 01/31/25(b)(f)		400	358,625
Latam Finance Ltd., 6.88%, 04/11/24(b)(e)(h)		750	376,875
United Airlines Pass-Through Trust, Series 2016-1, Class A, 5.88%, 10/15/27(f)		247	266,813

			3,282,928

Auto Components — 0.4%
Clarios Global LP/Clarios US Finance Co., 6.25%, 05/15/26(b)(f)		144	154,440
IHO Verwaltungs GmbH, (3.63% Cash or 4.38% PIK), 3.63%, 05/15/25(g)	EUR	100	124,437
ZF Finance GmbH
3.00%, 09/21/25		100	126,135
3.75%, 09/21/28		100	131,022

			536,034

Security		Par (000)	Value

Automobiles — 0.4%
Ford Motor Credit Co. LLC, 5.58%, 03/18/24(f)	USD	597	$643,954

Banks — 1.1%
Banco Bilbao Vizcaya Argentaria SA, (5 year USD Swap + 3.87%), 6.13%(a)(f)(i)		400	421,320
Bancolombia SA, (5 year CMT + 2.94%), 4.63%, 12/18/29(a)(f)		250	262,500
Bangkok Bank PCL, (5 year CMT + 4.73%), 5.00%(a)(i)		200	208,312
Grupo Aval Ltd., 4.38%, 02/04/30(b)		200	212,687
Itau Unibanco Holding SA, 5.13%, 05/13/23(b)		212	226,244
Kasikornbank PCL, (5 year CMT + 1.70%), 3.34%, 10/02/31(a)		200	205,688

			1,536,751

Beverages — 0.9%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.75%, 07/15/27	GBP	100	141,708
Ball Corp.
5.25%, 07/01/25	USD	17	19,401
4.88%, 03/15/26		13	14,684
Central American Bottling Corp., 5.75%, 01/31/27(b)(f)		600	635,625
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(b)(f)		402	409,931
OI European Group BV, 2.88%, 02/15/25	EUR	100	123,689

			1,345,038

Building Materials — 0.3%
Cemex SAB de CV
3.13%, 03/19/26		100	125,410
5.45%, 11/19/29(f)	USD	200	219,750
Masonite International Corp., 5.38%, 02/01/28(b)		9	9,664
Standard Industries, Inc.(b)
5.00%, 02/15/27		9	9,405
4.75%, 01/15/28(f)		35	36,837
US Concrete, Inc., 6.38%, 06/01/24		3	3,075

			404,141

Capital Markets — 0.3%
Intercorp Peru Ltd., 3.88%, 08/15/29(b)		200	207,250
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(g)	EUR	200	248,606

			455,856

Chemicals — 1.6%
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25		100	124,354
Braskem Netherlands Finance BV, (5 year CMT + 8.22%), 8.50%, 01/23/81(a)(b)	USD	245	273,252
Equate Petrochemical BV, 4.25%, 11/03/26(b)(f)		224	249,270
NOVA Chemicals Corp., 4.88%, 06/01/24(b)(f)		621	646,616
OCI NV, 3.63%, 10/15/25	EUR	100	126,746
Orbia Advance Corp. SAB de CV, 5.88%, 09/17/44(b)(f)	USD	400	496,875
Sasol Financing USA LLC, 6.50%, 09/27/28		287	310,678

			2,227,791

Commercial Services & Supplies — 0.6%
AMN Healthcare, Inc., 4.63%, 10/01/27(b)(f)		99	103,709
United Rentals North America, Inc.
5.88%, 09/15/26		17	17,998
5.50%, 05/15/27		17	18,190
3.88%, 11/15/27		13	13,618

36	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Services & Supplies (continued)
United Rentals North America, Inc. (continued)
4.88%, 01/15/28(f)	USD	479	$510,135
5.25%, 01/15/30		13	14,430
Verisure Midholding AB, 5.75%, 12/01/23	EUR	100	123,448

			801,528

Construction & Engineering — 0.1%
Ferrovial Netherlands BV, (5 year EUR Swap + 2.13%), 2.12%(a)(i)		100	120,638

Construction Materials(b) — 0.3%
American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/28	USD	12	12,420
KAR Auction Services, Inc., 5.13%, 06/01/25(f)		444	456,889

			469,309

Consumer Finance — 0.7%
Muthoot Finance Ltd.
6.13%, 10/31/22(b)(f)		750	784,688
4.40%, 09/02/23		200	203,625

			988,313

Containers & Packaging — 0.4%
Suzano Austria GmbH, 7.00%, 03/16/47(b)(f)		400	534,000

Diversified Financial Services — 1.2%
Alfa SAB de CV, 6.88%, 03/25/44(b)(f)		200	265,812
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	100	136,187
ASG Finance Designated Activity Co., 7.88%, 12/03/24(b)(f)	USD	214	184,575
Cabot Financial Luxembourg SA, 7.50%, 10/01/23	GBP	44	61,320
Credit Agricole SA, (5 year USD Swap + 4.90%), 7.88%(a)(f)(i)	USD	200	227,000
Garfunkelux Holdco 3 SA, 7.75%, 11/01/25	GBP	100	140,445
Intrum AB, 2.75%, 07/15/22	EUR	10	12,216
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25(b)(f)	USD	400	415,750
Shriram Transport Finance Co. Ltd., 5.95%, 10/24/22		200	204,812

			1,648,117

Diversified Telecommunication Services — 0.7%
Level 3 Financing, Inc.
5.25%, 03/15/26		13	13,433
4.63%, 09/15/27(b)		17	17,755
4.25%, 07/01/28(b)(f)		267	274,342
3.63%, 01/15/29(b)(f)		216	215,460
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(f)(g)		200	212,938
SoftBank Group Corp.
4.00%, 04/20/23	EUR	100	127,333
4.75%, 07/30/25		100	132,952

			994,213

Electric Utilities(f) — 1.7%
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(b)	USD	253	270,789
Energuate Trust, 5.88%, 05/03/27(b)		750	791,719
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 4.88%, 07/17/49		200	227,875
PG&E Corp., 5.00%, 07/01/28		182	193,830

Security		Par (000)	Value

Electric Utilities (continued)
Talen Energy Supply LLC(b)
7.25%, 05/15/27	USD	642	$683,730
6.63%, 01/15/28		274	286,330

			2,454,273

Energy Equipment & Services — 0.3%
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(b)(f)		438	424,860

Environmental, Maintenance, & Security Service — 0.0%
Clean Harbors, Inc., 4.88%, 07/15/27(b)		9	9,390

Equity Real Estate Investment Trusts (REITs) — 0.7%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
5.63%, 05/01/24(f)		450	488,768
4.63%, 06/15/25(b)		59	63,189
4.50%, 09/01/26		9	9,683
5.75%, 02/01/27		13	14,584
MPT Operating Partnership LP/MPT Finance Corp.
5.25%, 08/01/26		9	9,423
5.00%, 10/15/27(f)		24	25,530
4.63%, 08/01/29(f)		16	17,100

RHP Hotel Properties LP/RHP Finance Corp., 4.75%, 10/15/27		12	12,420
Service Properties Trust
4.50%, 06/15/23(f)		242	243,210
7.50%, 09/15/25		27	31,113
XHR LP, 6.38%, 08/15/25(b)		68	71,740
			986,760

Food & Staples Retailing — 0.9%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
3.50%, 02/15/23(b)		13	13,325
5.75%, 03/15/25(f)		18	18,540
7.50%, 03/15/26(b)		10	11,191
4.63%, 01/15/27(b)(f)		23	24,466
5.88%, 02/15/28(b)		13	14,146
4.88%, 02/15/30(b)(f)		17	18,732
Cydsa SAB de CV, 6.25%, 10/04/27(b)(f)		400	421,000
Grupo KUO SAB de CV, 5.75%, 07/07/27(b)(f)		600	631,312
Lamb Weston Holdings, Inc.(b)(f)
4.63%, 11/01/24		14	14,595
4.88%, 11/01/26		14	14,634
Picard Groupe SAS, (3 mo. EURIBOR + 3.00%), 3.00%, 11/30/23(a)	EUR	100	121,860

			1,303,801

Food Products — 0.6%
Aramark Services, Inc.
4.75%, 06/01/26	USD	9	9,265
5.00%, 02/01/28(b)(f)		20	21,075
Darling Ingredients, Inc., 5.25%, 04/15/27(b)		9	9,570
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 02/15/28(b)		33	36,929
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(b)
6.50%, 04/15/29		24	27,938
5.50%, 01/15/30		22	25,273
MHP Lux SA, 6.25%, 09/19/29(b)(f)		300	306,094

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food Products (continued)
Minerva Luxembourg SA, 6.50%, 09/20/26(b)(f)	USD	400	$419,375
Pilgrim’s Pride Corp., 5.88%, 09/30/27(b)(f)		15	16,269

			871,788

Health Care Providers & Services — 2.1%
Acadia Healthcare Co., Inc., 5.50%, 07/01/28(b)		20	21,481
Centene Corp.
5.38%, 06/01/26(b)(f)		31	32,696
5.38%, 08/15/26(b)		13	13,731
4.25%, 12/15/27(f)		43	45,580
4.63%, 12/15/29(f)		61	67,723
DaVita, Inc., 4.63%, 06/01/30(b)(f)		422	447,848
HCA, Inc.(f)
5.38%, 02/01/25		45	50,604
5.88%, 02/15/26		26	29,900
5.38%, 09/01/26		17	19,540
5.63%, 09/01/28		26	30,680
5.88%, 02/01/29		17	20,459
3.50%, 09/01/30		535	568,478
Molina Healthcare, Inc., 5.38%, 11/15/22		12	12,705
Select Medical Corp., 6.25%, 08/15/26(b)(f)		360	387,691
Teleflex, Inc., 4.63%, 11/15/27		9	9,672
Tenet Healthcare Corp.
4.63%, 09/01/24(b)(f)		384	396,480
5.13%, 05/01/25(f)		25	25,487
4.88%, 01/01/26(b)(f)		654	684,156
6.25%, 02/01/27(b)(f)		26	27,560
5.13%, 11/01/27(b)(f)		26	27,528
4.63%, 06/15/28(b)		23	24,093
Universal Health Services, Inc., 2.65%, 10/15/30(b)		63	65,401

			3,009,493

Health Care Technology — 0.1%
Charles River Laboratories International, Inc., 4.25%, 05/01/28(b)		9	9,427
Synlab Bondco PLC, (3 mo. EURIBOR + 4.75%), 4.75%, 07/01/25(a)	EUR	100	124,578

			134,005

Hotels, Restaurants & Leisure — 3.9%
1011778 BC ULC/New Red Finance, Inc., 3.88%, 01/15/28(b)	USD	13	13,205
Boyd Gaming Corp.
8.63%, 06/01/25(b)		39	43,375
4.75%, 12/01/27(f)		186	193,207
Caesars Entertainment, Inc.(b)(f)
6.25%, 07/01/25		228	242,820
8.13%, 07/01/27		146	161,625
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25(b)		68	72,051
Carlson Travel, Inc., 6.75%, 12/15/23(b)(f)		754	571,520
Cedar Fair LP, 5.25%, 07/15/29		9	9,266
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
5.50%, 05/01/25(b)(f)		102	106,335
5.38%, 04/15/27		9	9,203
Churchill Downs, Inc.(b)
5.50%, 04/01/27		10	10,588
4.75%, 01/15/28		9	9,473
Fortune Star BVI Ltd.
6.75%, 07/02/23		200	210,437
6.85%, 07/02/24		200	212,250

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Golden Entertainment, Inc., 7.63%, 04/15/26(b)(f)	USD	34	$36,508
Hilton Domestic Operating Co., Inc., 4.88%, 01/15/30(f) .		17	18,573
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27		10	10,584
Hyatt Hotels Corp., 5.38%, 04/23/25(f)		104	117,532
International Game Technology PLC, 6.50%, 02/15/25(b)(f)		582	650,688
IRB Holding Corp., 7.00%, 06/15/25(b)		72	78,660
Marriott International, Inc.
4.63%, 06/15/30		50	58,674
Series GG, 3.50%, 10/15/32(f)		232	253,712
Marriott Ownership Resorts, Inc., 6.13%, 09/15/25(b)(f)		266	283,290
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/26		13	13,585
Melco Resorts Finance Ltd., 5.25%, 04/26/26		200	209,000
MGM China Holdings Ltd., 5.88%, 05/15/26(f)		200	210,728
MGM Resorts International
5.75%, 06/15/25(f)		12	13,268
4.63%, 09/01/26		7	7,407
5.50%, 04/15/27(f)		12	13,374
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(b)(f)		326	348,820
Scientific Games International, Inc., 7.00%, 05/15/28(b)(f)		194	208,591
SeaWorld Parks & Entertainment, Inc.(b)(f)
8.75%, 05/01/25		310	334,800
9.50%, 08/01/25		148	160,672
Sisal Group SpA, 7.00%, 07/31/23	EUR	69	84,828
Wyndham Destinations, Inc., 6.63%, 07/31/26(b)	USD	90	103,050
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(b)		9	9,315
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.(b)(f)
5.50%, 03/01/25		31	32,356
5.25%, 05/15/27		16	16,492
Wynn Macau Ltd., 5.50%, 01/15/26(f)		200	208,000
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(b)(f)		213	223,117

			5,570,979

Household Durables — 4.4%
Ashton Woods USA LLC/Ashton Woods Finance Co.(b)(f)
9.88%, 04/01/27		456	512,430
6.63%, 01/15/28		216	227,340
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 6.25%, 09/15/27(b)(f)		234	248,917
Century Communities, Inc., 6.75%, 06/01/27(f)		44	46,979
Controladora Mabe SA de CV, 5.60%, 10/23/28(b)(f)		600	707,250
Forestar Group, Inc., 8.00%, 04/15/24(b)(f)		699	735,697
Lennar Corp.
4.75%, 05/30/25		9	10,283
4.75%, 11/29/27(f)		16	18,909
M/I Homes, Inc., 4.95%, 02/01/28(f)		225	238,174
Mattamy Group Corp., 5.25%, 12/15/27(b)		9	9,518
Newell Brands, Inc., 4.70%, 04/01/26(f)		35	38,553
PulteGroup, Inc.
5.50%, 03/01/26(f)		597	710,379
5.00%, 01/15/27		10	11,800
Taylor Morrison Communities, Inc.(b)(f)
5.88%, 06/15/27		270	305,996
5.75%, 01/15/28		914	1,035,105

38	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Household Durables (continued)
Tempur Sealy International, Inc., 5.50%, 06/15/26	USD	10	$10,407
TRI Pointe Group, Inc.
5.25%, 06/01/27(f)		705	766,687
5.70%, 06/15/28		18	20,322
William Lyon Homes, Inc., 6.63%, 07/15/27(b)(f)		604	652,773

			6,307,519

Household Products — 0.0%
Kronos Acquisition Holdings, Inc., 9.00%, 08/15/23(b)		40	40,980

Independent Power and Renewable Electricity Producers — 1.4%
Calpine Corp.(b)(f)
4.50%, 02/15/28		588	611,520
5.13%, 03/15/28		578	608,039
Greenko Dutch BV, 5.25%, 07/24/24		200	207,500
India Green Energy Holdings, 5.38%, 04/29/24(b)		250	262,812
NRG Energy, Inc.
7.25%, 05/15/26		17	17,935
6.63%, 01/15/27(f)		21	22,177
5.75%, 01/15/28		14	15,295
5.25%, 06/15/29(b)		13	14,300
ReNew Power Synthetic, 6.67%, 03/12/24(f)		200	210,937

			1,970,515

Insurance(a) — 0.7%
Asahi Mutual Life Insurance Co., (5 year USD Swap + 4.59%), 6.50%(f)(i)		200	214,605
Assicurazioni Generali SpA, (3 mo. EURIBOR + 5.35%), 5.00%, 06/08/48	EUR	200	295,029
AXA SA, (3 mo. LIBOR GBP + 3.27%), 5.63%, 01/16/54	GBP	250	455,188

			964,822

Interactive Media & Services — 0.2%
Netflix, Inc.(f)
5.88%, 02/15/25	USD	14	16,106
4.38%, 11/15/26		17	18,849
4.88%, 04/15/28		28	31,576
5.88%, 11/15/28		33	39,559
6.38%, 05/15/29		14	17,290
5.38%, 11/15/29(b)		16	18,860
4.88%, 06/15/30(b)		17	19,550
United Group BV, 4.88%, 07/01/24	EUR	100	124,608

			286,398

Internet Software & Services — 0.2%
Expedia Group, Inc., 6.25%, 05/01/25(b)(f)	USD	193	223,706

Machinery — 0.8%
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/24(b)(f)		476	520,982
Colfax Corp., 6.00%, 02/15/24(b)		10	10,363
Loxam SAS, 3.75%, 07/15/26	EUR	100	123,723
Terex Corp., 5.63%, 02/01/25(b)	USD	10	10,301
Vertical Midco GmbH
4.38%, 07/15/27	EUR	100	128,548
(3 mo. EURIBOR + 4.75%), 4.75%, 07/15/27(a)		100	123,661
Vertical US Newco, Inc., 5.25%, 07/15/27(b)	USD	200	212,000

			1,129,578

Media — 2.7%
Altice Financing SA, 2.25%, 01/15/25	EUR	100	117,767
AMC Networks, Inc.
5.00%, 04/01/24	USD	17	17,276

Security		Par (000)	Value

Media (continued)
AMC Networks, Inc. (continued)
4.75%, 08/01/25(f)	USD	14	$14,458
Cable Onda SA, 4.50%, 01/30/30		268	295,637
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(b)(f)		306	309,060
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(b)(f)		791	642,687
iHeartCommunications, Inc.
6.38%, 05/01/26		14	14,884
5.25%, 08/15/27(b)		13	13,650
4.75%, 01/15/28(b)		9	9,236
Lamar Media Corp.
5.75%, 02/01/26		11	11,344
3.75%, 02/15/28		10	10,277
Lorca Telecom Bondco SAU, 4.00%, 09/18/27	EUR	100	128,420
Network i2i Ltd., (5 year CMT + 4.27%), 5.65%(a)(i)	USD	250	266,641
Nexstar Broadcasting, Inc., 5.63%, 07/15/27(b)(f)		300	321,375
Outfront Media Capital LLC/Outfront Media Capital Corp.(b)
5.00%, 08/15/27		11	11,193
4.63%, 03/15/30		9	9,199
Sable International Finance Ltd., 5.75%, 09/07/27(f)		226	240,690
SES SA, (5 year EUR Swap + 5.40%), 5.63%(a)(i)	EUR	400	536,123
Sirius XM Radio, Inc.(b)(f)
4.63%, 07/15/24	USD	406	420,717
5.00%, 08/01/27		54	57,376
5.50%, 07/01/29		48	52,815
Summer BC Holdco B Sarl, 5.75%, 10/31/26	EUR	100	128,670
TEGNA, Inc.(f)
4.63%, 03/15/28(b)	USD	150	153,375
5.00%, 09/15/29		19	20,072

			3,802,942

Metals & Mining — 1.9%
ABJA Investment Co. Pte Ltd., 5.95%, 07/31/24		200	214,500
Commercial Metals Co.(f)
4.88%, 05/15/23		72	75,780
5.75%, 04/15/26		21	21,682
5.38%, 07/15/27		541	569,402
FMG Resources August 2006 Pty Ltd.(b)
4.75%, 05/15/22		13	13,374
5.13%, 03/15/23		9	9,506
5.13%, 05/15/24		13	14,105
4.50%, 09/15/27		10	11,110
Freeport-McMoRan, Inc.
5.00%, 09/01/27		10	10,600
5.25%, 09/01/29		10	11,125
HTA Group Ltd., 7.00%, 12/18/25(b)		200	215,125
Nexa Resources SA, 5.38%, 05/04/27(b)(f)		400	445,250
Periama Holdings LLC, 5.95%, 04/19/26		200	212,500
thyssenkrupp AG
1.88%, 03/06/23	EUR	43	52,430
2.88%, 02/22/24		200	245,613
Vale Overseas Ltd., 3.75%, 07/08/30	USD	135	149,977
Vedanta Resources Finance II PLC, 13.88%, 01/21/24		200	210,125
Vedanta Resources Ltd., 7.13%, 05/31/23(f)		200	162,375

			2,644,579

Oil & Gas Exploration & Production — 0.0%
Bruin E&P Partners LLC, 8.88%, 08/01/23(b)(e)(h)		318	159

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels — 6.0%
Bioceanico Sovereign Certificate Ltd., 0.00%, 06/05/34(f)(j)	USD	245	$186,073
Buckeye Partners LP
4.13%, 03/01/25(b)(f)		87	88,088
3.95%, 12/01/26		10	10,130
Centennial Resource Production LLC(b)(f)
5.38%, 01/15/26		834	581,715
6.88%, 04/01/27		51	36,593
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27(f)		475	561,915
Cheniere Energy Partners LP(f)
5.63%, 10/01/26		19	19,760
4.50%, 10/01/29		165	174,534
5.25%, 10/01/25		26	26,683
Chesapeake Energy Corp., 11.50%, 01/01/25(b)(e)(h)		478	83,650
Citgo Holding, Inc., 9.25%, 08/01/24(b)(f)		38	34,960
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)(f)		42	42,892
DCP Midstream Operating LP
5.38%, 07/15/25(f)		14	15,383
5.13%, 05/15/29		10	11,091
eG Global Finance PLC
3.63%, 02/07/24	EUR	100	119,722
4.38%, 02/07/25		100	119,966
Endeavor Energy Resources LP/EER Finance, Inc.(b)
5.50%, 01/30/26	USD	9	9,235
5.75%, 01/30/28		17	18,338
Geopark Ltd., 6.50%, 09/21/24(b)(f)		316	327,356
Hilong Holding Ltd., 8.25%, 09/26/22(e)(h)		200	155,000
Leviathan Bond Ltd., 5.75%, 06/30/23(b)(f)		240	255,475
Matador Resources Co., 5.88%, 09/15/26(f)		18	17,640
Neptune Energy Bondco PLC, 6.63%, 05/15/25(b)(f)		200	197,854
NGPL PipeCo LLC, 7.77%, 12/15/37(b)(f)		346	467,785
PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 05/15/25(b)(f)		169	166,617
PDC Energy, Inc., 5.75%, 05/15/26		10	10,325
Petrobras Global Finance BV(f)
5.30%, 01/27/25		700	790,563
6.00%, 01/27/28		253	296,010
5.60%, 01/03/31		338	387,010
Petroleos Mexicanos(f)
6.35%, 02/12/48		220	197,656
6.95%, 01/28/60		676	634,527
Puma International Financing SA, 5.13%, 10/06/24(b)		400	397,000
Rockies Express Pipeline LLC, 6.88%, 04/15/40(b)(f)		353	384,188
Santos Finance Ltd., 5.25%, 03/13/29(f)		200	223,801
Shelf Drilling Holdings Ltd., 8.75%, 11/15/24(b)(c)		542	433,600
SM Energy Co., 10.00%, 01/15/25(b)(f)		168	180,600
Stoneway Capital Corp.(e)(h)
10.00%, 03/01/27(b)		708	279,180
10.00%, 03/01/27		252	99,109
Sunoco LP/Sunoco Finance Corp.
4.88%, 01/15/23		17	17,214
5.50%, 02/15/26		14	14,350
6.00%, 04/15/27(f)		21	22,323
4.50%, 05/15/29(b)		32	33,280
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.13%, 02/01/25		9	9,225
5.88%, 04/15/26		17	18,024

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Targa Resources Partners LP/Targa Resources Partners Finance Corp. (continued)
5.38%, 02/01/27	USD	9	$9,453
6.50%, 07/15/27		13	14,105
5.00%, 01/15/28		13	13,722
6.88%, 01/15/29		13	14,641
5.50%, 03/01/30		17	18,457
Transocean Guardian Ltd., 5.88%, 01/15/24(b)(f)		76	63,554
WPX Energy, Inc., 5.88%, 06/15/28		16	17,440
YPF SA, 8.50%, 06/27/29(b)(f)		262	189,786

			8,497,598

Pharmaceuticals — 0.5%
Bausch Health Cos., Inc.(b)
5.50%, 11/01/25(f)		30	31,089
5.75%, 08/15/27		9	9,653
Elanco Animal Health, Inc.
5.27%, 08/28/23		13	14,203
5.90%, 08/28/28		13	15,340
Jaguar Holding Co. II/PPD Development LP, 5.00%, 06/15/28(b)		39	41,632
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24	EUR	200	243,939
Rossini Sarl
6.75%, 10/30/25		200	260,211
(3 mo. EURIBOR + 3.88%), 3.88%, 10/30/25(a)		100	121,554

			737,621

Real Estate Management & Development — 7.3%
ADLER Group SA, 3.25%, 08/05/25		200	254,323
Agile Group Holdings Ltd., 5.75%, 01/02/25(f)	USD	200	204,500
Central China Real Estate Ltd., 6.75%, 11/08/21(f)		200	202,080
CFLD Cayman Investment Ltd., 8.60%, 04/08/24(f)		200	172,500
China Aoyuan Group Ltd., 7.95%, 02/19/23(f)		200	211,750
China Evergrande Group
12.00%, 01/22/24		200	189,813
10.50%, 04/11/24		200	180,813
China SCE Group Holdings Ltd., 7.25%, 04/19/23(f)		200	209,625
CIFI Holdings Group Co. Ltd.
6.55%, 03/28/24		200	214,062
5.95%, 10/20/25(f)		200	214,750
Country Garden Holdings Co. Ltd., 6.15%, 09/17/25		200	221,750
DEMIRE Deutsche Mittelstand Real Estate AG, 1.88%, 10/15/24	EUR	100	118,914
Easy Tactic Ltd.(f)
8.63%, 02/27/24	USD	200	176,438
8.13%, 07/11/24		200	171,813
Fantasia Holdings Group Co. Ltd., 11.75%, 04/17/22(f)		400	421,500
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(b)(f)		467	494,343
Global Prime Capital Pte Ltd., 5.95%, 01/23/25		200	201,000
Greenland Global Investment Ltd., (3 mo. LIBOR US + 4.85%), 5.10%, 09/26/21(a)(f)		200	193,125
Howard Hughes Corp.(b)(f)
5.38%, 03/15/25		167	172,219
5.38%, 08/01/28		451	485,050
JGC Ventures Pte Ltd., 10.75%, 08/30/21(e)(h)		200	82,000
Kaisa Group Holdings Ltd.
11.95%, 10/22/22(f)		200	211,562
11.50%, 01/30/23		200	209,250
9.38%, 06/30/24		200	193,688
KWG Group Holdings Ltd., 7.40%, 03/05/24		200	213,562
Logan Group Co. Ltd., 6.50%, 07/16/23		200	207,750

40	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development (continued)
MAF Sukuk Ltd., 4.64%, 05/14/29	USD	267	$300,041
New Metro Global Ltd., 4.80%, 12/15/24		200	202,250
No Va Land Investment Group Corp., 5.50%, 04/27/23(k)		200	200,320
Powerlong Real Estate Holdings Ltd., 7.13%, 11/08/22		200	208,750
Redsun Properties Group Ltd., 10.50%, 10/03/22		200	212,687
RKPF Overseas Ltd.
Series 2019-A, 6.70%, 09/30/24		200	211,437
Series 2019-A, 6.00%, 09/04/25		200	206,188
Ronshine China Holdings Ltd., 8.95%, 01/22/23		200	208,688
Scenery Journey Ltd., 11.50%, 10/24/22(f)		400	370,625
Shimao Group Holdings Ltd., 5.60%, 07/15/26(f)		200	218,500
Shui On Development Holding Ltd., 6.15%, 08/24/24		200	205,000
Sunac China Holdings Ltd.
6.50%, 07/09/23		200	207,000
7.00%, 07/09/25		200	208,000
Theta Capital Pte Ltd., 8.13%, 01/22/25		200	201,813
Times China Holdings Ltd., 6.75%, 07/16/23		200	209,188
Wanda Group Overseas Ltd., 7.50%, 07/24/22		200	194,500
Yango Justice International Ltd., 8.25%, 11/25/23		200	209,312
Yanlord Land HK Co. Ltd., 6.80%, 02/27/24		200	210,687
Yuzhou Group Holdings Co. Ltd.
8.30%, 05/27/25		200	215,625
7.38%, 01/13/26		200	213,000
Zhenro Properties Group Ltd., 9.15%, 03/08/22(f)		200	206,750

			10,448,541

Road & Rail — 0.1%
Autostrade per l’Italia SpA, 5.88%, 06/09/24	EUR	100	139,268

Software — 0.1%
Boxer Parent Co., Inc., 6.50%, 10/02/25		100	128,977

Textiles, Apparel & Luxury Goods — 0.0%
Hanesbrands, Inc.(b)(f)
4.63%, 05/15/24	USD	16	16,760
4.88%, 05/15/26		16	17,380
Under Armour, Inc., 3.25%, 06/15/26		10	10,062
William Carter Co., 5.63%, 03/15/27(b)		9	9,473

			53,675

Thrifts & Mortgage Finance — 0.3%
Mongolian Mortgage Corp. Hfc LLC, 9.75%, 01/29/22(f) .		200	198,812
Nationstar Mortgage Holdings, Inc., 6.00%, 01/15/27(b) .		11	11,674
Quicken Loans LLC, 5.25%, 01/15/28(b)(f)		36	38,430
Quicken Loans LLC/Quicken Loans Co.Issuer, Inc., 3.88%, 03/01/31(b)		56	58,100
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.63%, 03/01/29(b)		69	70,380

			377,396

Transportation Infrastructure(f) — 0.5%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(b)		400	415,875
Simpar Europe SA, 7.75%, 07/26/24		230	242,506

			658,381

Utilities — 1.7%
AES Panama Generation Holdings SRL, 4.38%, 05/31/30(b)(f)		200	215,938
Centrais Eletricas Brasileiras SA, 4.63%, 02/04/30(b)(f)		256	273,600
ContourGlobal Power Holdings SA, 3.38%, 08/01/23	EUR	100	123,998

Security		Par (000)	Value

Utilities (continued)
Genneia SA, 8.75%, 01/20/22(b)	USD	265	$239,949
Huachen Energy Co. Ltd., 6.63%, 05/18/21(e)(h)		200	77,100
Inkia Energy Ltd., 5.88%, 11/09/27(b)(f)		400	430,250
Mong Doung Finacial Holdings BV, 5.13%, 05/07/29		250	261,797
Orano SA, 2.75%, 03/08/28	EUR	100	128,114
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38(b)(f)	USD	240	267,751
Vistra Operations Co. LLC(b)(f)
5.50%, 09/01/26		17	17,717
5.63%, 02/15/27		23	24,464
5.00%, 07/31/27		343	363,580

			2,424,258

Wireless Telecommunication Services — 1.6%
Altice France SA
2.50%, 01/15/25	EUR	200	239,319
2.13%, 02/15/25		100	117,608
GLP Capital LP/GLP Financing II, Inc., 4.00%, 01/15/31(f)	USD	164	178,960
Kenbourne Invest SA, 6.88%, 11/26/24(b)		234	253,671
Millicom International Cellular SA
5.13%, 01/15/28		269	285,476
4.50%, 04/27/31(b)		200	215,562
Sprint Corp., 7.88%, 09/15/23(f)		295	341,551
VEON Holdings BV, 4.00%, 04/09/25(b)(f)		200	211,500
VICI Properties LP/VICI Note Co., Inc.(b)
3.50%, 02/15/25		13	13,296
4.25%, 12/01/26		22	22,817
3.75%, 02/15/27		13	13,293
4.63%, 12/01/29(f)		200	214,000
4.13%, 08/15/30		17	17,946
Vmed O2 UK Financing I PLC, 3.25%, 01/31/31	EUR	100	125,341

			2,250,340

Total Corporate Bonds — 52.7% (Cost: $72,583,138)			74,919,226

Floating Rate Loan Interests(a)

Aerospace & Defense — 0.4%
Trandigm, Inc., 2020 Term Loan F, (1 mo. LIBOR + 2.25%), 2.40%, 12/09/25	USD	609	595,925

Air Freight & Logistics — 1.0%
WestJet Airlines Ltd., Term Loan B, (6 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/11/26		1,075	1,028,780
XPO Logistics, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 2.15%, 02/24/25		335	332,772

			1,361,552

Airlines — 0.4%
Allegiant Travel Co., 2020 Term Loan, (3 mo. LIBOR + 3.00%), 3.21%, 02/05/24		606	588,531

Building Products — 0.1%
Advanced Drainage Systems, Inc., Term Loan B, (3 mo. LIBOR + 2.25%), 2.44%, 07/31/26		19	18,930

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Building Products (continued)
Jeld-Wen, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 2.15%, 12/14/24	USD	28	$28,175
MI Windows and Doors LLC, 2020 Term Loan, 12/18/27(l)		49	49,061

			96,166

Commercial Services & Supplies — 2.5%
HSE24 Trading GmbH, EUR Term Loan, (EURIBOR + 6.50%), 5.97%, 12/31/25	EUR	2,950	3,531,790
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.44%, 09/19/26	USD	32	31,009

			3,562,799

Communications Equipment — 0.3%
Interface Security Systems LLC, Term Loan, (PIK + 3.00%), 3.00%, 08/07/23(c)(g)		424	449,249

Construction & Engineering — 0.5%
Pike Corp., 2020 Term Loan B, (1 mo. LIBOR + 3.97%), 4.12%, 07/24/26		49	48,583
Ply Gem Midco, Inc., 2018 Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 04/12/25		621	619,815

			668,398

Diversified Financial Services — 5.1%
Applecaramel Buyer LLC, Term Loan B, (6 mo. LIBOR + 4.00%), 4.50%, 10/19/27		203	202,746
Credito Real SAB de CV Sofom ENR, Term Loan B, (3 mo. LIBOR + 3.75%), 3.96%, 02/21/23(c)		60	56,940
LBM Acquisition LLC(l)
Delayed Draw Term Loan, 12/09/27		9	8,646
Term Loan B, 12/17/27		39	38,904
Luxembourg Life Fund, Long Term Loan G, (Fixed + 9.00%), 9.00%, 08/03/27(c)		2,670	2,656,650
Opendoor GP II LLC, Term Loan, 10.00%, 01/23/26(c)		2,000	2,000,000
RNTR Seer Financing, Term Loan, (1 mo. LIBOR + 2.38%), 2.53%, 12/20/21(c)		1,887	1,867,507
Spectacle Gary Holdings LLC
Delayed Draw Term Loan, (Prime + 8.00%), 11.25%, 12/23/25		27	27,365
Term Loan B, (3 mo. LIBOR + 9.00%, 2% Floor), 11.00%, 12/23/25		378	377,635

			7,236,393

Diversified Telecommunication Services — 0.4%
Intelsat Jackson Holdings SA
2017 Term Loan B4, (PRIME + 5.50%), 8.75%, 01/02/24		306	310,151
2020 DIP Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 07/13/22		288	293,919

			604,070

Electric Utilities — 0.1%
Pacific Gas & Electric Co., 2020 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 06/23/25		157	158,821

Food Products — 3.0%
Arnott’s Biscuits Ltd., AUD 2nd Lien Term Loan, (3mo. Libor + 8.50%, 1.00% Floor), 9.50%, 12/17/27(c)	AUD	5,500	4,197,823

Security		Par (000)	Value

Health Care Providers & Services — 0.7%
Acadia Healthcare Co., Inc., 2018 Term Loan B4, (1 mo. LIBOR + 2.50%), 2.65%, 02/16/23	USD	899	$895,152
Select Medical Corp., 2017 Term Loan B, (3 mo. LIBOR + 2.25%), 2.53%, 03/06/25		102	100,569

			995,721

Hotels, Restaurants & Leisure — 1.4%
18 Fremont Street Acquisition LLC, Term Loan B, (3 mo. LIBOR + 8.00%, 1.50% Floor), 9.50%, 08/09/25		800	792,180
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.90%, 02/02/26		172	161,809
Caesars Resort Collection LLC, 2020 Term Loan B1, (1 mo. LIBOR + 4.50%), 4.65%, 07/20/25		161	161,645
Golden Nugget LLC, 2017 Incremental Term Loan B, (2 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 10/04/23		219	211,004
Herschend Entertainment Co. LLC, Term Loan B, (3 mo. LIBOR + 5.75%, 1.00% Floor), 6.75%, 08/25/25(c)		152	152,378
Playtika Holding Corp., Term Loan B, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.00%, 12/10/24		568	570,747

			2,049,763

Media — 1.0%
Connect Finco Sarl, Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 12/12/26		357	357,857
CSC Holdings LLC, 2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 2.66%, 04/15/27		177	174,821
Diamond Sports Group LLC, Term Loan, (1 mo. LIBOR + 3.25%), 3.40%, 08/24/26		610	537,677
Lamar Media Corp., 2020 Term Loan B, (1 mo. LIBOR + 1.50%), 1.64%, 02/06/27		24	23,470
PCI Gaming Authority, Term Loan, (1 mo. LIBOR + 2.50%), 2.65%, 05/29/26		295	291,510

			1,385,335

Oil, Gas & Consumable Fuels — 0.9%
Buckeye Partners LP, 2019 Term Loan B, (1 mo. LIBOR + 2.75%), 2.90%, 11/01/26		555	553,681
California Resources Corporation, 2020 Exit 2nd Lien Term Loan, (1 mo. LIBOR + 9.00%), 10.00%, 10/27/25(c)		69	68,581
Chesapeake Energy Corp., 2019 Last Out Term Loan, 9.00%, 06/24/24(e)(h)		399	331,170
CITGO Holding, Inc., 2019 Term Loan B, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 08/01/23		395	363,400

			1,316,832

Pharmaceuticals — 0.8%
Bausch Health Cos., Inc., Term Loan B, (1 mo. LIBOR + 2.75%), 2.90%, 11/27/25		784	776,045
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 Week LIBOR + 2.00%), 2.10%, 11/15/27		352	348,388

			1,124,433

Road & Rail — 0.1%
Genesee & Wyoming Inc. (New), Term Loan, (3 mo. LIBOR + 2.00%), 2.25%, 12/30/26		171	170,203

Total Floating Rate Loan Interests — 18.7% (Cost: $26,268,733)			26,562,014

42	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Foreign Agency Obligations

Bahrain — 0.5%
Bahrain Government International Bond, 6.75%, 09/20/29	USD	200	$229,375
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25(f) .		481	557,659

			787,034

Colombia — 0.3%
Colombia Government International Bond, 4.13%, 05/15/51		400	444,400

Dominican Republic — 0.4%
Dominican Republic International Bond
5.95%, 01/25/27(f)		241	281,142
4.88%, 09/23/32(b)		155	170,839
6.40%, 06/05/49		150	176,109

			628,090

Egypt — 1.2%
Egypt Government International Bond
5.58%, 02/21/23(b)		520	549,250
5.58%, 02/21/23		351	370,744
5.75%, 05/29/24(b)		230	246,388
7.50%, 01/31/27(b)		257	296,433
8.50%, 01/31/47		284	321,985

			1,784,800

Indonesia — 0.8%
Indonesia Government International Bond
3.50%, 01/11/28		565	632,094
4.10%, 04/24/28		200	232,250
4.75%, 02/11/29		200	242,250

			1,106,594

Mexico — 0.2%
Mexico Government International Bond, 3.75%, 01/11/28(f)		200	225,313

Morocco — 0.3%
Morocco Government International Bond
3.00%, 12/15/32		296	299,700
4.00%, 12/15/50		200	205,750

			505,450

Paraguay — 0.3%
Paraguay Government International Bond, 5.40%, 03/30/50(b)(f)		300	378,656

Romania — 0.2%
Romanian Government International Bond, 3.00%, 02/14/31(b)(f)		250	267,578

Saudi Arabia — 0.2%
Saudi Government International Bond, 4.50%, 04/17/30(f)		206	248,294

Sri Lanka — 0.2%
Sri Lanka Government International Bond
6.85%, 03/14/24		200	121,063
7.55%, 03/28/30		200	113,500

			234,563

Ukraine — 0.7%
Ukraine Government International Bond 7.75%, 09/01/23		150	165,000

Security		Par (000)	Value

Ukraine (continued)
Ukraine Government International Bond (continued)
8.99%, 02/01/24(f)	USD	200	$226,000
7.75%, 09/01/25		110	122,959
7.25%, 03/15/33(b)(f)		400	436,000

			949,959

Total Foreign Agency Obligations — 5.3% (Cost: $7,110,867)			7,560,731

		Shares

Investment Companies

Fixed Income Funds — 2.0%
iShares iBoxx $ High Yield Corporate Bond ETF(m)		32,255	2,815,862

Total Investment Companies — 2.0% (Cost: $2,612,620)			2,815,862

		Par (000)

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations(b) — 3.9%
Cascade Funding Mortgage Trust, Series 2019-RM3, Class C, 4.00%, 06/25/69(a)	USD	976	935,712
CSMC Trust(c)
Series 2019-JR1, Class B3, 15.55%, 09/27/66		2,306	1,500,583
Series 2019-JR1, Class PT2, 0.00%, 03/25/59		845	344,394
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF3, Class 1A2, 6.00%, 10/25/36		1,902	1,385,855
Voyager OPTONE Delaware Trust, Series 2009-1, Class SAA7, (1 mo. LIBOR), 13.23%, 02/25/38(a)		3,880	1,329,421

			5,495,965

Commercial Mortgage-Backed Securities — 10.1%
225 Liberty Street Trust, Series 2016-225L, Class E, 4.65%, 02/10/36(a)(b)		150	157,107
Barclays Commercial Mortgage Trust
Series 2019-C3, Class C, 4.18%, 05/15/52		482	517,386
Series 2019-C3, Class D, 3.00%, 05/15/52(b)		770	657,507
Benchmark Mortgage Trust, Series 2020-B16, Class D, 2.50%, 02/15/53(b)		267	234,289
BX Commercial Mortgage Trust(a)(b)
Series 2019-XL, Class J, (1 mo. LIBOR US + 2.65%), 2.78%, 10/15/36		1,614	1,585,804
Series 2020-BXLP, Class F, (1 mo. LIBOR US + 2.00%), 2.16%, 12/15/36		400	390,117
Citigroup Commercial Mortgage Trust(a)(b)
Series 2019-PRM, Class E, 4.73%, 05/10/36		500	513,159
Series 2019-PRM, Class F, 4.73%, 05/10/36		750	751,864
Cold Storage Trust, Series 2020-ICE5, Class F, (1 mo. LIBOR US + 3.49%), 3.62%, 11/15/37(a)(b)		129	129,154
COMM GAM, Series 2013-GAM, Class E, 3.42%, 02/10/28(a)(b)		500	341,785
CSAIL Commercial Mortgage Trust
Series 2018-C14, Class C, 4.89%, 11/15/51(a)		750	828,488
Series 2019-C17, Class D, 2.50%, 09/15/52(b)		449	352,491

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
CSMC Trust, Series 2020-NET, Class E, 3.70%, 08/15/37(a)(b)	USD	750	$748,830
CSMC-FACT, Series 2020-FACT, Class F, (1 mo. LIBOR US + 6.16%), 6.32%, 10/15/37(a)(b)		300	300,387
DBUBS Mortgage Trust, Series 2017-BRBK, Class F, 3.53%, 10/10/34(a)(b)		275	274,287
Del Amo Fashion Center Trust, Series 2017-AMO, Class D, 3.64%, 06/05/35(a)(b)		500	374,060
Hudson Yards Mortgage Trust, Series 2019-55HY, Class F, 2.94%, 12/10/41(a)(b)		700	641,944
JP Morgan Chase Commercial Mortgage Securities Trust(a)(b)
Series 2019-BKWD, Class E, (1 mo. LIBOR US + 2.60%), 2.76%, 09/15/29		165	157,593
Series 2020-MKST, Class E, (1 mo. LIBOR US + 2.25%), 2.41%, 12/15/36		125	115,877
JPMCC Commercial Mortgage Securities Trust, Series 2019-COR5, Class D, 3.00%, 06/13/52(b)		750	581,009
Morgan Stanley Capital I, Series 2017-HR2, Class D, 2.73%, 12/15/50		625	538,942
Morgan Stanley Capital I Trust(b)
Series 2014-150E, Class F, 4.30%, 09/09/32(a)		700	660,152
Series 2017-H1, Class D, 2.55%, 06/15/50		753	589,062
Series 2018-MP, Class E, 4.28%, 07/11/40(a)		750	600,490
Series 2019-H7, Class D, 3.00%, 07/15/52		750	621,130
Series 2019-NUGS, Class E, (1 mo. LIBOR US + 2.24%), 3.74%, 12/15/36(a)		800	754,293
UBS-Barclays Commercial Mortgage Trust, Series 2012- C3, Class D, 5.03%, 08/10/49(a)(b)		270	275,884
US 2018-USDC, Series 2018-USDC, Class E, 4.49%, 05/13/38(a)(b)		350	292,627
Wells Fargo Commercial Mortgage Trust(a)
Series 2015-C28, Class D, 4.09%, 05/15/48		325	312,876
Series 2020-SDAL, Class E, (1 mo. LIBOR US + 2.74%), 2.90%, 02/15/37(b)		150	135,273

			14,433,867

Total Non-Agency Mortgage-Backed Securities — 14.0% (Cost: $21,486,800)			19,929,832

Preferred Securities

Capital Trusts — 8.1%(a)

Automobiles — 0.3%
Volkswagen International Finance NV, 3.88%(i)	EUR	300	393,469

Banks — 3.9%
ABN AMRO Bank NV, 4.75%(i)		400	523,257
AIB Group PLC, 6.25%(i)		400	539,969
Banco Bilbao Vizcaya Argentaria SA, Series 9, 6.50%(i)	USD	200	213,124
Banco Mercantil del Norte SA, 6.75%(b)(f)(i)		300	324,000
Bank of East Asia Ltd., 5.88%(i)		250	264,531
Bankia SA, 6.38%(i)	EUR	200	261,739
BAWAG Group AG, 5.00%(i)		200	249,156
BBVA Bancomer SA/Texas, 5.13%, 01/18/33(f)	USD	250	270,000
Burgan Bank SAK, 5.75%(i)		200	205,875

Security		Par (000)	Value

Banks (continued)
Cooperatieve Rabobank UA(i)
4.63%	EUR	200	$266,320
4.38%		400	539,852
Erste Group Bank AG, 5.13%(i)		400	523,477
ING Groep NV, 6.75%(f)(i)	USD	400	436,000
Intesa Sanpaolo SpA, 7.75%(i)	EUR	200	292,280
KBC Group NV, 4.25%(i)		400	511,265
Rizal Commercial Banking Corp., 6.50%(i)	USD	200	202,062

			5,622,907

Diversified Financial Services(i) — 2.9%
Banco Santander SA, 6.75%	EUR	400	515,781
BNP Paribas SA(f)
6.63%	USD	200	218,250
7.38%		200	231,374
Credit Agricole SA, 6.88%(f)		300	332,811
Credit Suisse Group AG(b)(f)
6.38%		350	389,812
7.50%		300	327,000
HSBC Holdings PLC, 6.25%(f)		450	471,375
Societe Generale SA
7.38%(f)		300	323,625
5.38%		250	265,093
UBS Group AG, 7.00%(f)		450	511,312
UniCredit SpA, 6.63%	EUR	400	513,093

			4,099,526

Diversified Telecommunication Services(i) — 0.4%
Telefonica Europe BV
4.38%		200	265,097
3.88%		200	263,266

			528,363

Insurance — 0.1%
Allianz SE, 3.50%(b)(i)	USD	200	203,750

Oil, Gas & Consumable Fuels — 0.1%
BP Capital Markets PLC, 3.25%(i)	EUR	100	130,106

Real Estate Management & Development — 0.1%
ATF Netherlands BV, 3.75%(i)		100	126,899

Utilities(i) — 0.3%
Electricite de France SA
5.38%		100	140,032
3.38%		200	265,953

			405,985

Total Capital Trusts — 8.1%			11,511,005

Total Preferred Securities — 8.1% (Cost: $10,504,114)			11,511,005

44	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

U.S. Government Sponsored Agency Securities

Commercial Mortgage-Backed Securities(a)(b) — 1.1%
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.59%, 10/25/27	USD	500	$525,630
Series 2019-K99, Class C, 3.65%, 10/25/52		1,000	1,031,527

			1,557,157

Total U.S. Government Sponsored Agency Securities —1.1% (Cost: $1,476,164)			1,557,157

		Shares

Warrants

Oil, Gas & Consumable Fuels — 0.0%
SM Energy Co. (Expires 06/30/23)(e)		428	2,615

Total Warrants — 0.0% (Cost: $1,840)			2,615

Total Long-Term Investments — 131.3% (Cost: $184,221,895)			186,646,458

Short-Term Securities

Money Market Funds — 1.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(m)(n)		2,613,036	2,613,036

Total Short-Term Securities — 1.9% (Cost: $2,613,036)			2,613,036

Options Purchased — 0.0% (Cost: $266,409)			75,626

Total Investments Before Options Written — 133.2% (Cost: $187,101,340)			189,335,120

Options Written — (0.0)% (Premiums Received: $(65,426))			(19,345)

Total Investments, Net of Options Written — 133.2% (Cost: $187,035,914)			189,315,775
Liabilities in Excess of Other Assets — (33.2)%			(47,159,637)

Net Assets — 100.0%			$142,156,138

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Amount is less than 500.
(e)	Non-income producing security.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Perpetual security with no stated maturity date.
(j)	Zero-coupon bond.
(k)	Convertible security.
(l)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(m)	Affiliate of the Trust.
(n)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$1,440,464	$1,172,572	(a)	$—	$—	$—	$2,613,036	2,613,036	$11,355	$—
iShares iBoxx $ High Yield Corporate Bond ETF	6,969,684	6,445,804		(9,851,963)	(825,258)	77,595	2,815,862	32,255	164,555	—

					$(825,258)	$77,595	$5,428,898		$175,910	$—

(a)	Represents net amount purchased (sold).

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
Barclays Capital, Inc.	1.25	%(b)	01/22/20	Open	$115,876	$117,479	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	01/22/20	Open	186,300	188,877	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	01/22/20	Open	179,450	181,932	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	01/22/20	Open	164,014	166,283	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.50	(b)	02/07/20	Open	185,250	186,346	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	1.10	(b)	02/13/20	Open	295,500	298,785	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	1.00	(b)	02/19/20	Open	185,250	187,092	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	02/19/20	Open	22,063	22,330	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	02/19/20	Open	17,338	17,548	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	02/19/20	Open	23,205	23,487	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	02/19/20	Open	37,065	37,515	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	02/19/20	Open	23,270	23,553	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	02/19/20	Open	74,711	75,619	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	02/19/20	Open	33,725	34,135	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	02/19/20	Open	23,953	24,243	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	02/19/20	Open	44,700	45,243	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	02/19/20	Open	32,003	32,391	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	02/19/20	Open	28,481	28,827	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	02/19/20	Open	33,115	33,517	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	02/19/20	Open	42,806	43,326	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	02/19/20	Open	23,855	24,145	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	02/19/20	Open	32,400	32,794	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	03/04/20	Open	149,500	150,495	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	(b)	03/04/20	Open	150,956	152,404	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	03/04/20	Open	160,250	161,988	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.35	(b)	03/04/20	Open	177,500	179,574	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	(b)	03/16/20	Open	12,513	12,626	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	(b)	03/16/20	Open	13,360	13,482	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	(b)	03/16/20	Open	13,600	13,724	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	(b)	03/16/20	Open	4,905	4,950	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	(b)	03/16/20	Open	10,290	10,384	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	(b)	03/16/20	Open	11,830	11,938	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	(b)	03/16/20	Open	14,004	14,131	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	(b)	03/16/20	Open	12,740	12,856	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	03/16/20	Open	13,600	13,737	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	03/16/20	Open	13,855	13,995	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.50	(b)	03/16/20	Open	15,323	15,508	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.55	(b)	03/18/20	Open	175,431	177,606	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.00	(b)	03/26/20	Open	142,250	143,356	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	04/15/20	Open	188,500	189,181	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	(b)	04/15/20	Open	494,017	497,585	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	(b)	04/15/20	Open	219,000	220,582	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	(b)	04/15/20	Open	484,487	487,987	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	1.10	(b)	04/15/20	Open	166,500	167,823	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.15	(b)	04/15/20	Open	169,982	171,394	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	1.15	(b)	04/15/20	Open	171,750	173,176	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.15	(b)	04/15/20	Open	202,716	204,400	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	(b)	04/15/20	Open	155,000	156,343	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	04/15/20	Open	427,700	431,561	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	1.25	(b)	04/15/20	Open	599,375	604,772	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	04/15/20	Open	303,000	305,735	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	04/15/20	Open	241,495	243,675	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	04/15/20	Open	332,500	335,502	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.50	(b)	04/15/20	Open	190,000	192,058	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	05/08/20	Open	56,919	57,389	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	(b)	05/08/20	Open	38,829	39,178	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	05/12/20	Open	130,750	131,803	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.25	(b)	05/29/20	Open	196,591	198,073	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.15	(b)	07/07/20	Open	330,500	332,369	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	(b)	07/08/20	Open	23,037	23,151	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	(b)	07/15/20	Open	244,145	245,463	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open	18,254	18,321	Corporate Bonds	Open/Demand

46	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
Barclays Capital, Inc.	0.85	%(b)	07/29/20	Open	$14,893	$14,947	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open	14,788	14,842	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open	17,510	17,574	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open	14,420	14,473	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open	12,513	12,558	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open	17,240	17,303	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open	14,630	14,684	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open	17,680	17,745	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open	12,225	12,270	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open	18,743	18,811	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open	10,288	10,325	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open	18,120	18,186	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open	18,551	18,619	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open	17,280	17,343	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open	16,088	16,146	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open	12,390	12,435	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open	19,805	19,877	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open	21,144	21,221	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open	14,613	14,666	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open	10,388	10,426	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	07/29/20	Open	202,162	203,250	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	08/20/20	Open	167,202	167,731	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	(b)	08/24/20	Open	201,250	202,007	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.49	(b)	09/10/20	Open	218,250	218,583	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	0.49	(b)	09/10/20	Open	226,000	226,345	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/10/20	Open	161,000	161,341	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.85	(b)	09/10/20	Open	386,500	387,522	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.85	(b)	09/10/20	Open	140,940	141,313	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.85	(b)	09/10/20	Open	329,062	329,933	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	0.85	(b)	09/10/20	Open	491,822	493,123	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	0.85	(b)	09/10/20	Open	250,254	250,916	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.55	(b)	09/14/20	Open	213,467	213,820	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.75	(b)	09/14/20	Open	267,810	268,413	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	09/14/20	Open	162,250	162,664	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	(b)	09/16/20	Open	16,695	16,747	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/21/20	Open	449,257	450,266	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/21/20	Open	645,701	647,150	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/21/20	Open	378,687	379,537	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/21/20	Open	586,575	587,892	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/21/20	Open	537,561	538,768	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/21/20	Open	273,135	273,748	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/21/20	Open	534,465	535,665	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	389,361	390,290	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	608,944	610,396	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	301,070	301,788	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	219,200	219,723	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	459,174	460,269	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	187,590	188,037	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	178,920	179,347	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	330,645	331,433	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	302,256	302,977	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	267,600	268,238	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	234,574	235,133	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	315,400	316,152	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	418,380	419,378	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	242,122	242,700	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	361,860	362,723	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	156,250	156,623	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	252,000	252,601	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	534,544	535,818	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	379,687	380,593	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/23/20	Open	537,560	538,743	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
Barclays Capital, Inc.	0.80	%(b)	09/23/20	Open	$282,187	$282,808	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/23/20	Open	240,375	240,904	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/23/20	Open	397,440	398,314	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/23/20	Open	821,457	823,265	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/23/20	Open	277,300	277,910	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/23/20	Open	528,626	529,789	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/23/20	Open	472,820	473,860	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/24/20	Open	387,712	388,406	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/24/20	Open	486,181	487,050	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/24/20	Open	380,531	381,243	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	09/25/20	Open	376,875	377,372	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.70	(b)	09/25/20	Open	371,378	372,064	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	09/25/20	Open	540,000	541,069	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/25/20	Open	238,875	239,379	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/25/20	Open	681,562	683,001	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/25/20	Open	507,150	508,221	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/25/20	Open	240,375	240,882	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.85	(b)	09/25/20	Open	377,000	377,846	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	09/25/20	Open	359,500	360,306	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	(b)	09/25/20	Open	306,000	306,807	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	(b)	09/25/20	Open	355,000	355,937	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.48	(b)	09/25/20	Open	628,789	629,586	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/25/20	Open	190,000	190,326	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/25/20	Open	68,580	68,698	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/25/20	Open	557,992	558,950	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/25/20	Open	65,275	65,387	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/25/20	Open	529,982	530,933	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/25/20	Open	520,922	521,857	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	09/25/20	Open	128,668	128,922	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	09/25/20	Open	38,588	38,664	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/25/20	Open	213,995	214,475	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	09/28/20	Open	185,500	185,742	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	09/28/20	Open	206,920	207,190	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	09/28/20	Open	219,375	219,661	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.65	(b)	09/28/20	Open	244,595	245,010	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.65	(b)	09/28/20	Open	297,440	297,945	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.65	(b)	09/28/20	Open	220,816	221,191	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.65	(b)	09/28/20	Open	219,357	219,730	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	09/28/20	Open	310,169	310,776	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/28/20	Open	413,437	414,301	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/28/20	Open	147,190	147,497	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/28/20	Open	178,500	178,873	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/28/20	Open	319,500	320,167	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	09/28/20	Open	105,820	105,944	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	09/28/20	Open	199,755	199,990	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	09/28/20	Open	216,630	216,885	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	09/28/20	Open	480,937	481,503	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	09/28/20	Open	209,500	209,746	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open	151,743	152,000	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open	91,328	91,482	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open	20,758	20,793	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open	19,399	19,432	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open	26,118	26,162	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open	250,040	250,464	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open	93,585	93,744	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open	701,250	702,440	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open	190,350	190,673	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open	98,600	98,767	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open	19,740	19,773	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open	240,300	240,708	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open	202,920	203,264	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open	21,275	21,311	Corporate Bonds	Open/Demand

48	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
BNP Paribas S.A.	0.65	%(b)	09/28/20	Open	$28,275	$28,323	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open	23,040	23,079	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open	32,944	33,000	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open	27,586	27,633	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open	26,780	26,825	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open	28,770	28,819	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open	20,186	20,220	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open	33,721	33,778	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open	41,635	41,706	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open	51,165	51,252	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open	34,213	34,271	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open	18,150	18,181	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open	21,361	21,397	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open	26,130	26,174	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open	35,846	35,907	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/28/20	Open	198,743	199,095	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	09/28/20	Open	173,500	173,817	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	09/28/20	Open	169,500	169,810	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	09/28/20	Open	141,250	141,508	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	09/28/20	Open	167,000	167,305	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	09/28/20	Open	130,853	131,092	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	09/28/20	Open	148,086	148,357	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	09/28/20	Open	139,500	139,755	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	09/28/20	Open	149,360	149,652	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.80	(b)	09/28/20	Open	19,125	19,165	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/30/20	Open	127,706	127,918	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	09/30/20	Open	151,164	151,454	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	10/05/20	Open	16,459	16,485	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04	(b)	10/29/20	Open	396,602	397,324	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.45	(b)	10/30/20	Open	227,672	227,843	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.60	(b)	10/30/20	Open	173,750	173,924	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	10/30/20	Open	132,720	132,864	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	10/30/20	Open	286,362	286,673	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	10/30/20	Open	182,750	182,948	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	10/30/20	Open	216,562	216,797	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	10/30/20	Open	136,530	136,689	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	10/30/20	Open	283,620	283,951	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	10/30/20	Open	176,188	176,320	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	10/30/20	Open	180,838	180,973	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	10/30/20	Open	286,020	286,235	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	10/30/20	Open	1,504,841	1,505,970	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	10/30/20	Open	137,124	137,226	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	10/30/20	Open	200,864	201,014	Capital Trusts	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	10/30/20	Open	198,600	198,749	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	10/30/20	Open	184,500	184,638	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	11/02/20	Open	216,395	216,626	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	11/02/20	Open	188,586	188,787	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	11/02/20	Open	211,313	211,538	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	11/02/20	Open	173,000	173,184	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	11/02/20	Open	186,750	186,949	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	11/04/20	Open	157,250	157,437	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	11/30/20	Open	185,000	185,119	Corporate Bonds	Open/Demand

					$48,391,642	$48,543,040

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year U.S. Ultra Note	30	03/22/21	$4,691	$(11,587)
U.S. Ultra Bond	34	03/22/21	7,261	(42,701)

				(54,288)

Short Contracts
10-Year U.S. Treasury Note	6	03/22/21	828	(383)
Long U.S. Treasury Bond	1	03/22/21	173	(897)
2-Year US Treasury Notes	8	03/31/21	1,768	(1,788)
5-Year U.S. Treasury Note	47	03/31/21	5,930	(13,313)

				(16,381)

				$(70,669)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,251,382	EUR	2,655,000	UBS AG	02/03/21	$5,631

EUR	2,655,000	USD	3,249,189	UBS AG	01/06/21	(5,613)
USD	3,374,649	EUR	2,830,500	BNP Paribas S.A.	01/06/21	(83,332)
USD	3,389,796	EUR	2,830,500	UBS AG	01/06/21	(68,186)
USD	4,127,493	AUD	5,472,500	Morgan Stanley & Co. International PLC	03/17/21	(94,048)
USD	117,537	CAD	150,000	Morgan Stanley & Co. International PLC	03/17/21	(328)
USD	3,511,091	EUR	2,891,000	Deutsche Bank AG	03/17/21	(26,442)
USD	5,757,363	EUR	4,811,234	Deutsche Bank AG	03/17/21	(129,837)
USD	930,324	GBP	697,000	Morgan Stanley & Co. International PLC	03/17/21	(23,252)

						(431,038)

						$(425,407)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
U.S. Treasury Ultra Bond	11	02/19/21	USD	175.00	USD	2	$15,469

Put
iShares iBoxx $ High Yield Corporate Bond ETF	2,750	01/15/21	USD	84.00	USD	24,007	26,125

							$41,594

OTC Options Purchased

Description	Counterparty	Expiration Date	Exercise Price	Notional Amount (000)	Value
Put
USD Currency	Bank of America N.A.	01/20/21	JPY 101.00	USD 11,400	$11,400

50	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2)

OTC Interest Rate Swaptions Purchased

	Paid by the Trust		Received by the Trust			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Call
30-Year Interest Rate Swap, 01/21/51	3-Month LIBOR, 0.24%	Quarterly	1.16%	Semi-Annual	Morgan Stanley & Co. International PLC	01/19/21	1.16%	USD	2,490	$2,789
30-Year Interest Rate Swap, 02/20/51	3-Month LIBOR, 0.24%	Quarterly	1.27%	Semi-Annual	Morgan Stanley & Co. International PLC	02/18/21	1.27	USD	1,645	19,843

										$22,632

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price	Notional Amount (000)	Value
Put
iShares iBoxx $ High Yield Corporate Bond ETF	2,750	01/15/21	USD 81.00	USD 24,007	$(13,750)

OTC Interest Rate Swaptions Written

	Paid by the Trust		Received by the Trust			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)	Value
Call
			3-Month		Morgan Stanley & Co.
30-Year Interest Rate Swap, 02/20/51	1.07%	Semi-Annual	LIBOR, 0.24%	Quarterly	International PLC	02/18/21	1.07%	USD 1,645	$(5,595)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.33.V1	5.00%	Quarterly	12/20/24	CCC-	USD	6,453	$607,931	$(446,521)	$1,054,452
CDX.NA.HY.34.V9	5.00	Quarterly	06/20/25	CCC+	USD	5,336	504,938	(12,560)	517,498

							$1,112,869	$(459,081)	$1,571,950

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Sell Protection

Reference Obligation/ Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9	3.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD 5,000	$(590,510)	$(7,924)	$(582,586)
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD 5,000	(590,509)	(20,307)	(570,202)

							$(1,181,019)	$(28,231)	$(1,152,788)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$—	$(459,081)	$1,571,950	$—	$—
OTC Swaps	—	(28,231)	—	(1,152,788)	—
Options Written	—	—	46,081	—	(19,345)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$5,631	$—	$—	$5,631
Options purchased
Investments at value — unaffiliated(a)	—	—	26,125	11,400	38,101	—	75,626
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(b)	—	1,571,950	—	—	—	—	1,571,950

	$—	$1,571,950	$26,125	$17,031	$38,101	$—	$1,653,207

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(b)	$—	$—	$—	$—	$70,669	$—	$70,669
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	431,038	—	—	431,038
Options written
Options written at value	—	—	13,750	—	5,595	—	19,345
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	1,181,019	—	—	—	—	1,181,019

	$—	$1,181,019	$13,750	$431,038	$76,264	$—	$1,702,071

(a)	Includes options purchased at value as reported in the Schedule of Investments.
(b)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$(340,049)	$—	$(340,049)
Forward foreign currency exchange contracts	—	—	—	(1,315,991)	—	—	(1,315,991)
Options purchased(a)	—	—	(313,844)	(15,836)	—	—	(329,680)
Options written	—	—	75,510	(3,773)	—	—	71,737
Swaps	—	(911,574)	—	—	—	—	(911,574)

	$—	$(911,574)	$(238,334)	$(1,335,600)	$(340,049)	$—	$(2,825,557)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(110,615)	$—	$(110,615)
Forward foreign currency exchange contracts	—	—	—	104,531	—	—	104,531
Options purchased(b)	—	—	7,362	(42,636)	(58,124)	—	(93,398)

52	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Options written	$—	$—	$3,523	$—	$16,480	$—	$20,003
Swaps	—	73,266	—	—	—	—	73,266

	$—	$73,266	$10,885	$61,895	$(152,259)	$—	$(6,213)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$10,474,441
Average notional value of contracts — short	$9,585,051
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$36,330,535
Average amounts sold — in USD	$16,830,803
Options
Average value of option contracts purchased	$44,392
Average value of option contracts written	$5,884
Average notional value of swaption contracts purchased	$1,033,750
Average notional value of swaption contracts written	$411,250
Credit default swaps
Average notional value — sell protection	$19,841,750

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$32,063		$3,396
Forward foreign currency exchange contracts	5,631		431,038
Options	75,626	(a)	19,345
Swaps — centrally cleared	17,948		—
Swaps — OTC(b)	—		1,181,019

Total derivative assets and liabilities in the Statements of Assets and Liabilities	131,268		1,634,798

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(91,605)		(17,146)

Total derivative assets and liabilities subject to an MNA	$39,663		$1,617,652

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)
Bank of America N.A.	$11,400	$—	$—	$—	$11,400
Morgan Stanley & Co. International PLC	22,632	(22,632)	—	—	—
UBS AG	5,631	(5,631)	—	—	—

	$39,663	$(28,263)	$—	$—	$11,400

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged (c)	Net Amount of Derivative Liabilities	(d)
BNP Paribas S.A.	$83,332	$—	$—	$—	$83,332
Deutsche Bank AG	156,279	—	—	—	156,279
Morgan Stanley & Co. International PLC	1,304,242	(22,632)	—	(1,281,610)	—
UBS AG	73,799	(5,631)	—	—	68,168

	$1,617,652	$(28,263)	$—	$(1,281,610)	$307,779

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$40,645,513	$357,078	$41,002,591
Common Stocks
Equity Real Estate Investment Trusts (REITs)	22,980	—	—	22,980
Hotels, Restaurants & Leisure	211,670	—	—	211,670
Oil & Gas Exploration & Production	—	177,086	—	177,086
Oil, Gas & Consumable Fuels	373,689	—	—	373,689
Corporate Bonds
Aerospace & Defense	—	1,059,950	—	1,059,950
Air Freight & Logistics	—	18,063	—	18,063
Airlines	—	3,180,243	102,685	3,282,928
Auto Components	—	536,034	—	536,034
Automobiles	—	643,954	—	643,954
Banks	—	1,536,751	—	1,536,751
Beverages	—	1,345,038	—	1,345,038
Building Materials	—	404,141	—	404,141
Capital Markets	—	455,856	—	455,856
Chemicals	—	2,227,791	—	2,227,791
Commercial Services & Supplies	—	801,528	—	801,528
Construction & Engineering	—	120,638	—	120,638
Construction Materials	—	469,309	—	469,309
Consumer Finance	—	988,313	—	988,313
Containers & Packaging	—	534,000	—	534,000
Diversified Financial Services	—	1,648,117	—	1,648,117
Diversified Telecommunication Services	—	994,213	—	994,213
Electric Utilities	—	2,454,273	—	2,454,273
Energy Equipment & Services	—	424,860	—	424,860
Environmental, Maintenance, & Security Service	—	9,390	—	9,390
Equity Real Estate Investment Trusts (REITs)	—	986,760	—	986,760
Food & Staples Retailing	—	1,303,801	—	1,303,801
Food Products	—	871,788	—	871,788
Health Care Providers & Services	—	3,009,493	—	3,009,493
Health Care Technology	—	134,005	—	134,005
Hotels, Restaurants & Leisure	—	5,570,979	—	5,570,979
Household Durables	—	6,307,519	—	6,307,519
Household Products	—	40,980	—	40,980
Independent Power and Renewable Electricity Producers	—	1,970,515	—	1,970,515

54	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Corporate Bonds (continued)
Insurance	$—	$964,822	$—	$964,822
Interactive Media & Services	—	286,398	—	286,398
Internet Software & Services	—	223,706	—	223,706
Machinery	—	1,129,578	—	1,129,578
Media	—	3,802,942	—	3,802,942
Metals & Mining	—	2,644,579	—	2,644,579
Oil & Gas Exploration & Production	—	159	—	159
Oil, Gas & Consumable Fuels	—	8,063,998	433,600	8,497,598
Pharmaceuticals	—	737,621	—	737,621
Real Estate Management & Development	200,320	10,248,221	—	10,448,541
Road & Rail	—	139,268	—	139,268
Software	—	128,977	—	128,977
Textiles, Apparel & Luxury Goods	—	53,675	—	53,675
Thrifts & Mortgage Finance	—	377,396	—	377,396
Transportation Infrastructure	—	658,381	—	658,381
Utilities	—	2,424,258	—	2,424,258
Wireless Telecommunication Services	—	2,250,340	—	2,250,340
Floating Rate Loan Interests	—	11,771,046	14,790,968	26,562,014
Foreign Agency Obligations	—	7,560,731	—	7,560,731
Investment Companies	2,815,862	—	—	2,815,862
Non-Agency Mortgage-Backed Securities	—	18,084,855	1,844,977	19,929,832
Preferred Securities
Capital Trusts	—	11,511,005	—	11,511,005
U.S. Government Sponsored Agency Securities	—	1,557,157	—	1,557,157
Warrants	—	2,615	—	2,615
Short-Term Securities
Money Market Funds	2,613,036	—	—	2,613,036
Options Purchased
Equity Contracts	26,125	—	—	26,125
Foreign Currency Exchange Contracts	—	11,400	—	11,400
Interest Rate Contracts	15,469	22,632	—	38,101
Unfunded Floating Rate Loan Interests	—	—	—	—

	$6,279,151	$165,526,661	$17,529,308	$189,335,120

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$1,571,950	$—	$1,571,950
Foreign Currency Exchange Contracts	—	5,631	—	5,631
Liabilities
Credit Contracts	—	(1,152,788)	—	(1,152,788)
Equity Contracts	(13,750)	—	—	(13,750)
Foreign Currency Exchange Contracts	—	(431,038)	—	(431,038)
Interest Rate Contracts	(70,669)	(5,595)	—	(76,264)

	$(84,419)	$(11,840)	$—	$(96,259)

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $48,543,040 are categorized as Level 2 within the disclosure hierarchy.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Total
Assets
Opening balance, as of December 31, 2019	$2,664,197	$128,960	$8,848,255	$2,357,381	$13,998,793
Transfers into Level 3(a)	300,000	—	32,080	—	332,080
Transfers out of Level 3(b)	(2,417,334)	—	(583,884)	—	(3,001,218)
Accrued discounts/premiums	—	—	3,391	264,615	268,006
Net realized gain (loss)	—	—	(6,428)	28,036	21,608

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) December 31, 2020	BlackRock Multi-Sector Opportunities Trust II (MSO2)

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Total
Net change in unrealized appreciation (depreciation)(c)(d)	$(156,542)	$(115,475)	$460,783	$(723,190)	$(534,424)
Purchases	—	542,000	8,148,056	—	8,690,056
Sales	(33,243)	(19,200)	(2,111,285)	(81,865)	(2,245,593)

Closing balance, as of December 31, 2020	$357,078	$536,285	$14,790,968	$1,844,977	$17,529,308

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2020(d)	$(156,542)	$(115,475)	$458,013	$(723,190)	$(537,194)

(a)

As of December 31, 2019, the Trust used observable inputs in determining the value of certain investments. As of December 31, 2020, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of December 31, 2019, the Trust used significant unobservable inputs in determining the value of certain investments. As of December 31, 2020, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third party pricing information in the amount of $7,880,472. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Asset-Backed Securities	$242,429	Income	Discount Rate	12%	—
Corporate Bonds	102,685	Income	Discount Rate	7%	—
Floating Rate Loan Interests(b)	9,303,722	Income	Discount Rate	9% -11%	10%

	$9,648,836

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period end December 31, 2020, the valuation technique for investments classified as Floating Rate Interests amounting to $4,197,823 changed to income approach. The investments were previously valued utilizing Transaction Price. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to financial statements.

56	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

December 31, 2020

	BlackRock Multi-Sector Opportunities Trust	BlackRock Multi-Sector Opportunities Trust II

ASSETS
Investments at value — unaffiliated(a)	$450,201,449	$183,906,222
Investments at value — affiliated(b)	11,067,432	5,428,898
Cash	446,672	—
Cash pledged:
Collateral — OTC derivatives	4,732,000	1,660,000
Futures contracts	918,000	338,000
Centrally cleared swaps	2,878,000	1,172,000
Foreign currency at value(c)	2,419,674	868,032
Receivables:
Dividends — affiliated	299	84
Interest — unaffiliated	5,489,587	2,108,300
Variation margin on futures contracts	89,750	32,063
Variation margin on centrally cleared swaps	47,194	17,948
Swap premiums paid	1,721	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	241,823	5,631
OTC swaps	117,413	—
Prepaid expenses	3,302	1,299
Other assets	327,273	—

Total assets	478,981,589	195,538,477

LIABILITIES
Bank overdraft	—	23,110
Cash received as collateral for reverse repurchase agreements	4,843,329	2,410,241
Options written at value(d)	47,150	19,345
Reverse repurchase agreements at value	106,755,761	48,543,040
Payables:
Investments purchased	773,200	393,432
Investment advisory fees	488,131	198,554
Trustees’ and Officer’s fees	963	333
Other accrued expenses	199,895	131,234
Principal payups	29,691	13,898
Distribution fees	—	33,699
Variation margin on futures contracts	14,211	3,396
Swap premiums received	3,457,848	28,231
Unrealized depreciation on:
Forward foreign currency exchange contracts	1,229,496	431,038
OTC swaps	791,411	1,152,788

Total liabilities	118,631,086	53,382,339

NET ASSETS	$360,350,503	$142,156,138

NET ASSETS CONSIST OF
Paid-in capital(e)(f)(g)	$401,479,992	$152,560,144
Accumulated loss	(41,129,489)	(10,404,006)

NET ASSETS	$360,350,503	$142,156,138

Net asset value	$87.75	$90.65

(a) Investments at cost — unaffiliated	$451,142,685	$181,875,684
(b) Investments at cost — affiliated	$10,839,161	$5,225,656
(c) Foreign currency at cost	$2,400,567	$859,992
(d) Premiums received	$158,282	$65,426
(e) Shares outstanding	4,106,474	1,568,182
(f) Shares authorized	unlimited	unlimited
(g) Par value	$0.001	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	57

Statements of Operations

Year Ended December 31, 2020

	BlackRock Multi-Sector Opportunities Trust	BlackRock Multi-Sector Opportunities Trust II

INVESTMENT INCOME
Dividends — unaffiliated	$—	$52,619
Dividends — affiliated	127,316	175,910
Interest — unaffiliated	30,883,981	10,804,271
Foreign taxes withheld	(34,421)	(15,676)

Total investment income	30,976,876	11,017,124

EXPENSES
Investment advisory	5,935,216	2,343,608
Professional	173,870	107,497
Transfer agent	97,904	12,046
Custodian	85,534	27,230
Accounting services	76,488	42,906
Trustees and Officer	22,562	9,853
Printing and postage	8,421	27,141
Distribution	—	343,977
Miscellaneous	156,893	35,202

Total expenses excluding interest expense	6,556,888	2,949,460
Interest expense	1,587,752	674,219

Total expenses	8,144,640	3,623,679
Less:
Fees waived and/or reimbursed by the Manager	(28,128)	(48,006)

Total expenses after fees waived and/or reimbursed	8,116,512	3,575,673

Net investment income	22,860,364	7,441,451

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(21,206,387)	(8,546,180)
Investments — affiliated	659,026	(825,258)
Foreign currency transactions	331,625	105,859
Forward foreign currency exchange contracts	(3,013,133)	(1,315,991)
Futures contracts	(1,047,031)	(340,049)
Options written	187,710	71,737
Swaps	(2,697,039)	(911,574)

	(26,785,229)	(11,761,456)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(9,866,263)	(1,339,981)
Investments — affiliated	228,271	77,595
Foreign currency translations	1,694	9,901
Forward foreign currency exchange contracts	436,020	104,531
Futures contracts	(427,203)	(110,615)
Options written	41,800	20,003
Swaps	(3,174,298)	73,266
Unfunded floating rate loan interests	(7,267)	(3,077)

	(12,767,246)	(1,168,377)

Net realized and unrealized loss	(39,552,475)	(12,929,833)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(16,692,111)	$(5,488,382)

See notes to financial statements.

58	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Multi-Sector Opportunities Trust		BlackRock Multi-Sector Opportunities Trust II
	Year Ended December 31,		Year Ended	Period from 04/16/19(a)
	2020	2019	12/31/20	to 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$22,860,364	$27,167,059	$7,441,451	$4,781,145
Net realized gain (loss)	(26,785,229)	1,555,955	(11,761,456)	1,027,966
Net change in unrealized appreciation (depreciation)	(12,767,246)	41,497,624	(1,168,377)	3,386,931

Net increase (decrease) in net assets resulting from operations	(16,692,111)	70,220,638	(5,488,382)	9,196,042

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income	(24,573,452)	(33,023,689)	(8,099,658)	(6,012,008)
Return of capital	(5,438,560)	(809,445)	(3,291,237)	(878,536)

Decrease in net assets resulting from distributions to shareholders	(30,012,012)	(33,833,134)	(11,390,895)	(6,890,544)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	—	—	—	154,453,459
Reinvestment of distributions	4,954,746	6,098,597	5,245,281	3,838,301
Repurchase of shares resulting from tender offers	(28,822,439)	(33,328,203)	(6,907,124)	—

Net increase (decrease) in net assets derived from capital share transactions	(23,867,693)	(27,229,606)	(1,661,843)	158,291,760

NET ASSETS
Total increase (decrease) in net assets	(70,571,816)	9,157,898	(18,541,120)	160,597,258
Beginning of period	430,922,319	421,764,421	160,697,258	100,000

End of period	$360,350,503	$430,922,319	$142,156,138	$160,697,258

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	59

Statements of Cash Flows

Year Ended December 31, 2020

	BlackRock Multi-Sector Opportunities Trust	BlackRock Multi-Sector Opportunities Trust II

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(16,692,111)	$(5,488,382)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments and principal paydowns/payups	240,246,684	89,859,907
Purchases of long-term investments	(151,747,434)	(75,110,699)
Net proceeds from sales of short-term securities	2,298,725	423,530
Amortization of premium and accretion of discount on investments and other fees	245,036	(191,772)
Premiums paid on closing options written	(17,199)	(6,552)
Premiums received from options written	291,194	116,954
Net realized loss on investments and options written	20,359,651	9,299,701
Net unrealized depreciation on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	13,247,136	2,293,717
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	20,011	2,571
Interest — unaffiliated	1,478,226	377,075
Variation margin on futures contracts	(13,659)	(10,141)
Variation margin on centrally cleared swaps	(47,194)	(17,948)
Swap premiums paid	536	—
Prepaid expenses	(17)	188
Other assets	(327,273)	—
Increase (Decrease) in Liabilities
Collateral — reverse repurchase agreements	3,059,329	2,410,241
Collateral — OTC derivatives	(10,000)	—
Payables
Interest expense	(1,122,714)	(93,586)
Investment advisory fees	(759,957)	(216,632)
Trustees’ and Officer’s fees	275	333
Other accrued expenses	(87,124)	(32,413)
Distribution fees	—	(4,124)
Variation margin on futures contracts	14,211	3,396
Variation margin on centrally cleared swaps	(11,107)	(3,118)
Swap premiums received	(133,423)	28,231

Net cash provided by operating activities	110,291,802	23,640,477

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(25,057,266)	(6,145,614)
Net payments on redemption of capital shares	(28,822,439)	(6,907,124)
Decrease in bank overdraft	—	(48,559)
Net borrowing of reverse repurchase agreements	(52,206,646)	(7,161,762)

Net cash used for financing activities	(106,086,351)	(20,263,059)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(1,582)	7,112

CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency	4,203,869	3,384,530
Restricted and unrestricted cash and foreign currency at beginning of year	7,190,477	653,502

Restricted and unrestricted cash and foreign currency at end of year	$11,394,346	$4,038,032

SUPPLEMENTAL DISCLOSURE OFCASH FLOW INFORMATION
Cash paid during the year for interest expense	$2,710,466	$767,805

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to shareholders	$4,954,746	$5,245,281

60	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows  (continued)

Year Ended December 31, 2020

	BlackRock Multi-Sector Opportunities Trust	BlackRock Multi-Sector Opportunities Trust II

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$446,672	$—
Cash pledged
Collateral — OTC derivatives	4,732,000	1,660,000
Futures contracts	918,000	338,000
Centrally cleared swaps	2,878,000	1,172,000
Foreign currency at value	2,419,674	868,032

	$11,394,346	$4,038,032

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	61

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Multi-Sector Opportunities Trust
	Year Ended December 31,		Period from 02/23/18 to 12/31/18	(a)
	2020	2019

Net asset value, beginning of period	$98.42	$90.55	$100.00

Net investment income(b)	5.41	5.99	4.29
Net realized and unrealized gain (loss)	(8.93)	9.38	(8.11)

Net increase (decrease) from investment operations	(3.52)	15.37	(3.82)

Distributions(c)
From net investment income	(5.86)	(7.32)	(4.19)
From net realized gain	—	(0.18)	(1.44)
Return of capital	(1.29)	—	—

Total distributions	(7.15)	(7.50)	(5.63)

Net asset value, end of period	$87.75	$98.42	$90.55

Total Return(d)
Based on net asset value	(2.50)%	17.35%	(3.95	)%(e)(f)

Ratios to Average Net Assets(g)
Total expenses	2.29%	2.67%	1.78	%(h)(i)

Total expenses after fees waived and/or reimbursed	2.28%	2.67%	1.77	%(h)

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost	1.83%	1.75%	1.50	%(h)

Net investment income	6.42%	6.20%	5.23	%(h)

Supplemental Data
Net assets, end of period (000)	$360,351	$430,922	$421,764

Borrowings outstanding, end of period (000)	$106,756	$160,085	$117,177

Portfolio turnover rate	31%	47%	57%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions. No secondary market for the Trust’s common shares exists.
(e)	Aggregate total return.
(f)	Includes proceeds received from a settlement of litigation, which had no impact on the Trust’s total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,		Period from 02/23/18(a) to 12/31/18
	2020	2019
Investments in underlying funds	0.01%	—%	0.04%

(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the expense ratio would have been 1.78%.

See notes to financial statements.

62	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights   (continued)

(For a share outstanding throughout each period)

	BlackRock Multi-Sector Opportunities Trust II
	Year Ended December 31, 2020	Period from 04/16/19 to 12/31/19	(a)

Net asset value, beginning of period	$101.48	$100.00

Net investment income(b)	4.68	3.07
Net realized and unrealized gain (loss)	(8.31)	2.84

Net increase (decrease) from investment operations	(3.63)	5.91

Distributions(c)
From net investment income	(5.13)	(3.69)
From net realized gain	—	(0.18)
Return of capital	(2.07)	(0.56)

Total distributions	(7.20)	(4.43)

Net asset value, end of period	$90.65	$101.48

Total Return(d)
Based on net asset value	(2.45)%	5.99	%(e)

Ratios to Average Net Assets(f)
Total expenses	2.63%	2.07	%(g)(h)

Total expenses after fees waived and/or reimbursed	2.60%	2.04	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost	2.11%	1.77	%(g)

Net investment income	5.41%	4.30	%(g)

Supplemental Data
Net assets, end of period (000)	$142,156	$160,697

Borrowings outstanding, end of period (000)	$48,543	$55,798

Portfolio turnover rate	39%	29%

(a)	Commencement of operations.
(b)	Based on average Common Shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions. No secondary market for the Trust’s common shares exists.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31, 2020	Period from 04/16/19 to 12/31/19	(a)
Investments in underlying funds	0.03%	0.05%

(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the expense ratio would have been 2.09%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Notes to Financial Statements

1.     ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Multi-Sector Opportunities Trust	MSO	Delaware	Non-diversified
BlackRock Multi-Sector Opportunities Trust II	MSO2	Delaware	Non-diversified

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: Certain Trusts may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Trust invests. These foreign taxes, if any, are paid by each Trust and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2020, if any, are disclosed in the Statements of Assets and Liabilities.

Segregation and Collateralization: In cases where a Trust enters into (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

64	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.    INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trusts’ net assets. Each business day, the Trusts use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trusts’ net assets. Each business day, the Trusts use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will

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Notes to Financial Statements  (continued)

be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

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Notes to Financial Statements  (continued)

4.    SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior

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Notes to Financial Statements  (continued)

debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain Trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Trusts had the following unfunded floating rate loan interests:

Trust Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
MSO	Opendoor GP II LLC	$10,666,667	$10,666,667	$10,666,667	$—
MSO2	Opendoor GP II LLC	4,000,000	4,000,000	4,000,000	—

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

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Notes to Financial Statements  (continued)

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

Trust Name	Average Amount Outstanding	Daily Weighted Average Interest Rate
MSO	$118,326,176	1.34%
MSO2	49,849,901	1.35

As of period end, the following table is a summary of each Trust’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Trust Name/Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged/Received	(a)	Net Amount
MSO
Barclays Capital, Inc.	$(40,451,557)	$40,451,557		$—		$—
BNP Paribas S.A.	(40,422,030)	40,422,030		—		—
Credit Suisse Securities (USA) LLC	(9,088,836)	9,088,836		—		—
RBC Capital Markets LLC	(16,793,338)	16,793,338		—		—

	$(106,755,761)	$106,755,761		$—		$—

(a)

Net collateral, including accrued interest, with a value of $129,265,466 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

Trust Name/Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged/Received	(a)	Net Amount
MSO2
Barclays Capital, Inc.	$(23,965,615)	$23,965,615		$—		$—
BNP Paribas S.A.	(14,753,936)	14,753,936		—		—
Credit Suisse Securities (USA) LLC	(3,057,471)	3,057,471		—		—
RBC Capital Markets LLC	(6,766,018)	6,766,018		—		—

	$(48,543,040)	$48,543,040		$—		$—

(a)

Net collateral, including accrued interest, with a value of $58,803,955 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.    DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the

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Notes to Financial Statements  (continued)

difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s)reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Trust.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Trusts purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•	Barrier options – Certain Trusts may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Trusts may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

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In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Trusts’ counterparty on the swap. Each Trust is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from the counterparties are not fully collateralized, each Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust pays the Manager a monthly fee at an annual rate equal to 1.25% of the average daily value of each Trust’s managed assets. For purposes of calculating these fees, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

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With respect to each Trust, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BRS for services they provide for that portion of each Trust for which BIL and BRS, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.

Service and Distribution Fees: MSO2 entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Agreement, MSO2 pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the month-end net assets of the common shares of MSO2.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Trusts. The ongoing service fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

Expense Waivers:

With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2020, the amounts waived were as follows:

Trust Name	Amounts Waived
MSO	$7,372
MSO2	4,256

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2022. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trust’s Independent Trustees. For the year ended December 31, 2020, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Trust Name	Amounts Waived
MSO	$20,756
MSO2	43,750

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Trust Name	Purchases	Sales	Net Realized Gain (Loss)
MSO	$103,549	$1,106,466	$(154,774)
MSO2	50,935	—	—

7.	PURCHASES AND SALES

For the year ended December 31, 2020, purchases and sales of investments, excluding short-term investments, were as follows:

Trust Name	Purchases	Sales
MSO	$146,442,676	$238,547,083
MSO2	71,207,806	87,637,080

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of December 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

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The tax character of distributions paid was as follows:

	Periods	MSO	MSO2

Ordinary income	12/31/20	$24,573,452	$8,099,658
	12/31/19	33,023,689	5,953,342
Long-term capital gains	12/31/20	—	—
	12/31/19	—	58,666
Return of capital	12/31/20	5,438,560	3,291,237
	12/31/19	809,445	878,536

Total	12/31/20	$30,012,012	$11,390,895

	12/31/19	$33,833,134	$6,890,544

As of period end, the tax components of accumulated earnings (loss) were as follows:

	MSO	MSO2

Non-expiring capital loss carryforwards(a)	$(38,444,879)	$(11,639,669)
Net unrealized gains (losses)(b)	(2,227,897)	1,502,213
Qualified late-year losses(c)	(456,713)	(266,550)

	$(41,129,489)	$(10,404,006)

(a)	Amounts available to offset future realized capital gains.
(b)

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the accounting for swap agreements, dividends recognized for tax purposes, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the accrual of income on securities in default, the classification of investments, and amortization methods for premiums on fixed income securities.

(c)	The Trust has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

	MSO	MSO2

Tax cost	$462,273,862	$187,289,170

Gross unrealized appreciation	$23,298,724	$10,342,777
Gross unrealized depreciation	(22,829,009)	(7,865,165)

Net unrealized appreciation (depreciation)	$469,715	$2,477,612

9.	BANK BORROWINGS

Each Trust is a party to an existing 364-day, $2.25 billion credit agreement with a group of lenders, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”). Under this agreement, the Trusts may borrow to fund shareholder tender offers. Excluding commitments designated for certain individual funds, the Participating Funds, including the Trusts, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. During the year ended December 31, 2020, the Trusts did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

MSO will terminate at the close of business on February 22, 2024; however, the Board may also, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 22, 2025. MSO2 will terminate at the close of business on February 28, 2025. Each Trust is not a target term fund and thus does not seek to return its initial public offering price of $100 per common share upon termination. The final distribution of net assets upon termination may be more than, equal to or less than $100 per common share. Because each Trust does not list its common shares on any securities exchange, an investment in the Trust, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

The Trusts may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trusts may not be able to readily dispose of such investments at prices that approximate those at which the Trusts could sell such

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investments if they were more widely traded and, as a result of such illiquidity, the Trusts may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet their obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting each Trust’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within certain Trust’s portfolio are disclosed in its Schedule of Investments.

Certain Trusts invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Trust concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in

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economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedules of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

With respect to MSO, for the year ended December 31, 2020, common shares issued and outstanding had a net decrease of 271,989 as a result of 62,695 shares issued from dividend reinvestment and 334,684 shares repurchased in tender offers. For the year ended December 31, 2019, common shares issued and outstanding decreased by 279,445 as a result of 342,360 shares repurchased in tender offers and net of 62,915 shares issued from dividend reinvestment.

With respect to MSO2, for the year ended December 31, 2020, common shares issued and outstanding had a net decrease of 15,345 as a result of 65,035 shares shares issued from dividend reinvestment and 80,380 shares repurchased in tender offers. For the period ended December 31, 2019, common shares issued and outstanding increased by 1,582,527 as a result of 1,544,535 shares issued from initial public offering and 37,992 shares issued from dividend reinvestment.

Each Trust intends, but is not obligated, to conduct quarterly tender offers for up to 2.5% of the common shares then outstanding in the sole discretion of its Board until it adopts a plan of liquidation. In a tender offer, each Trust repurchases outstanding common shares at its net asset value on the valuation date for the tender offer. In any given year, the Advisor may or may not recommend to the Board that a Trust conduct tender offers. Accordingly, there may be years in which no tender offer is made. Therefore, common shares will not be redeemable at an investor’s option nor will they be exchangeable for shares of any other trust.

With respect to MSO, tender offers for the year ended December 31, 2020 were as follows:

Commencement Date(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares
January 2, 2020	February 3, 2020	105,714	2.4%	105,714	2.4%
April 1, 2020	April 30, 2020	62,537	1.5	62,537	1.5
July 1, 2020	July 31, 2020	61,851	1.5	61,851	1.5
October 1, 2020	October 30, 2020	169,629	4.1	104,582	2.5

(a)	Date the tender offer period began.

MSO2 commenced quarterly tender offers approximately one year after the completion of its initial public offering. Tender offers for the year ended December 31, 2020 were as follows:

Commencement Date(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares
July 9, 2020	August 10, 2020	280,075	17.3%	40,499	2.5%
October 6, 2020	November 6, 2020	274,660	17.2	39,881	2.5

(a)	Date the tender offer period began.

Tendered share amounts are shown as repurchase of shares resulting from tender offers in the Statements of Changes in Net Assets.

As of December 31, 2020, BlackRock Financial Management, Inc., an affiliate of MSO2, owned 1,141 shares of MSO2.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

MSO and MSO2 each conducted a quarterly tender offer for up to 2.5% of its issued and outstanding common shares.

N O T E S T O F I N A N C I A L S T A T E M E N T S	75

Notes to Financial Statements   (continued)

The results of MSO’s tender offer were as follows:

Commencement Date(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares to be Purchased	Tendered Shares to be Purchased as a Percentage of Outstanding Shares
January 8, 2021	February 8, 2021	164,362	4.0%	102,661	2.5%

(a)	Date the tender offer period began.

The results of MSO2’s tender offer were as follows:

Commencement Date(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares to be Purchased	Tendered Shares to be Purchased as a Percentage of Outstanding Shares
January 8, 2021	February 8, 2021	262,893	16.8%	39,197	2.5%

(a)	Date the tender offer period began.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Multi-Sector Opportunities Trust and BlackRock Multi-Sector Opportunities Trust II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Multi-Sector Opportunities Trust and BlackRock Multi-Sector Opportunities Trust II (the “Funds”), including the schedules of investments, as of December 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2020, and the results of their operations, cash flows, changes in their net assets, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Changes in Net Assets	Financial Highlights
BlackRock Multi-Sector Opportunities Trust	For each of the two years in the period ended December 31, 2020	For each of the two years in the period ended December 31, 2020 and for the period from February 23, 2018 (commencement of operations) through December 31, 2018
BlackRock Multi-Sector Opportunities Trust II	For the year ended December 31, 2020 and for the period from April 16, 2019 (commencement of operations) through December 31, 2019	For the year ended December 31, 2020 and for the period from April 16, 2019 (commencement of operations) through December 31, 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	77

Important Tax Information  (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2020:

Trust Name	Qualified Dividend Income
MSO	$1,876,195
MSO2	741,505

For the fiscal year ended December 31, 2020, the Trusts hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Trust Name	Interest-Related Dividends
MSO	$8,251,273
MSO2	2,708,493

78	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since December 31, 2019. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

During each Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust.

Investment Objectives and Policies

BlackRock Multi-Sector Opportunities Trust (MSO)

The Trust’s investment objective is to seek to provide high income and total return.

The Trust’s investment objective may be changed by the Board of Trustees of the Trust (the “Board”) without prior shareholder approval.

Under normal conditions, the Trust will invest at least 80% of its total assets in fixed income securities and other financial instruments that pay periodic income. Fixed income securities may be of any type, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Trust may hold securities of any duration or maturity and does not maintain set policies with respect to the average duration or maturity of the Trust’s portfolio. The Trust may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world, including issuers located in emerging market countries, and of issuers that operate in any industry. The Trust may invest directly in securities or synthetically through the use of derivatives.

The Trust may invest in a broad range of debt and equity instruments and sectors and strategies to achieve its investment objective, including, but not limited to, second lien or other subordinated or unsecured floating rate and fixed loans or debt, loans and loan participations, including senior secured floating rate and fixed rate loans or debt, whole loans (including whole loan mortgages), bridge loans, convertible securities, debtor-in-possession financing, bank loans, private mortgage loans, non-performing loans, real estate debt, pay-in-kind bonds, asset-backed lending/securities, including asset-backed securities, commercial mortgage-backed securities, residential mortgage-backed securities and leases, collateralized debt obligations, which include collateralized bond obligations, collateralized loan obligations and other similarly structured products, structured notes, global bonds, sovereign debt, U.S. Government and agency securities, municipal securities, post-reorganization/restructured equities, distressed debt (including corporate loans, real estate loans and structured finance), trade claims, equity investments associated with corporate restructurings, equity (both long and short positions), preferred equity, equity-like and debt-like instruments, credit default swaps, credit linked notes and other over-the-counter derivative instruments. In addition, the Trust may invest in mortgage servicing rights (“MSRs”), including the rights to the cash flows payable to the actual mortgage servicer of a pool of mortgage loans to the extent such cash flows do not exceed a reasonable amount of consideration for normal servicing activities (“Normal MSRs”) and the rights to any amount of cash flows in excess of Normal MSRs, as well as other investments related to MSRs. Furthermore, the Trust may invest in the debt and equity (both long and short positions) of issuers involved in the origination of residential or commercial real estate mortgages or other consumer loans, including acquiring all or substantially all of the equity of a mortgage or loan origination business. The Trust may make direct loans and engage in direct lending. The Trust may also invest directly in physical assets, including but not limited to real estate, aviation assets, maritime assets and commodities.

The Trust intends to invest across multiple sectors and employ multiple strategies. BlackRock Advisors, LLC (the “Manager”), BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (collectively with BIL and the Manager, the “Advisors”) have the flexibility to allocate the Trust’s assets across various segments of the securities markets and may focus on particular countries, regions, asset classes and sectors to the exclusion of others at any time and from time to time. One strategy the Trust intends to employ is an opportunistic strategy, which seeks to invest in special situations, including private opportunistic investments, that the Advisors believe present the greatest potential for increased yield and capital appreciation. While any permitted investment could be characterized within this opportunistic portion of the Trust’s strategy based on its individual characteristics, the Trust expects that the following types of investments are most likely to fall within the opportunistic portion of its investment strategy: less liquid investments with a weighted average life of three to five years that, in the Advisors’ view, have a potentially higher return profile than the more liquid portions of the Trust’s portfolio. The Trust may, however, hold assets with a weighted average life longer than five years. While the amount of the Trust’s assets that may be allocated to these opportunistic investments is expected to vary over time, the Advisors currently anticipate allocating approximately 10-40% of the Trust’s assets to these types of investments. The Trust also expects to employ a value investing strategy, which typically involves buying securities that the Advisors believe are currently undervalued by the market and thus have a lower price than their true worth. The Trust’s allocation of its investments across various segments of the securities markets and various countries, regions, asset classes, strategies and sectors may vary significantly over time based on the Advisors’ analysis and judgment.

The Trust intends to limit investments in illiquid securities in the opportunistic portion of its portfolio if, immediately after the investment, the expected aggregate cash flows (e.g., interest and principal) representing the dollar amount (i.e., original capital) invested in such illiquid securities that would be paid beyond the seventh anniversary of the Trust’s initial public offering, as projected by the Manager, would exceed 5% of the Trust’s total assets; provided, however, the Manager may exceed this amount if approved by a majority of the Board (or a designated committee of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust). To this end, at the time of making any illiquid investment in the opportunistic portion of the Trust’s portfolio, the Manager will consider the then projected timing and amounts of cash flows anticipated by the Manager to be received by the Trust from such illiquid investment. There is no guarantee, however, that a shareholder’s investment in the Trust will not lose money or that the Trust will not return less over the life of the Trust than such shareholders initial investment. In addition, the Manager’s cash flow projections will depend on modeling, estimates and judgments made by the Manager at the time of investment, concerning a number of factors that are not possible to precisely predict. In the event that any of these models, estimates or judgments turn out to be incorrect, the timing and amount of anticipated cash flows to the Trust may be substantially different from the Manager’s projections at the time of investment. Further, a substantial and unexpected increase in market interest rates or a decline in economic conditions, as well as other factors, may materially adversely affect the accuracy of these projections. There is no limit on the maturity or duration of securities in which the Trust may invest. There is always the risk that substantial portions of Trust assets will not be available for distribution on or before the seventh anniversary of the Trust’s public offering, if at all.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	79

Investment Objectives, Policies and Risks  (continued)

Recent Changes (continued)

The Trust may also invest in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid investments and investments in which no secondary market is readily available, including those of private companies.

The Trust may invest any amount of its assets in securities of any credit quality, including securities that are rated at the time of investment below investment grade—i.e., “Ba” or “BB” or below by Moody’s Investor’s Service, Inc., S&P Global Ratings or Fitch Ratings, or securities that are judged to be of comparable quality by the Advisors. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds” or “high yield securities.” In the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Trust will apply the higher of the applicable ratings.

The Trust may enter into any type of derivatives transaction. The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps index products, credit default swaps, total return swaps and interest rate swaps) and may purchase and sell exchange-listed and off-exchange (“over-the-counter” or “OTC”) put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques (collectively, “Strategic Transactions”). The Trust may use Strategic Transactions for hedging purposes or to enhance total return. Additionally, the Trust may enter into any type of Strategic Transaction for the purpose or effect of creating investment leverage to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions.

If the Manager determines it to be appropriate or necessary, the Trust may form one or more wholly owned subsidiaries in one or more jurisdictions (each, a “Subsidiary,” and together, the “Subsidiaries”), each of which would be treated as a corporation for U.S. federal income tax purposes. Any Subsidiary will share the same portfolio management team as the Trust. The Trust may invest either directly or indirectly through the Subsidiaries. The Trust may invest an aggregate of up to 25% of its total assets in Subsidiaries. The Trust typically expects to invest indirectly through the Subsidiaries if it believes it is desirable to do so to comply with the requirements for qualification as a RIC under the Code. Any Subsidiary organized in the United States will generally be subject to U.S. federal income tax at corporate rates. The Subsidiaries will not be registered under the 1940 Act and will not be subject to the investor protections of the 1940 Act. The Subsidiaries will be advised or managed by the Manager and have the same investment objective as the Trust. The Manager, however, will not receive an additional management fee for any services provided to any Subsidiary. The Trust will look through any Subsidiaries for purposes of compliance with its investment policies and the applicable provisions of the 1940 Act relating to capital structure, affiliated transactions and custody.

The Trust may also invest in securities of other affiliated and unaffiliated open- or closed-end investment companies, including exchange-traded funds and business development companies, subject to applicable regulatory limits, that invest primarily in securities the types of which the Trust may invest in directly. The Trust will classify its investments in such investment companies for purposes of its investment policies based upon such investment companies’ stated investment objectives, policies and restrictions.

Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. Unless otherwise expressly stated herein, or otherwise required by applicable law, all percentage and ratings or credit quality limitations stated herein apply only at the time of investment and subsequent changes in percentage (including changes resulting from the Trust having a smaller base of assets after a tender offer), value, ratings downgrades, liquidity profile or changes in credit quality will not result in the Trust being required to dispose of any portfolio security.

Leverage

The Trust will use leverage to seek to achieve its investment objective. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage. The Trust may use leverage by investing in reverse repurchase agreements or other derivative instruments with leverage embedded in them, by borrowing funds from banks or other financial institutions and/or by issuing preferred shares.

The Trust may enter into dollar roll transactions.

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

BlackRock Multi-Sector Opportunities Trust II (MSO II)

The Trust’s investment objective is to seek to provide high income and total return.

The Trust’s investment objective may be changed by the Board of Trustees of the Trust (the “Board”) without prior shareholder approval.

Under normal conditions, the Trust will invest at least 80% of its total assets in fixed income securities and other financial instruments that pay periodic income. Fixed income securities may be of any type, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Trust may hold securities of any duration or maturity and does not maintain set policies with respect to the average duration or maturity of the Trust’s portfolio. The Trust may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world, including issuers located in emerging market countries, and of issuers that operate in any industry. The Trust may invest directly in securities or synthetically through the use of derivatives.

The Trust may invest in a broad range of debt and equity instruments and sectors and strategies to achieve its investment objective, including, but not limited to, second lien or other subordinated or unsecured floating rate and fixed loans or debt, loans and loan participations, including senior secured floating rate and fixed rate loans or debt, whole loans (including whole loan mortgages), bridge loans, convertible securities, debtor-in-possession financing, bank loans, private mortgage loans, non-performing loans, real estate debt, pay-in-kind bonds, asset-backed lending/securities, including asset-backed securities, commercial mortgage-backed securities, residential mortgage-backed

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Investment Objectives, Policies and Risks  (continued)

Recent Changes (continued)

securities and leases, collateralized debt obligations, which include collateralized bond obligations, collateralized loan obligations and other similarly structured products, structured notes, global bonds, sovereign debt, U.S. Government and agency securities, municipal securities, post-reorganization/restructured equities, distressed debt (including corporate loans, real estate loans and structured finance), trade claims, equity investments associated with corporate restructurings, equity (both long and short positions), preferred equity, equity-like and debt-like instruments, credit default swaps, credit linked notes and other over-the-counter derivative instruments. In addition, the Trust may invest in mortgage servicing rights (“MSRs”), including the rights to the cash flows payable to the actual mortgage servicer of a pool of mortgage loans to the extent such cash flows do not exceed a reasonable amount of consideration for normal servicing activities (“Normal MSRs”) and the rights to any amount of cash flows in excess of Normal MSRs, as well as other investments related to MSRs. Furthermore, the Trust may invest in the debt and equity (both long and short positions) of issuers involved in the origination of residential or commercial real estate mortgages or other consumer loans, including acquiring all or substantially all of the equity of a mortgage or loan origination business. The Trust may make direct loans and engage in direct lending. The Trust may also invest directly in physical assets, including but not limited to real estate, aviation assets, maritime assets and commodities.

The Trust intends to invest across multiple sectors and employ multiple strategies. BlackRock Advisors, LLC (the “Manager”), BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (collectively with BIL and the Manager, the “Advisors”) have the flexibility to allocate the Trust’s assets across various segments of the securities markets and may focus on particular countries, regions, asset classes and sectors to the exclusion of others at any time and from time to time. One strategy the Trust intends to employ is an opportunistic strategy, which seeks to invest in special situations, including private opportunistic investments, that the Advisors believe present the greatest potential for increased yield and capital appreciation. While any permitted investment could be characterized within this opportunistic portion of the Trust’s strategy based on its individual characteristics, the Trust expects that the following types of investments are most likely to fall within the opportunistic portion of its investment strategy: less liquid investments with a weighted average life of three to five years that, in the Advisors’ view, have a potentially higher return profile than the more liquid portions of the Trust’s portfolio. The Trust may, however, hold assets with a weighted average life longer than five years. While the amount of the Trust’s assets that may be allocated to these opportunistic investments is expected to vary over time, the Advisors currently anticipate allocating approximately 10-40% of the Trust’s assets to these types of investments. The Trust also expects to employ a value investing strategy, which typically involves buying securities that the Advisors believe are currently undervalued by the market and thus have a lower price than their true worth. The Trust’s allocation of its investments across various segments of the securities markets and various countries, regions, asset classes, strategies and sectors may vary significantly over time based on the Advisors’ analysis and judgment.

There is no guarantee that a shareholder’s investment in the Trust will not lose money or that the Trust will not return less over the life of the Trust than such shareholders initial investment. There is no limit on the maturity or duration of securities in which the Trust may invest. There is always the risk that substantial portions of Trust assets will not be available for distribution on or before the seventh anniversary of the public offering, if at all.

The Trust may also invest in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid investments and investments in which no secondary market is readily available, including those of private companies.

The Trust may invest any amount of its assets in securities of any credit quality, including securities that are rated at the time of investment below investment grade—i.e., “Ba” or “BB” or below by Moody’s Investor’s Service, Inc., S&P Global Ratings or Fitch Ratings, or securities that are judged to be of comparable quality by the Advisors. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds” or “high yield securities.” In the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Trust will apply the higher of the applicable ratings.

The Trust may enter into any type of derivatives transaction. The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps index products, credit default swaps, total return swaps and interest rate swaps) and may purchase and sell exchange-listed and off-exchange (“over-the-counter” or “OTC”) put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques (collectively, “Strategic Transactions”). The Trust may use Strategic Transactions for hedging purposes or to enhance total return. Additionally, the Trust may enter into any type of Strategic Transaction for the purpose or effect of creating investment leverage to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions.

If the Manager determines it to be appropriate or necessary, the Trust may form one or more wholly owned subsidiaries in one or more jurisdictions (each a “Subsidiary,” and together, the “Subsidiaries”), each of which would be treated as a corporation for U.S. federal income tax purposes. Any Subsidiary will share the same portfolio management team as the Trust. The Trust may invest either directly or indirectly through the Subsidiaries. The Trust may invest an aggregate of up to 25% of its total assets in Subsidiaries. The Trust typically expects to invest indirectly through the Subsidiaries if it believes it is desirable to do so to comply with the requirements for qualification as a RIC under the Code. Any Subsidiary organized in the United States will generally be subject to U.S. federal income tax at corporate rates. The Subsidiaries will not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and will not be subject to the investor protections of the 1940 Act. The Subsidiaries will be advised or managed by the Manager and have the same investment objective as the Trust. The Manager, however, will not receive an additional management fee for any services provided to any Subsidiary. The Trust will look through any Subsidiaries for purposes of compliance with its investment policies and the applicable provisions of the 1940 Act relating to capital structure, affiliated transactions and custody.

The Trust may also invest in securities of other affiliated and unaffiliated open- or closed-end investment companies, including exchange-traded funds (“ETFs”) and business development companies (“BDCs”), subject to applicable regulatory limits, that invest primarily in securities the types of which the Trust may invest in directly. The Trust will classify its investments in such investment companies for purposes of its investment policies based upon such investment companies’ stated investment objectives, policies and restrictions.

Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. Unless otherwise expressly stated herein, or otherwise required by applicable law, all percentage and ratings or credit quality limitations stated herein apply only at the time of

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	81

Investment Objectives, Policies and Risks  (continued)

Recent Changes (continued)

investment and subsequent changes in percentage (including changes resulting from the Trust having a smaller base of assets after a tender offer), value, ratings downgrades, liquidity profile or changes in credit quality will not result in the Trust being required to dispose of any portfolio security.

Leverage

The Trust will use leverage to seek to achieve its investment objective. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage. The Trust may use leverage by investing in reverse repurchase agreements or other derivative instruments with leverage embedded in them, by borrowing funds from banks or other financial institutions and/or by issuing preferred shares.

The Trust may enter into dollar roll transactions.

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

Risk Factors

This section contains a discussion of the general risks of investing in each Trust. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that a Trust will meet its investment objective or that the Trust’s performance will be positive for any period of time. Each risk noted below is applicable to each Trust unless the specific Trust or Trusts are noted in a parenthetical.

Limited Term Risk: The Trust will terminate in accordance with its Agreement and Declaration of Trust. The Trust is not a target term fund and thus does not seek to return its purchase price of $100.00 per common share upon termination. As the assets of the Trust will be liquidated in connection with its termination, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money. As the Trust approaches its applicable termination date (the “Termination Date”), the Manager may begin liquidating all or a portion of the Trust’s portfolio through opportunistic sales. During this time, the portfolio composition of the Trust may change and the Trust may not achieve its investment objective, comply with the investment guidelines or be able to sustain its historical distribution levels. Rather than reinvesting proceeds received from sales of or payments received in respect of portfolio securities, the Trust may distribute such proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the Trust’s fixed expenses to increase when expressed as a percentage of net assets attributable to common shares, or the Trust may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Trust. The final distribution of net assets upon termination may be more than, equal to or less than $100.00 per common share. Because the Trust may adopt a plan of liquidation and make liquidating distributions in advance of the Termination Date, the total value of the Trust’s assets returned to common shareholders upon termination will be impacted by decisions of the Board and the Trust’s management regarding the timing of adopting a plan of liquidation and making liquidating distributions. This may result in common shareholders receiving liquidating distributions with a value more or less than the value that would have been received if the Trust had liquidated all of its assets on the Termination Date, or any other potential target date for liquidating, and distributed the proceeds thereof to common shareholders.

Although it is anticipated that the Trust will have distributed substantially all of its net assets to shareholders as soon as practicable after the Termination Date, securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. The Manager currently anticipates allocating approximately 10-40% of the Trust’s assets to these types of investments prior to winding down. Although the Manager anticipates that these less liquid investments will have a weighted average life of three to five years, the Trust may hold assets with a weighted average life longer than five years. Securities placed in a liquidating trust may be held for an indefinite period of time, potentially several years or longer, until they can be sold or pay out all of their cash flows. During such time, the shareholders will continue to be exposed to the risks associated with the Trust and the value of their interest in the liquidating trust will fluctuate with the value of the liquidating trust’s remaining assets. Additionally, the tax treatment of the liquidating trust’s assets may differ from the tax treatment applicable to such assets when held by the Trust. To the extent the costs associated with a liquidating trust exceed the value of the remaining securities, the liquidating trust trustees may determine to dispose of the remaining securities in a manner of their choosing. The Trust cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust or how long it will take to sell or otherwise dispose of such securities.

Non-Diversification Risk: The Trust is a non-diversified fund. Because the Trust may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

Investment Risk: An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Trust should not be treated as a trading vehicle. At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. During periods in which the Trust may use leverage, the Trust’s investment, market discount and certain other risks will be magnified.

Illiquidity of Common Shares: The Trust is designed for long-term investors and not as a trading vehicle. An investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The common shares are appropriate only for investors who are seeking an investment in less liquid portfolio investments within an illiquid fund. An investment in common shares is not suitable for investors who need access to the money they invest. Unlike open-end funds (commonly known as mutual funds) which generally permit redemptions on a daily basis, the common shares will not be redeemable at an investor’s option. Unlike traditional listed closed-end funds, the Trust does not intend to list the common shares for trading on any securities exchange, and the Trust does not expect any secondary market to develop for the common shares in the foreseeable future. The net asset value of the common shares may be volatile and the Trust’s use of leverage will increase this volatility. As the common shares are not traded, investors may not be able to dispose of their investment in the Trust no matter how the Trust performs.

Tender Offer Risk: The Trust intends, but is not obligated, to conduct quarterly tender offers for up to 2.5% of the common shares then outstanding in the sole discretion of the Board. If the Board elects to conduct a tender offer, the Trust will offer to repurchase outstanding common shares at the Trust’s net asset value per common share or a

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Investment Objectives, Policies and Risks  (continued)

Recent Changes (continued)

percentage of the Trust’s net asset value per common share on the last day of the offer. In any given quarter, the Manager may or may not recommend to the Board that the Trust conduct a tender offer, and even if the Manager does recommend to the Board that the Trust conduct a tender offer, the Board may not approve such recommendation. For example, if adverse market conditions cause the Trust’s investments to become illiquid or trade at depressed prices or if the Manager and/or Board believe that conducting a tender offer for 2.5% or less of the common shares then outstanding would impose an undue burden on common shareholders who do not tender compared to the benefits of giving common shareholders the opportunity to sell all or a portion of their common shares at net asset value, the Trust may choose not to conduct a tender offer or may choose to conduct a tender offer for less than 2.5% of the common shares then outstanding. Accordingly, there may be periods during which no tender offer is made, and it is possible that no tender offers will be conducted during the term of the Trust. If a tender offer is not made during the life of the Trust, common shareholders may not be able to sell their common shares until the Trust terminates, as it is unlikely that a secondary market for the common shares will develop or, if a secondary market does develop, common shareholders may be able to sell their common shares only at substantial discounts from net asset value.

If the Trust does conduct tender offers, it may be required to sell its more liquid, higher quality portfolio securities to purchase common shares that are tendered, which may increase risks for remaining common shareholders and increase Trust expenses as a percent of assets. The Trust may, subject to its investment restriction with respect to leverage, utilize leverage to finance the repurchase of common shares pursuant to any tender offers. There can be no assurance, however, that the Trust will be able to obtain such financing for tender offers if it attempts to do so. The use of borrowings to finance the repurchase of common shares will further increase the Trust’s expenses borne by shareholders of the Trust, in addition to the increase in pro rata expenses that will result from having a smaller base of assets after any such tender offers over which to spread fixed expenses. The Trust is designed primarily for long-term investors and an investment in the common shares should be considered illiquid. While the Trust intends to conduct quarterly tender offers, the Trust is not required to do so and may amend, suspend or terminate such tender offers at any time. Investors have no right to require the Trust to redeem their common shares.

Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest rate risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Trust may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Trust’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Trust’s investments will not affect interest income derived from instruments already owned by the Trust, but will be reflected in the Trust’s net asset value. The Trust may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Trust management.

To the extent the Trust invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Trust) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Trust to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Trust to sell assets at inopportune times or at a loss or depressed value and could hurt the Trust’s performance.

•

Credit risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Trust’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Trust may have to invest the proceeds in securities with lower yields.

Junk Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Trust.

Distressed Securities Risk: Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Trust will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Trust may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Trust may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Merger or Other Event Driven Arbitrage Strategies: The Trust may invest in companies involved in (or which are the target of) acquisition attempts or takeover or tender offers or mergers or companies involved in work-outs, liquidations, demergers, spin-offs, reorganizations, bankruptcies, share buy-backs and other capital market transactions

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or “special situations.” The level of analytical sophistication, both financial and legal, necessary for a successful investment in companies experiencing significant business and financial distress is unusually high. There is no assurance that the Advisors will correctly evaluate the nature and magnitude of the various factors that could, for example, affect the prospects for a successful reorganization or similar action. There exists the risk that the transaction in which such business enterprise is involved either will be unsuccessful, take considerable time or will result in a distribution of cash or a new security the value of which will be less than the purchase price of the security or other financial instrument in respect of which such distribution is received. Acquisitions sometimes fail because the U.S. government, European Union or some other governmental entity does not approve of aspects of a transaction due to anti-trust concerns, tax reasons, subsequent disagreements between the acquirer or target as to management transition or corporate governance matters or changing market conditions. Similarly, if an anticipated transaction does not in fact occur, or takes more time than anticipated, the Trust may be required to sell its investment at a loss. As there may be uncertainty concerning the outcome of transactions involving financially troubled companies in which Trust may invest, there is potential risk of loss by the Trust of its entire investment in such companies. In some circumstances, investments may be relatively illiquid making it difficult to acquire or dispose of them at the prices quoted on the various exchanges. Accordingly, the Trust’s ability to respond to market movements may be impaired and consequently the Trust may experience adverse price movements upon liquidation of its investments. Settlement of transactions may be subject to delay and administrative uncertainties. An investment in securities of a company involved in bankruptcy or other reorganization and liquidation proceedings ordinarily remains unpaid unless and until such company successfully reorganizes and/or emerges from bankruptcy, and the Trust may suffer a significant or total loss on any such investment during the relevant proceedings.

Investing in securities of companies in a special situation or otherwise in distress requires active monitoring of such companies and may, at times, require active participation by the Trust (including by way of board membership or corporate governance oversight) in the management or in the bankruptcy or reorganization proceedings of such companies. Such involvement may restrict the Trust’s ability to trade in the securities of such companies. It may also prevent the Trust from focusing on matters relating to other existing investments or potential future investments of the Trust. In addition, as a result of its activities, the Trust may incur additional legal or other expenses, including, but not limited to, costs associated with conducting proxy contests, public filings, litigation expenses and indemnification payments to the investment manager or persons serving at the investment manager’s request on the boards of directors of companies in which the Trust has an interest. It should also be noted that any such board representatives have a fiduciary duty to act in the best interests of all shareholders, and not simply the Trust, and thus may be obligated at times to act in a manner that is adverse to the Trust’s interests. The occurrence of any of the above events may have a material adverse effect on the performance of the Trust.

Illiquid Investments Risk: The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Leverage Risk: The Trust utilizes leverage for investment purposes by entering into reverse repurchase agreements and derivative instruments with leverage embedded in them, by borrowing funds from banks or other financial institutions, by issuing preferred shares and/or by entering into dollar rolls. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Trust could lose money if it is unable to recover the securities and the value of the collateral held by the Trust, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Trust. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Dollar Rolls Risk: Dollar rolls involve the risk that the market value of the securities that the Trust is committed to buy may decline below the price of the securities the Trust has sold. These transactions may involve leverage.

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Derivatives Risk: The Trust’s use of derivatives may increase its costs, reduce the Trust’s returns and/or increase volatility. Derivatives involve significant risks, including:

•

Volatility risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Trust’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•	Counterparty risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

•

Market and illiquidity risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately.

•	Valuation risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Hedging risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Trust’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•

Tax risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Trust realizes from its investments.

•

Regulatory risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Trust with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter (“OTC”) swaps with the Trust. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Trust, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Trust of trading in these instruments and, as a result, may affect returns to investors in the Trust.

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trust will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Direct Lending Risk: The Trust may make direct loans and engage in direct lending. This practice involves certain risks. If a loan is foreclosed, the Trust could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. As a result, the Trust may be exposed to losses resulting from default and foreclosure. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying assets will further reduce the proceeds and thus increase the loss. There is no assurance that the Trust will correctly evaluate the value of the assets collateralizing the loan. In the event of a reorganization or liquidation proceeding relating to the borrower, the Trust may lose all or part of the amounts advanced to the borrower. There is no assurance that the protection of the Trust’s interests will be adequate, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, there is no assurance that claims will not be asserted that might interfere with enforcement of the Trust’s rights.

Whole Loan Mortgages Risk: The Trust directly or indirectly may invest in whole loan mortgages. Unlike mortgage-backed securities, whole loan mortgages generally are not government guaranteed or privately insured, though in some cases they may benefit from private mortgage insurance. A whole loan mortgage is directly exposed to losses resulting from default and foreclosure. Therefore, the value of the underlying property, the creditworthiness and financial position of the borrower, and the priority and enforceability of the lien are each of great importance. Whether or not the Advisors or their affiliates have participated in the negotiation of the terms of any such mortgages, there can be no assurance as to the adequacy of the protection of the terms of the loan, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, claims may be asserted that might interfere with enforcement of the rights of the Trust. In the event of a foreclosure, the Trust may assume direct ownership of the underlying real estate. The liquidation proceeds upon sale of such real estate may not be sufficient to recover the Trust’s cost basis in the loan, resulting in a loss to the Trust. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying property will further reduce the proceeds and thus increase the loss.

Whole loan mortgages have risks above and beyond those discussed above. For example, whole loan mortgages are subject to “special hazard” risk (property damage caused by hazards, such as earthquakes or environmental hazards, not covered by standard property insurance policies) and to bankruptcy risk (reduction in a borrower’s mortgage debt by a bankruptcy court). In addition, claims may be assessed against the Trust on account of its position as mortgage holder or property owner, including responsibility for tax payments, environmental hazards and other liabilities.

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Mortgage Servicing Rights Risk:. MSRs are the contractual right to cash flows payable to the actual mortgage servicer of a pool of mortgage loans for their ongoing administrative duties. Investing in MSRs will subject the Trust to numerous additional risks. MSR’s performance may be closely tied to economic and market conditions affecting mortgages and entities operating, directly or indirectly, in, or otherwise related to, the mortgage market, including sensitivity to regulatory changes, supply and demand in the mortgage market and sensitivity to overall market forecasts and swings. The mortgage market in the United States has experienced and may continue to experience a variety of difficulties and challenging economic conditions. Any deterioration of the U.S. mortgage market and declines in real estate prices could result in increased delinquencies or defaults on the mortgage loans underlying MSRs held by the Trust or require the Trust to make advances in respect of such delinquencies or defaults that may not be recovered.

Real Estate-Related Securities Risk: The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Trust’s real estate-related investments are concentrated in one geographic area or in one property type, the Trust will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Trust buys will not necessarily track the value of the underlying investments of the issuers of such securities.

Foreign Securities Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Trust will lose money. These risks include:

•

The Trust generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Trust’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•

The Trust’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Trust’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Trust’s net asset value.

•

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s investments.

Emerging Markets Risk: Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Frontier Markets Risk: Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, may be more likely to experience inflation risk, political turmoil and rapid changes in economic conditions than more developed and traditional emerging markets. Investments in frontier markets may be subject to a greater risk of loss than investments in more developed and traditional emerging markets. Frontier markets often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with custody of securities. Economic, political, illiquidity and currency risks may be more pronounced with respect to investments in frontier markets than in emerging markets.

Sovereign Debt Risk: Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Tax Characterization Risk: The Trust intends to employ an opportunistic strategy, which seeks to invest in special situations, including private opportunistic investments, that the Advisors believe present the greatest potential for increased yield and capital appreciation. The Advisor currently anticipates allocating approximately 10-40% of the Trust’s assets to these types of investments. The amount of taxable income and the tax character of income derived from these types of investments may not be determined at the time of a distribution from the Trust and may be recharacterized on the IRS Form 1099 sent to shareholders, and any increase in the amount of taxable income recognized from these transactions over the amount initially anticipated by the Trust could, among other things, increase the portion of Trust distributions that are taxable to investors as ordinary dividend income and cause the Trust to be subject to excise taxes on undistributed taxable income. Additionally, to the extent the Trust’s investments are held in a liquidating trust following the Trust’s termination, shareholder distributions paid out of the liquidating trust may be reported on a Grantor Information Statement.

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Unrated Securities Risk: Because the Trust may purchase securities that are not rated by any rating organization, an Advisor may, after assessing their credit quality, internally assign ratings to those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Trust might have difficulty selling them promptly at an acceptable price. To the extent that the Trust invests in unrated securities, the Trust’s ability to achieve its investment objective will be more dependent on an Advisor’s credit analysis than would be the case when the Trust invests in rated securities.

Debtor-In-Possession (“DIP”) Financing Risk: The Trust’s participation in DIP financings is subject to risks. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code and must be approved by the bankruptcy court. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. DIP financings are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP financings are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. There is a risk that the borrower will not emerge from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Trust’s only recourse will be against the property securing the DIP financing.

Special Commercial and Residential Mortgage Loan Risks: The Trust directly or indirectly may invest in performing, sub-performing and non-performing mortgage loans. Such investments would subject the Trust to the risks of commercial and residential real estate and real estate-related investments. These risks include, among others: (i) continued declines in the value of commercial and residential real estate; (ii) risks related to general and local economic conditions; (iii) possible lack of availability of mortgage funds for borrowers to refinance or sell their property; (iv) overbuilding; (v) the general deterioration of the borrower’s ability to keep a rehabilitated sub-performing or non-performing mortgage loan current; (vi) increases in property taxes and operating expenses; (vii) changes in zoning laws; (viii) costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; (ix) casualty or condemnation losses; (x) uninsured damages from floods, earthquakes or other natural disasters; (xi) limitations on and variations in rents; (xii) fluctuations in interest rates; and (xiii) fraud by borrowers, originators and/or sellers of mortgage loans. To the extent that assets underlying such investments are concentrated geographically, by property type or in certain other respects, the Trust may be subject to certain of the foregoing risks to a greater extent. Additionally, the Trust may be required to foreclose distressed mortgage loans and such actions would subject the Trust to greater concentration of the risks of the commercial and residential real estate markets and risks related to the ownership and management of real property.

The mortgage loans and loan portfolios to which the Trust may have direct or indirect exposure generally will have been originated by third parties. There is a risk that the underlying mortgage loan documentation and calculations of outstanding principal, interest, late fees and other amounts will be deficient and/or inaccurate and that the Trust will not detect such deficiencies and inaccuracies prior to gaining such economic exposure. Accordingly, such loans or loan portfolios may be compromised, reducing the value of any investment therein by the Trust.

Risk of Decline in Value of Real Estate Collateral: The value of the real estate that underlies mortgage loans is subject to market conditions. Changes in the real estate market may adversely affect the value of the collateral and thereby lower the value to be derived from a liquidation. In addition, adverse changes in the real estate market increase the risk of default, as the incentive of the borrower to retain and protect equity in the property declines. Furthermore, many of the properties that may secure loans to which the Trust has direct or indirect economic exposure may be suffering varying degrees of financial distress or may be located in economically distressed areas. During the financial crisis of 2007-2009, there was a substantial decline in the value of housing in many markets in the United States. It is possible that real estate values could again decline for a substantial period. Loans to which the Trust may have direct or indirect economic exposure may become non-performing for a wide variety of reasons, including, without limitation, because the mortgaged property is too highly leveraged (and, therefore, the borrower is unable to meet debt service payments), the borrower falls upon financial distress (such as from job loss or income reduction, or the reset of interest rates on the mortgage itself, which reduces the borrower’s ability to pay) or the property is in a market which has suffered a decline in home prices (and therefore, a borrower has a reduced willingness to pay). Such non-performing loans may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate, capitalization of interest payments and a substantial write-down of the principal of the loan. However, even if such restructuring were successfully accomplished, a risk exists that the borrower will not be able or willing to maintain the restructured payments or refinance the restructured mortgage upon maturity.

It is possible that the Trust may find it necessary or desirable to foreclose on some of the loans it acquires. The foreclosure process may be lengthy and expensive. Borrowers may resist mortgage foreclosure actions by asserting numerous claims, counterclaims and defenses against the Trust, including, without limitation, numerous lender liability claims and defenses, even when such assertions may have no basis in fact, in an effort to prolong the foreclosure action and force the lender into a modification of the loan or a favorable buy-out of the borrower’s position. In some states, foreclosure actions can sometimes take several years or more to litigate. At any time prior to or during the foreclosure proceedings, the borrower may file for bankruptcy, which would have the effect of staying the foreclosure actions and further delaying the foreclosure process. Foreclosure may create a negative public image of the mortgaged property and may result in a diminution of value.

The default rate for residential mortgage rates may increase due in large part to borrowers’ inability or unwillingness to carry the mortgage loan on a current basis, increased mortgage loan carrying costs resulting from resets of adjustable rate mortgages and increases in taxes and insurance, the inability of borrowers to refinance mortgage loans and general factors that reduce the ability of the borrower to pay its mortgage loan obligations, including loss of employment, increased cost of living and unexpected significant bills such as healthcare-related expenses. Lenders may exercise their foreclosure rights that will further decrease the value of the residential real estate as foreclosure sales are often at lower prices than sales in the ordinary course. Such conditions could further decrease the value of the residential real estate. The Trust could face increased default rates on sub-performing and non-performing mortgage loans to which it has direct or indirect economic exposure, including loans that were modified with the expectation that they would be re-performing loans.

Environmental Hazards: Under applicable environmental laws, owners of property may be liable for the cleanup and removal of hazardous substances even where the owner was not responsible for placing the hazardous substances on the property or where the property was contaminated prior to the time the owner took title. The kinds of hazardous substances for which liability may be incurred include, among others, chemicals and other materials commonly used by small businesses and manufacturing operations. The costs of removal and clean-up of hazardous substances and wastes can be extremely expensive and, in some cases, can exceed the value of a property. If any property acquired by the Trust through foreclosure or otherwise subsequently were found to have an environmental problem, the Trust could incur substantial costs and suffer a complete loss of its investment in such property as well as of other assets. Similarly, real estate is subject to loss due to so-called “special hazards” (e.g., floods, earthquakes

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and hurricanes). It may be impractical or impossible to fully insure against such events and, should such an event occur, the Trust could incur substantial costs and suffer a complete loss of its investment in such property.

Mortgage-Related Issuers Risk: The Trust may invest in mortgage servicers, originators and other mortgage-related issuers, including acquiring all or substantially all of the equity of a mortgage origination business. There can be no assurance that any such investments will be made or, if made, that they will be profitable.

Because investments in mortgage-related issuers are relatively illiquid, the Trust’s ability to promptly sell one or more related investments in response to changing economic, financial and investment conditions is limited. The mortgage and real estate market is affected by many factors, such as general economic conditions, availability of financing, interest rates and other factors, including supply and demand, that are beyond the Trust’s control. The Trust cannot predict whether it will be able to sell any investment in a mortgage-related issuer, including a mortgage originator or servicer, for the price or on the terms set by the Trust or whether any price or other terms offered by a prospective purchaser would be acceptable to the Trust. The Trust also cannot predict the length of time needed to find a willing and suitable purchaser.

Mortgage- and Asset-Backed Securities Risk: Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

Collateralized Debt Obligations Risk: In addition to the typical risks associated with fixed-income securities and asset-backed securities, collateralized debt obligations (“CDOs”), including collateralized loan obligations, carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Trust may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Trust could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Pay-in-Kind Bonds Risk: The Trust may invest in payment-in-kind bonds. Payment-in-kind bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Trust may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities that pay interest in cash. Additionally, current U.S. federal income tax law requires the holder of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for U.S. federal income and excise taxes, the Trust may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Senior Loans Risk: There is less readily available, reliable information about most senior loans than is the case for many other types of securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. No active trading market may exist for certain senior loans, which may impair the ability of the Trust to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Although senior loans in which the Trust will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss.

Second Lien Loans Risk: Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

Bank Loan Risk: The market for bank loans may lack liquidity and the Trust may have difficulty selling them. These investments expose the Trust to the credit risk of both the financial institution and the underlying borrower.

Risks of Loan Assignments and Participations: As the purchaser of an assignment, the Trust typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Trust may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Trust as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Trust could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Trust may be required to pass along to a purchaser that buys a loan from the Trust by way of assignment a portion of any fees to which the Trust is entitled under the loan. In connection with purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Trust may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Trust will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Trust may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Equity Securities Risk: Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Preferred Securities Risk: Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds

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Investment Objectives, Policies and Risks  (continued)

Recent Changes (continued)

and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Dividend Paying Equity Securities Risk: Dividends on common equity securities that the Trust may hold are not fixed but are declared at the discretion of an issuer’s board of directors. Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. There is no guarantee that the issuers of the common equity securities in which the Trust invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. Dividend producing equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. The Trust’s investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance.

The prices of dividend producing equity securities can be highly volatile. Investors should not assume that the Trust’s investments in these securities will necessarily reduce the volatility of the Trust’s net asset value or provide “protection,” compared to other types of equity securities, when markets perform poorly.

Investment Style Risk: Under certain market conditions, value investments have performed better during periods of economic recovery. Therefore, this investment style may over time go in and out of favor. At times when the investment style used by the Trust is out of favor, the Trust may underperform other equity funds that use different investment styles.

Structured Notes Risk: Structured notes and other related instruments purchased by the Trust are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Trust to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

U.S. Government Obligations Risk: Certain securities in which the Trust may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

U.S. Government Mortgage-Related Securities Risk: There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

•	General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

•

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

•

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

•

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Trust may lose money.

•

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

•

Tax-Exempt Status Risk — The Trust and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Trust nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Trust and its shareholders to substantial tax liabilities.

Variable and Floating Rate Instrument Risk: Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. These securities may be subject to greater illiquidity risk than other fixed income securities, meaning the absence of an active market for these securities could make it difficult for the Trust to dispose of them at any given time.

Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market

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Investment Objectives, Policies and Risks (continued)

Recent Changes (continued)

value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Investment Companies and ETFs Risk: Subject to the limitations set forth in the 1940 Act or as otherwise limited by the SEC, the Trust may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. These investment companies and ETFs will generally have investment exposure to the commodities markets which may subject them to greater volatility than investments in traditional securities. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

The securities of other investment companies and ETFs in which the Trust may invest may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Trust) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Trust is held by an affiliated fund, the ability of the Trust itself to hold other investment companies may be limited.

Subsidiary Risk: By investing in any Subsidiary, the Trust will be indirectly exposed to the risks associated with such Subsidiary’s investments. The instruments that will be held by any Subsidiary will generally be similar to those that are permitted to be held by the Trust and will be subject to the same risks that apply to similar investments if held directly by the Trust. The Subsidiaries will not be registered under the 1940 Act, and, unless otherwise noted in this prospectus, will not be subject to all the investor protections of the 1940 Act. However, the Trust will wholly own and control any Subsidiary, and the Trust and any Subsidiary will each be managed by the Advisors and share the same portfolio management teams. The Trust’s Board will have oversight responsibility for the investment activities of the Trust, including its investment in the Subsidiaries, and the Trust’s role as sole shareholder of any Subsidiary. Changes in the laws of the United States and/or any jurisdiction in which a Subsidiary is formed could result in the inability of the Trust and/or the Subsidiaries to operate as described in this prospectus and the SAI and could adversely affect the Trust. For example, changes in U.S. tax laws could affect the U.S. tax treatment of, or consequences of owning, the Trust or the Subsidiaries, including under the RIC rules.

Commodities Related Investments Risk: Exposure to the commodities markets may subject the Trust to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Trust invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Trust and its investments. Selection risk is the risk that the securities selected by Trust management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

A recent outbreak of an infectious coronavirus has developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

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Automatic Dividend Reinvestment Plan

With respect to MSO, unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “MSO Reinvestment Plan Agent”), all dividends or other distributions (together, a “dividend”) declared for your common shares of the Trust will be automatically reinvested by the MSO Reinvestment Plan Agent, as agent for shareholders in administering the Trust’s dividend reinvestment plan (the “MSO Reinvestment Plan”), in additional common shares of the Trust. Shareholders who elect not to participate in the MSO Reinvestment Plan will receive all dividends in cash paid directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by Computershare Trust Company, N.A., as dividend disbursing agent. You may elect not to participate in the MSO Reinvestment Plan and to receive all dividends in cash by contacting your broker/other financial intermediary or if your shares are held directly by the fund, by contacting the MSO Reinvestment Plan Agent, at the address set forth below. Participation in the MSO Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received and processed by the MSO Reinvestment Plan Agent prior to the dividend record date. Additionally, the MSO Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend.

The MSO Reinvestment Plan Agent will open an account for each common shareholder under the MSO Reinvestment Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Trust declares a dividend payable in cash, non-participants in the MSO Reinvestment Plan will receive cash and participants in the MSO Reinvestment Plan will receive the equivalent in common shares. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the reinvestment date.

The MSO Reinvestment Plan Agent maintains all shareholders’ accounts in the MSO Reinvestment Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each MSO Reinvestment Plan participant will be held by the MSO Reinvestment Plan Agent on behalf of the Reinvestment Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Reinvestment Plan.

In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the MSO Reinvestment Plan Agent will administer the Reinvestment Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Reinvestment Plan.

The MSO Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Trust. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

The Trust reserves the right to amend or terminate the MSO Reinvestment Plan. There is no direct service charge to participants with regard to newly issued common shares in the MSO Reinvestment Plan; however, the Trust reserves the right to amend the MSO Reinvestment Plan to include a service charge payable by the participants. Notice of amendments to the MSO Reinvestment Plan will be sent to participants.

All correspondence concerning the MSO Reinvestment Plan should be directed to the MSO Reinvestment Plan Agent, through the internet at computershare.com/blackrock, or in writing to Computershare, P. O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the MSO Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

Pursuant to the MSO2’s dividend reinvestment plan (the “MSO2 Reinvestment Plan”), registered shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional common shares of the Trust by BNY Mellon Investment Servicing (US) Inc. (the “MSO2 Reinvestment Plan Agent”), unless the shareholder elects to receive cash. Shareholders who elect not to participate in the MSO2 Reinvestment Plan will receive all dividends in cash paid directly to the shareholder of record (or, if the common shares are held through banks, brokers or other nominee name, then to such banks, brokers or other nominee) by BNY Mellon Investment Servicing (US) Inc., as dividend disbursing agent. You may elect not to participate in the MSO2 Reinvestment Plan and to receive all dividends in cash by contacting your bank, broker or other nominee who holds your Trust common shares or if your Trust common shares are held directly by the Trust, by contacting the MSO2 Reinvestment Plan Agent, at the address set forth below. Participation in the MSO2 Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received and processed by the MSO2 Reinvestment Plan Agent prior to the dividend record date. Additionally, the MSO2 Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend.

In the case of record shareholders such as banks, brokers or other nominees that hold Trust common shares for others who are the beneficial owners, the MSO2 Reinvestment Plan Agent will administer the MSO2 Reinvestment Plan on the basis of the number of Trust common shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the MSO2 Reinvestment Plan. Shareholders whose Trust common shares are held in the name of a bank, broker or other nominee should contact the bank, broker or other nominee for details. Such shareholders may not be able to transfer their shares to another bank, broker or other nominee and continue to participate in the MSO2 Reinvestment Plan.

The number of newly issued Trust common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the reinvestment date; there is no sales or other charge for reinvestment.

The MSO2 Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Trust. The Trust reserves the right to amend or terminate the MSO2 Reinvestment Plan. There is no direct service charge to participants with regard to newly issued Trust common shares in the MSO2 Reinvestment Plan. Notice of amendments to the Reinvestment Plan will be sent to participants.

All correspondence concerning the MSO2 Reinvestment Plan should be directed to the MSO2 Reinvestment Plan Agent, in writing to: BlackRock Funds, C/O BNY Mellon Investment Servicing, PO Box 9819, Providence, RI 02940.

A U T O M A T I C D I V I D E N D R E I N V E S T M E N T P L A N	91

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	84 RICs consisting of 108 Portfolios	None

Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	84 RICs consisting of 108 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017

Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and from 2017 to September 2020; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) from 2015 to July 2020.	84 RICs consisting of 108 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	84 RICs consisting of 108 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (chemical products); Envestnet (investment platform) from 2013 until 2016

Frank J. Fabozzi(d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year.	85 RICs consisting of 109 Portfolios	None

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Trustee and Officer Information   (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	84 RICs consisting of 108 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014

W. Carl Kester(d) 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	85 RICs consisting of 109 Portfolios	None

Catherine A. Lynch(d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	85 RICs consisting of 109 Portfolios	None

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	117 RICs consisting of 267 Portfolios	None

John M. Perlowski(d) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	118 RICs consisting of 268 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

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Trustee and Officer Information  (continued)

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

Officers Who Are Not Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust serve at the pleasure of the Board.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

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Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trusts will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Trust does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by a Trust for any particular quarter may be more or less than the amount of net investment income earned by a Trust during such quarter. The portion of distributions that exceeds a Trust current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

MSO2 generally expects to be treated as a “publicly offered regulated investment company” for U.S. federal income tax purposes. However, MSO2 cannot assure you that it will be treated as a “publicly offered regulated investment company” for all years. To be treated as a “publicly offered regulated investment company”, MSO2’s shares must, among other things, be held by or for at least 500 persons at all times during the taxable year. As of December 31, 2020, MSO2’s shares were held by 507 persons. If MSO2 is not treated as a “publicly offered regulated investment company” for any taxable year, for purposes of computing the taxable income of U.S. shareholders that are individuals, trusts or estates, (i) MSO2’s earnings and profits will be computed without taking into account such U.S. shareholders’ allocable shares of the management fees paid by MSO2 and certain other MSO2 expenses, (ii) each such U.S. shareholder will be treated as having received or accrued a dividend from MSO2 in the amount of such U.S. shareholder’s allocable share of these fees and expenses for the year, (iii) each such U.S. shareholder will be treated as having paid or incurred such its allocable share of these fees and expenses for the year and (iv) each such U.S. shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. shareholder. Miscellaneous itemized deductions are not deductible for taxable years that begin after December 31, 2017, and before January 1, 2026, and thereafter generally (i) will be deductible only to the extent that they exceed 2% of the adjusted gross income of the taxpayer, (ii) will not be deductible for purposes of the alternative minimum tax, and (iii) will be subject to the overall limitation on itemized deductions under Section 68 of the Code.

The following information is a summary of certain changes since December 31, 2019. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

A D D I T I O N A L I N F O R M A T I O N	95

Additional Information  (continued)

Electronic Delivery (continued)

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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Additional Information  (continued)

(continued)

Trust and Service Providers

Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Adviser
BlackRock International Limited
Edinburgh, EH3 8BL
United Kingdom

BlackRock (Singapore) Limited
079912 Singapore

Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02111

Transfer Agent
Computershare Trust Company, N.A.(a)
Canton, MA 02021

BNY Mellon Investment Servicing (US) Inc.(b)
Wilmington, DE 19809

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

(a) For MSO.

(b) For MSO2.

A D D I T I O N A L I N F O R M A T I O N	97

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

JPY	Japanese Yen

USD	United States Dollar

Portfolio Abbreviation

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

CR	Custodian Receipt

DIP	Debtor-In-Possession

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

LIBOR	London Interbank Offered Rate

PCL	Public Company Limited

PIK	Payment-in-Kind

PJSC	Public Joint Stock Company

SAB	Special Assessment Bonds

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Want to know more?

blackrock.com | 800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MSO-12/20-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Sector Opportunities Trust	$66,300	$66,300	$0	$0	$20,000	$20,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC ( the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Sector Opportunities Trust	$20,000	$20,000

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$1,984,000	$2,050,500

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant

(a) Not Applicable

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV . Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Amer Bisat, Managing Director at BlackRock, Rick Rieder, Managing Director at BlackRock, Ronald Redmond, Managing Director at BlackRock, Sacha Bacro, Managing Director at BlackRock, Robert Wuertz, Director at BlackRock and Jacob Caplain, Director at BlackRock. Messrs. Bisat, Rieder, Redmond, Bacro, Wuertz and Caplain are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Bisat, Rieder, Redmond, Bacro, Wuertz and Caplain have been members of the Fund’s portfolio management team since 2018.

Portfolio Manager	Biography
Amer Bisat	Managing Director of BlackRock, Inc. since 2013; Partner at Traxis from 2007 to 2013; Partner at Rubicon from 2004 to 2007; Portfolio Manager at UBS from 2002 to 2004; Portfolio Manager at Morgan Stanley Investment Management from 1999 to 2002. Senior economist at the IMF from 1991 to 1998.

Rick Rieder	Global Chief Investment Officer of Fixed Income, Co-head of BlackRock’s Global Fixed Income platform, member of Global Operating Committee and Chairman of the BlackRock firmwide Investment Council. Managing Director of BlackRock, Inc. since 2009. President and Chief Executive Officer of R3 Capital Partners from 2008 to 2009; Managing Director of Lehman Brothers from 1994 to 2008.

Ronald Redmond	Managing Director of BlackRock, Inc. since 2013; Managing Director of Deutsche Bank Securities from 2007 to 2012.

Sacha Bacro	Managing Director of BlackRock, Inc. since 2005; Director of BlackRock, Inc. from 2002 to 2004; Vice President of BlackRock, Inc. from 2000 to 2001. Employed at BlackRock, Inc. since 1995.

Robert Wuertz	Director of BlackRock, Inc. since 2012.

Jacob Caplain	Director of BlackRock, Inc. since 2019, Vice President of BlackRock, Inc. from 2018 to 2017; Associate of BlackRock, Inc. from 2015 to 2016; Analyst of BlackRock, Inc. from 2012 to 2014.

(a)(2) As of December 31, 2020:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is
(i) Name of Portfolio Manager	Other Registered	Other Pooled Investment	Other Accounts	Other Registered	Other Pooled Investment	Other Accounts
Amer Bisat	5	6	0	0	0	0
	$1.77 Billion	$1.26 Billion	$0	$0	$0	$0
Rick Rieder	20	37	24	0	7	7
	$112.4 Billion	$43.67 Billion	$10.61 Billion	$0	$3.27 Billion	$7.84 Billion
Ronald Redmond	1	9	0	0	4	0
	$142.2 Million	$557.8 Million	$0	$0	$129.5 Million	$0
Sacha Bacro	1	24	0	0	6	0
	$160.7 Million	$1.40 Billion	$0	$0	$570.4 Million	$0
Robert Wuertz	2	3	5	0	1	2
	$345.8 Million	$3.34 Billion	$1.74 Billion	$0	$2.70 Billion	$324.2 Million
Jacob Caplain	2	3	2	0	1	1
	$345.8 Million	$338.6 Million	$1.32 Billion	$0	$2.70 Billion	$225.8 Million

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Bisat, Rieder, Redmond, Bacro, Wuertz and Caplain may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Bisat, Rieder, Redmond, Bacro, Wuertz and Caplain may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)    As of December 31, 2020:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2020.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Applicable Benchmarks

Amer Bisat	A combination of market-based indices (e.g., EMBI Global Non-Diversified Index) and certain customized indices.

Rick Rieder Robert Wuertz Jacob Caplain	A combination of market-based indices (e.g., Bloomberg Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

Ronald Redmond Sacha Bacro	No Benchmarks.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($285,000 for 2020). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4)    Beneficial Ownership of Securities – As of December 31, 2020.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Amer Bisat	$500,001 - $1,000,000
Rick Rieder	Over $1,000,000
Ronald Redmond	$100,001 - $500,000
Sacha Bacro	$100,001 - $500,000
Robert Wuertz	None
Jacob Caplain	$10,001 - $50,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Multi-Sector Opportunities Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Opportunities Trust

Date: March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Opportunities Trust

Date: March 5, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Multi-Sector Opportunities Trust

Date: March 5, 2021